                                                      Registration No. 811-0487
                                                      Registration No. 2-12187
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]
        Post-Effective Amendment No. 87                            [X]
                                   ------
                                        and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]
        Post-Effective Amendment No. 87                            [X]
                                   ------

                        (Check appropriate box or boxes)

                         SECURITY GROWTH AND INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                Copies To:
  John D. Cleland, President                    Amy J. Lee, Secretary
  Security Growth and Income Fund               Security Growth and Income Fund
  700 Harrison Street                           700 Harrison Street
  Topeka, KS 66636-0001                         Topeka, KS 66636-0001
  (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[_] immediately upon filing pursuant to paragraph (b)
[X] on January 28, 1999, pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on January 28, 1999, pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on January 28, 1999, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                             SECURITY
                                                               FUNDS
===============================================================================
                                                         PROSPECTUS

                                                         FEBRUARY 1, 1999


                                                         -  Security Growth
                                                            and Income Fund

                                                         -  Security Equity Fund

                                                         -  Security Global Fund

                                                         -  Security Value Fund

                                                         -  Security Small
                                                            Company Fund

                                                         -  Security Ultra Fund


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THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                               SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

FUNDS' OBJECTIVES...........................................................   2

  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   2
  Security Value Fund.......................................................   2
  Security Small Company Fund...............................................   2
  Security Enhanced Index Fund..............................................   2
  Security International Fund...............................................   2
  Security Select 25 Fund...................................................   2
  Security Ultra Fund.......................................................   2

FUNDS' PRINCIPAL INVESTMENT STRATEGIES......................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   3
  Security Value Fund.......................................................   3
  Security Small Company Fund...............................................   3

  Security Enhanced Index Fund..............................................   3
  Security International Fund...............................................   4
  Security Select 25 Fund...................................................   4

  Security Ultra Fund.......................................................   5
MAIN RISKS..................................................................   5

  Market Risk...............................................................   5
  Smaller Companies.........................................................   5
  Value Stocks..............................................................   5
  Growth Stocks.............................................................   5
  Foreign Securities........................................................   5
  Emerging Markets..........................................................   6
  Options and Futures.......................................................   6
  Fixed-Income Securities...................................................   6
  Diversification...........................................................   6
  Investment in Investment Companies........................................   6
  Active Trading............................................................   7

PAST PERFORMANCE............................................................   7
FEES AND EXPENSES OF THE FUNDS..............................................  11

INVESTMENT MANAGER..........................................................  12

  Management Fees...........................................................  12
  Portfolio Managers........................................................  13
  Year 2000 Compliance......................................................  14
BUYING SHARES...............................................................  15
  Class A Shares............................................................  15
  Class A Distribution Plan.................................................  15
  Class B Shares............................................................  15
  Class B Distribution Plan.................................................  15
  Class C Shares............................................................  16
  Class C Distribution Plan.................................................  16
  Waiver of Deferred Sales Charge...........................................  16

  Confirmations and Statements..............................................  16
SELLING SHARES..............................................................  16
  By Mail...................................................................  16
  By Telephone..............................................................  17
  By Broker.................................................................  17
  Payment of Redemption Proceeds............................................  17

DIVIDENDS AND TAXES.........................................................  17

  Tax on Distributions......................................................  17
  Taxes on Sales or Exchanges...............................................  18
  Backup Withholding........................................................  18

DETERMINATION OF NET ASSET VALUE............................................  18
SHAREHOLDER SERVICES........................................................  18
  Accumulation Plan.........................................................  18
  Systematic Withdrawal Program.............................................  18
  Exchange Privilege........................................................  19
  Retirement Plans..........................................................  19
GENERAL INFORMATION.........................................................  19
  Shareholder Inquiries.....................................................  19
FINANCIAL HIGHLIGHTS........................................................  20

APPENDIX A - REDUCED SALES CHARGES..........................................  26
  Class A Shares............................................................  26

  Rights of Accumulation....................................................  26
  Statement of Intention....................................................  26
  Reinstatement Privilege...................................................  26

FUNDS' OBJECTIVES


Described below are the investment objectives for each of the Funds. Each Fund's Board of Directors may change their investment objectives without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


SECURITY GROWTH AND INCOME FUND -- The Growth and Income Fund seeks long-term growth of capital with secondary emphasis on income.

SECURITY EQUITY FUND -- The Equity Fund seeks long-term capital growth.


SECURITY GLOBAL FUND -- The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.


SECURITY VALUE FUND -- The Value Fund seeks long-term growth of capital.

SECURITY SMALL COMPANY FUND -- The Small Company Fund seeks long-term growth of capital.


SECURITY ENHANCED INDEX FUND -- The Enhanced Index Fund seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.


SECURITY INTERNATIONAL FUND -- The International Fund seeks long-term capital appreciation primarily by investing in non-U.S. equity securities and other securities with equity characteristics.

SECURITY SELECT 25 FUND -- The Select 25 Fund seeks long-term growth of capital.

SECURITY ULTRA FUND -- The Ultra Fund seeks capital appreciation.

FUNDS' PRINCIPAL INVESTMENT STRATEGIES


SECURITY GROWTH AND INCOME FUND -- The Fund pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks that the Investment Manager, Security Management Company, LLC, believes are attractively valued with above-average growth potential. The Fund also invests in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25 percent of the Fund's portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are undervalued in terms of price or other financial measurements with above average growth potential. The Fund typically invests in the common stock of companies whose total market value is $1 billion or greater at the time of purchase.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities may include U.S. government securities, high yield securities (also referred to as "junk bonds") and other corporate debt securities.

The Fund typically sells an investment when the reasons for buying no longer apply, or when the company or issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY EQUITY FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of stocks.

To choose stocks, the Investment Manager uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.


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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.


VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential.
--------------------------------------------------------------------------------

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY GLOBAL FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest some assets in options, futures and foreign currencies, which are primarily used to hedge the Fund's portfolio but may be used to increase returns.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By identifying key worldwide trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends fall into three categories of change: (1) technological change; (2) demographic/geopolitical change; and (3) changing resource needs.

OppenheimerFunds looks for the following securities:


*  Stocks of small, medium and large growth-oriented companies worldwide

*  Companies that stand to benefit from one or more global trends

* Businesses with strong competitive positions and high demand for their products or services


To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies broadly across countries and industries.

Under adverse market conditions, the Fund could invest some or all of its assets in debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY VALUE FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of stocks which are considered undervalued.


The Investment Manager typically chooses stocks that appear undervalued relative to assets, earnings, growth potential or cash flows. The value stocks included in the Fund's portfolio consist of all sizes of companies, but due to the nature of value companies, typically consist of small- to medium-size companies.


The Fund may sell a stock if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SMALL COMPANY FUND -- The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of domestic and foreign companies with total market value of less than $1.2 billion at the time of purchase. The Fund may also invest in securities of emerging growth companies (some of which have total market value over $1.2 billion). Emerging growth companies include companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive, but it is not required to do so.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY ENHANCED INDEX FUND -- The Fund pursues its objective by investing, under normal circumstances in a portfolio of stocks representative of the holdings in the S&P 500 Index. The stocks are analyzed using a set of quantitative criteria that is designed to indicate whether a stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, the Sub-Adviser, Bankers Trust Company, determines whether the Fund should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500, approximately 100 will be over- or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. The Fund may invest up to 25% of its assets in equity securities of companies not included in the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

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THE S&P 500 INDEX is a well-known stock market index that includes common stocks
of  500  companies.   These  companies  are  from  several   industrial  sectors
representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the New York Stock Exchange.
--------------------------------------------------------------------------------

The Fund also may invest a portion of its assets in options and futures, which are primarily used to hedge the Fund's portfolio but may be used to increase returns and to maintain exposure to the equity markets.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY INTERNATIONAL FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Fund may also invest in securities of issuers based in underdeveloped countries. Investments in underdeveloped countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will, under normal circumstances, be invested in the securities of issuers based in at least 3 countries other than the United States.

--------------------------------------------------------------------------------
EQUITY SECURITIES may include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
--------------------------------------------------------------------------------


The Fund's investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:


*  The prospects for relative growth among foreign countries

*  Expected levels of inflation

*  Government policies influencing business conditions

*  The outlook for currency relationships

*  The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Fund. Criteria for selection of individual securities include:

*  The issuer's competitive position

*  Prospects for growth

*  Management strength

*  Earnings quality

*  Underlying asset value

*  Relative market value

*  Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The Fund typically sells an investment when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SELECT 25 FUND -- The Fund pursues its objective by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

--------------------------------------------------------------------------------
BOTTOM-UP APPROACH means that the Investment Manager primarily analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. Some of the things which the Investment Manager looks at when analyzing individual companies include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management.
--------------------------------------------------------------------------------

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY ULTRA FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of stocks that the Investment Manager believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a value-oriented strategy and "bottom-up" approach to choose stocks. The Investment Manager identifies stock of companies that are in the early to middle stages of growth and are valued at a reasonable price. Stocks considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly.

The Fund also may invest a portion of its assets in futures, which are primarily used to hedge the Fund's portfolio but may be used to increase returns and to maintain exposure to the equity markets.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


MAIN RISKS


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An  investment  in the Funds is not a deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons. By virtue of their investment strategies, Value Fund, Small Company Fund and Ultra Fund may be particularly susceptible to the risks posed by investing in smaller companies.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds. Growth and Income Fund, Equity Fund, Value Fund and Ultra Fund in particular offer the potential rewards, and risks, of a value-oriented investment strategy.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase. Equity Fund, Global Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund feature an investment strategy that emphasizes investment in growth stocks.

FOREIGN SECURITIES -- Global Fund, International Fund and, to a lesser extent, the other Funds may invest in foreign securities and/or American Depositary Receipts (ADRs). Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability. These risks may be particularly acute in underdeveloped capital markets.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

* vendors the Funds depend on to carry out their business, such as the custodian bank (which holds the foreign securities the Funds buy), the Investment Manager (which prices the Funds' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If the vendors are not prepared, there could be delays in settlements and additional costs to the Funds.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Funds.

The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Funds' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase its operational costs.

EMERGING MARKETS -- Global Fund and International Fund may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Global Fund, Enhanced Index Fund and International Fund may invest some of their assets in options and futures. Ultra Fund also may invest some of its assets in futures. These practices are used primarily to hedge a Fund's portfolio or to increase returns. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME SECURITIES -- Growth and Income Fund may invest a significant portion of its assets in fixed-income securities. Fixed-income investing may present risks because the market value of fixed-income investments generally are affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

DIVERSIFICATION -- Select 25 Fund may invest in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

INVESTMENT IN INVESTMENT COMPANIES -- Because International Fund may invest in other investment companies in order to gain exposure to a foreign securities market, it will incur its pro rata share of the underlying investment companies' expenses to the extent it pursues its investment objective in this manner. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Small Company Fund also may invest in other investment companies.

ACTIVE TRADING -- The Growth and Income, Global, Small Company and Ultra Funds may engage in active trading, which will increase the costs the Funds incur. It may also increase the amount of capital gains tax an investor pays on the Funds' returns.


PAST PERFORMANCE


The charts and tables below give an indication of certain of the Funds' risks and performance by showing changes in the Funds' Class A share performance from year to year. The Enhanced Index, International, and Select 25 Funds and all of the Funds' Class C shares are new and do not have performance records. The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. As with all mutual funds, past performance is not a prediction of future results.

The bar charts below do not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 5.75% front-end sales charge and for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.


--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989     20.5%
1990     -3.0%
1991     21.8%
1992      4.8%
1993      8.2%
1994     -7.9%
1995     27.8%
1996     12.0%
1997     31.7%
1998     -0.3%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     15.50%       September 30, 1997
Lowest                     -12.32%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Class A             -6.06%         11.67%          10.86%
Class B             -6.32%         11.59%          10.98%*
S&P 500             28.58%         24.06%          19.19%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. The S&P 500 average annual total return for this period was 23.33%.
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY EQUITY FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989    30.7%
1990    -4.6%
1991    35.2%
1992    10.7%
1993    14.6%
1994    -2.5%
1995    38.4%
1996    22.7%
1997    29.6%
1998    26.5%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     25.04%       September 30, 1989
Lowest                     -15.29%       September 30, 1990
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Class A             19.15%         20.65%          18.53%
Class B             20.06%         20.69%          20.52%*
S&P 500             28.58%         24.06%          19.19%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. The S&P 500 average annual total return for this period was 23.33%.
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GLOBAL FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1994      1.3%
1995     10.4%
1996     17.1%
1997      6.9%
1998     19.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1994-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     19.31%        December 31, 1998
Lowest                     -11.44%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                               LIFE OF FUND
                PAST 1 YEAR    PAST 5 YEARS   (SINCE 10/1/93)
Class A           12.31%           9.46%          9.66%
Class B           12.91%           9.38%          9.92%*
MSCI              24.80%          16.19%         15.74%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. The MSCI average annual total return for this period was _______%.
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY VALUE FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998      16.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     21.34%        December 31, 1998
Lowest                     -16.06%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                            LIFE OF FUND
                          PAST 1 YEAR      (SINCE 5/1/97)

Class A                      9.46%            23.20%
Class B                      9.82%            24.32%
S&P 500                     28.58%            31.43%
BARRA Value Index           14.67%            22.98%
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998      10.4%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     21.95%        December 31, 1998
Lowest                     -17.30%       September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                             LIFE OF FUND
                          PAST 1 YEAR      (SINCE 10/15/97)

Class A                     4.02%              0.05%
Class B                     4.16%             -0.08%
Russell 2000 Index         -2.55%             -4.68%
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY ULTRA FUND - CLASS A
--------------------------------------------------------------------------------


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1989      11.9%
1990     -27.4%
1991      59.7%
1992       7.7%
1993       9.9%
1994      -6.6%
1995      19.3%
1996      18.0%
1997      17.8%
1998      16.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1989-1998)
---------------------------------------------------------------
                                            QUARTER ENDED

Highest                     36.65%         March 31, 1991
Lowest                     -41.16%       September 30, 1990

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
Class A                 10.01%       11.24%        10.10%
Class B                 10.61%       11.38%        11.28%*
S&P Midcap 400          19.12%       18.85%        19.29%*
---------------------------------------------------------------
*For the period beginning  October 19, 1993 (date of inception)
 to December 31, 1998. The S&P Midcap 400 average annual total return for this period was 18.47%.
---------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (ALL FUNDS) (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               CLASS A     CLASS B       CLASS C
                                               SHARES      SHARES(1)     SHARES

Maximum Sales Charge Imposed on Purchases

 (as a percentage of offering price)            5.75%        None        None

Maximum Deferred Sales Charge (as a
 percentage of original purchase price or

 redemption proceeds, whichever is lower)      None(2)       5%(3)       1%(4)

--------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.
2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3 5% during the first year, decreasing to 0% in the sixth and following years. 4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------
                                                Class A
                        --------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           None            0.00%         1.21%
Equity Fund               1.02%           None            0.00%         1.02%
Global Fund               2.00%           None            0.00%         2.00%
Value Fund                1.00%           None            0.51%         1.51%
Small Company Fund        1.00%           0.25%           1.40%         2.65%
Enhanced Index Fund       0.75%           0.25%           0.52%         1.52%
International Fund        1.10%           0.25%           0.57%         1.92%
Select 25 Fund            0.75%           0.25%           0.79%         1.79%
Ultra Fund                1.23%           None            0.00%         1.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers Rules.

6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------
                                                Class B
                       ---------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           1.00%           0.00%         2.21%
Equity Fund               1.02%           1.00%           0.00%         2.02%
Global Fund               2.00%           1.00%           0.00%         3.00%
Value Fund                1.00%           1.00%           0.59%         2.59%
Small Company Fund        1.00%           1.00%           1.38%         3.38%
Enhanced Index Fund       0.75%           1.00%           0.52%         2.27%
International Fund        1.10%           1.00%           0.57%         2.67%
Select 25 Fund            0.75%           1.00%           0.79%         2.54%
Ultra Fund                1.23%           1.00%           0.00%         2.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers Rules.

6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund Assets)
--------------------------------------------------------------------------------
                                                Class C
                       ---------------------------------------------------------
                                                                        Total
                                                                     Annual Fund
                        Management     Distribution       Other       Operating
                          Fees       (12b-1) Fees(5)   Expenses(6)    Expenses

Growth and Income Fund    1.21%           1.00%           0.00%         2.21%
Equity Fund               1.02%           1.00%           0.00%         2.02%
Global Fund               2.00%           1.00%           0.00%         3.00%
Value Fund                1.00%           1.00%           0.59%         2.59%
Small Company Fund        1.00%           1.00%           1.38%         3.38%
Enhanced Index Fund       0.75%           1.00%           0.52%         2.27%
International Fund        1.10%           1.00%           0.57%         2.67%
Select 25 Fund            0.75%           1.00%           0.79%         2.54%
Ultra Fund                1.23%           1.00%           0.00%         2.23%
--------------------------------------------------------------------------------
5 Long-term holders of shares that are subject to a 12b-1 distribution fee may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by National Association of Securities Dealers Rules.

6 The amount of "Other Expenses" of Enhanced Index Fund, International Fund and Select 25 Fund is based on estimated amounts for the period ending September 30, 1999.
--------------------------------------------------------------------------------


EXAMPLE

   This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


   Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.

------------------------------------------------------------------------------------------------------------------------------------
                                1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
                       -------------------------   -------------------------   -------------------------   -------------------------
                       CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C

Growth and Income Fund  $691     $724     $324     $  937   $  991   $  691    $1,202   $1,385   $1,185    $1,957   $2,544   $2,544
Equity Fund              673      705      305        881      934      634     1,106    1,288    1,088     1,751    2,348    2,348
Global Fund              766      803      403      1,166    1,227      927     1,591    1,777    1,577     2,768    3,318    3,318
Value Fund               720      762      362      1,025    1,105      805     1,351    1,575    1,375     2,273    2,925    2,925
Small Company Fund       828      841      441      1,351    1,339    1,039     1,899    1,960    1,760     3,387    3,667    3,667
Enhanced Index Fund      721      730      330      1,028    1,009      709       ---      ---      ---       ---      ---      ---
International Fund       759      770      370      1,143    1,129      829       ---      ---      ---       ---      ---      ---
Select 25 Fund           746      757      357      1,106    1,091      791       ---      ---      ---       ---      ---      ---
Ultra Fund               693      730      330        943      997      697     1,212    1,395    1,195     1,978    2,565    2,565
------------------------------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares.


------------------------------------------------------------------------------------------------------------------------------------
                                1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
                       -------------------------   -------------------------   -------------------------   -------------------------
                       CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C

Growth and Income Fund   $691     $224     $224    $  937   $  691   $  691    $1,202   $1,185   $1,185    $1,957   $2,544   $2,544
Equity Fund               673      205      205       881      634      634     1,106    1,088    1,088     1,751    2,348    2,348
Global Fund               766      303      303     1,166      927      927     1,591    1,577    1,577     2,768    3,318    3,318
Value Fund                720      262      262     1,025      805      805     1,351    1,375    1,375     2,273    2,925    2,925
Small Company Fund        828      341      341     1,351    1,039    1,039     1,899    1,760    1,760     3,387    3,667    3,667
Enhanced Index Fund       721      230      230     1,028      709      709       ---      ---      ---       ---      ---      ---
International Fund        759      270      270     1,143      829      829       ---      ---      ---       ---      ---      ---
Select 25 Fund            746      257      257     1,106      791      791       ---      ---      ---       ---      ---      ---
Ultra Fund                693      226      226       943      697      697     1,212    1,195    1,195     1,978    2,565    2,565
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas 66636, is the Funds' investment manager. On September 30, 1998, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.7 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Global Fund. OppenheimerFunds and its subsdiaries currently manage investment companies, including Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OppenheimerFunds became the Global Fund's Sub-Adviser on November 1, 1998, replacing Lexington Management Corporation which served as Sub-Adviser of the Fund from its inception in October 1993 to November 1, 1998.

The Investment Manager has engaged Strong Capital Management, Inc., 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. Strong was established in 1974 and as of September 30, 1998, manages over $30 billion in assets.

The Investment Manager has also engaged Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to the Enhanced Index Fund and International Fund. Bankers Trust was founded in 1903 and manages over $300 billion in assets.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated.


            -------------------------------------------------------
            MANAGEMENT FEES
            (expressed as a percentage of average net assets)
            -------------------------------------------------------

            Growth and Income Fund.......................   1.21%
            Equity Fund..................................   1.02%
            Global Fund..................................   2.00%
            Value Fund...................................   1.00%
            Small Company Fund...........................   1.00%

            Enhanced Index Fund*.........................   0.75%
            International Fund*..........................   1.10%
            Select 25 Fund*..............................   0.75%

            Ultra Fund...................................   1.23%
            -------------------------------------------------------

            *These Funds were not available until January 31, 1999.
            -------------------------------------------------------

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 11.

PORTFOLIO MANAGERS -- SIDNEY F. HOOTs, Managing Director of Bankers Trust, has been the manager of Enhanced Index Fund since its inception in January 1999. He is the Senior Portfolio Manager for the Structured Equity Group at Bankers Trust. He has responsibility for a variety of funds ranging from an enhanced index fund using quantitative stock selection to an equity-based relative value hedge fund which combines traditional hedge fund trading with quantitative techniques. In addition, he is responsible for a tax-advantaged equity product. Mr. Hoots also directs the quantitative equity research effort for Bankers Trust. Mr. Hoots joined Bankers Trust in 1983 and has 15 years of investment experience. He has a B.S. degree from Duke University and an M.B.A. from the University of Chicago. He is also a Member of the American Finance Association.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981. He has been the manager of Select 25 Fund since its inception in January 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

RONALD C. OGNAR, Portfolio Manager of Strong, has been the manager of Small Company Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.


MICHAEL A. PETERSEN, Senior Portfolio Manager of the Investment Manager, has been the manager of Growth and Income Fund since January 1998. He has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a Bachelor of Science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.


ROBERT REINER, Principal at Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.


JAMES P. SCHIER, Portfolio Manager of the Investment Manager, has been the manager of Value Fund since its inception in 1997 and has managed Ultra Fund since January 1998. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.


JULIE WANG, Principal at Bankers Trust, has been co-manager of International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.

WILLIAM L. WILBY, Senior Vice President and Director of International Equities of Oppenheimer, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their management and administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Funds by the Investment Manager and Sub-Advisers, as well as transfer agency, accounting, custody, distribution and other services provided to the Funds and their shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. The Investment Manager considers a system "Year 2000 Compliant" when it is able to correctly process, provide and/or receive data before, during and after the Year 2000. The Investment Manager's overall approach to addressing the Year 2000 Problem is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure of any such system would have on its business operations;
(2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems, as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and is scheduled to extend into the first six months of 1999.


Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Funds and the Investment Manager.


The Year 2000 Problem is also expected to impact operating companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Funds and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds and, indirectly, on the value of the Funds' shares.


BUYING SHARES


Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc.

There are three different ways to buy shares of the Funds--Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution fees to which they are subject. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.


--------------------------------------------------------------------------------
                                                        SALES CHARGE
                                            ------------------------------------
                                                                 AS A PERCENTAGE
                                             AS A PERCENTAGE      OF NET AMOUNT
AMOUNT OF ORDER                             OF OFFERING PRICE        INVESTED

Less than $50,000 ........................        5.75%               6.10%
$50,000 to $99,999 .......................        4.75%               4.99%
$100,000 to $249,999 .....................        3.75%               3.90%
$250,000 to $499,999 .....................        2.75%               2.83%
$500,000 to $999,999 .....................        2.00%               2.04%
$1,000,000 or more* ......................        None                 None
--------------------------------------------------------------------------------
*Purchases of  $1,000,000  or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
--------------------------------------------------------------------------------


Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION PLAN -- The Small Company, International, Enhanced Index and Select 25 Funds have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.


CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.


Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.


The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge" below.


CLASS B DISTRIBUTION PLAN -- The Funds have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to shareholders because Class A shares are subject to a lower distribution fee than Class B shares (or in some cases, no distribution fee). A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" below.

CLASS C DISTRIBUTION PLAN -- The Funds have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.


WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code


*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:


   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

* Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

*  Upon termination of employment of a participant in a plan

*  Upon any other permissible withdrawal under the terms of the plan.


CONFIRMATIONS AND STATEMENTS -- Certain transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends.


SELLING SHARES


Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.


BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)

*  The name of the Fund

*  The dollar amount or number of shares to sell

*  Where to send the proceeds

*  A signature guarantee if

   - The check will be mailed to a payee or address different than that of the account owner, or

   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:


   Security Management Company, LLC
   P.O. Box 750525
   Topeka, KS 66675-9135


Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.


* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.


*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check, wire transfer or electronic transfer.


The Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.


DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.


TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:


               --------------------------------------------------
                 TYPE OF        TAX RATE FOR     TAX RATE FOR 28%
               DISTRIBUTION     15% BRACKET      BRACKET OR ABOVE
               --------------------------------------------------
                 Income           Ordinary           Ordinary
                dividends       Income rate         Income rate

                Short-term        Ordinary           Ordinary
               capital gains    Income rate        Income rate

                Long-term
               capital gains         10%               20%
               --------------------------------------------------


Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has "short-term capital gains" when it sells shares within 12 months after buying them. The Fund has "long-term capital gains" when it sells shares that it has owned for more than 12 months. The Funds expect that their distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.


DETERMINATION OF NET ASSET VALUE


The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.


Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.


Investors may also choose to use "Secur-O-Matic" (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Waiver of Deferred Sales Charges," page 16. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value per share. The other funds currently distributed by the Distributor include Security Asset Allocation, Social Awareness, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. At present, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation and Municipal Bond Funds do not offer Class C shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.


RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION


SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand certain of the Funds' financial performance for their Class A shares and Class B shares during the past five years or, the period since commencement of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in their annual reports, which are available upon request.


-------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $11.14        $ 9.05        $ 7.93        $ 6.96        $ 7.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.13          0.144         0.18          0.16          0.13
Net gain (loss) on securities (realized & unrealized).......    (0.87)         2.813         1.373         1.183        (0.713)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (0.74)         2.957         1.553         1.343        (0.583)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.13)        (0.155)       (0.158)       (0.158)       (0.128)
Distributions (from capital gains)..........................    (2.59)        (0.708)       (0.275)       (0.215)       (0.169)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (2.72)        (0.863)       (0.433)       (0.373)       (0.297)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.68        $11.14        $ 9.05        $ 7.93        $ 6.96
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (7.95)%        35.31%        20.31%        20.25%        (7.6)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $76,371       $91,252       $73,273       $67,430       $65,328
Ratio of expenses to average net assets.....................     1.21%         1.24%         1.29%         1.31%         1.28%
Ratio of net investment income to average net assets........     1.49%         1.53%         2.09%         2.21%         1.70%
Portfolio turnover rate.....................................      144%          124%           69%          130%          163%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $10.99        $ 8.94        $ 7.85        $ 6.90        $ 7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.05          0.048         0.09          0.08          0.05
Net gain (loss) on securities (realized & unrealized).......    (0.88)         2.776         1.353         1.179        (0.694)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (0.83)         2.824         1.443         1.259        (0.644)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.03)        (0.063)       (0.078)       (0.094)       (0.117)
Distributions (from capital gains)..........................    (2.59)        (0.708)       (0.275)       (0.215)       (0.169)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (2.62)        (0.771)       (0.353)       (0.309)       (0.286)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.54        $10.99        $ 8.94        $ 7.85        $ 6.90
                                                                =====         ======        ======        ======        =====
Total return (a)............................................   (8.95)%        34.01%        19.01%        19.07%       (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $9,257        $6,737        $2,247        $1,130          $668
Ratio of expenses to average net assets.....................     2.21%         2.24%         2.29%         2.31%         2.27%
Ratio of net investment income to average net assets........     0.59%         0.53%         1.09%         1.21%         1.03%
Portfolio turnover rate.....................................      144%          124%           69%          130%          178%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 9.09        $ 7.54        $ 6.55        $ 5.54        $ 6.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.04          0.04          0.05          0.04          0.05
Net gain (loss) on securities (realized & unrealized).......     0.56          2.199         1.482         1.377         0.085
                                                                -----         ------        ------        ------        ------
Total from investment operations............................     0.60          2.239         1.532         1.417         0.135

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.03)        (0.041)       (0.060)         ---         (0.120)
Distributions (from capital gains)..........................    (0.80)        (0.648)       (0.482)       (0.407)       (1.205)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.83)        (0.689)       (0.542)       (0.407)       (1.325)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 8.86        $ 9.09        $ 7.54        $ 6.55        $ 5.54
                                                                =====         ======        ======        ======        ======
Total return (a)............................................     7.38%         32.08%        24.90%        27.77%         1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................  $773,606       $757,520      $575,680      $440,339      $358,237
Ratio of expenses to average net assets.....................     1.02%          1.03%         1.04%         1.05%         1.06%
Ratio of net investment income to average net assets........     0.39%          0.46%         0.75%         0.87%         0.86%
Portfolio turnover rate.....................................       47%            66%           64%           95%           79%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................    $ 8.82       $ 7.36        $ 6.43        $ 5.49        $ 6.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     (0.05)       (0.04)        (0.02)        (0.01)         0.01
Net gain (loss) on securities (realized & unrealized).......      0.55         2.148         1.449         1.357        (0.005)
                                                                 -----        ------        ------        ------        ------
Total from investment operations............................      0.50         2.108         1.429         1.347         0.005

LESS DISTRIBUTIONS
Dividends (from net investment income)......................       ---          ---         (0.017)         ---         (0.12)
Distributions (from capital gains)..........................     (0.80)       (0.648)       (0.482)       (0.407)       (1.205)
                                                                 -----        ------        ------        ------        ------
Total distributions.........................................     (0.80)       (0.648)       (0.499)       (0.407)       (1.325)
                                                                 -----        ------        ------        ------        ------
Net asset value end of period...............................    $ 8.52       $ 8.82        $ 7.36        $ 6.43        $ 5.49
                                                                 =====        ======        ======        ======        ======
Total return (a)............................................      6.38%       30.85%        23.57%        26.69%        (0.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $112,978      $89,336       $38,822       $19,288         $7,452
Ratio of expenses to average net assets.....................      2.02%        2.03%         2.04%         2.05%          2.07%
Ratio of net investment loss to average net assets..........    (0.61)%      (0.54)%       (0.13)%       (0.01)%        (0.01)%
Portfolio turnover rate.....................................        47%          66%           64%           95%            80%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(C)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $13.56        $12.42        $10.94        $10.84        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     0.02          0.01          0.01         (0.02)        (0.03)
Net gain on securities (realized & unrealized)..............    (1.19)         2.289         1.874         0.31          0.87
                                                                -----         ------        ------        -----         -----
Total from investment operations............................    (1.17)         2.299         1.884         0.29          0.84

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.09)        (0.376)       (0.248)         ---           ---
Distributions (from capital gains)..........................    (1.07)        (0.783)       (0.156)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Total distributions.........................................    (1.16)        (1.159)       (0.404)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Net asset value end of period...............................   $11.23        $13.56        $12.42        $10.94        $10.84
                                                                =====         ======        ======        =====         =====
Total return (a)............................................   (8.47)%        20.22%        17.73%         2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $18,941       $24,193       $19,644       $16,261       $20,128
Ratio of expenses to average net assets.....................     2.00%         2.00%         2.00%         2.00%         2.00%
Ratio of net investment income (loss) to average net assets.     0.15%       (0.07)%         0.07%       (0.17)%       (0.01)%
Portfolio turnover rate.....................................      122%          132%          142%          141%           73%



--------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
--------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               -----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)      1994(B)(C)
                                                               -------       -------       -------       -------      ----------
PER SHARE DATA
Net asset value beginning of period.........................   $13.22        $12.18        $10.74        $10.75        $ 9.96

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................    (0.10)        (0.11)        (0.10)        (0.12)        (0.12)
Net gain on securities (realized & unrealized)..............    (1.16)         2.237         1.841         0.30          0.91
                                                                -----         ------        ------        -----         -----
Total from investment operations............................    (1.26)         2.127         1.741         0.18          0.79

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---         (0.304)       (0.145)         ---           ---
Distributions (from capital gains)..........................    (1.07)        (0.783)       (0.156)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Total distributions.........................................    (1.07)        (1.087)       (0.301)       (0.19)          ---
                                                                -----         ------        ------        -----         -----
Net asset value end of period...............................   $10.89        $13.22        $12.18        $10.74        $10.75
                                                                              ======        ======        =====         =====
Total return (a)............................................   (9.43)%        19.01%        16.57%         1.79%         7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $12,619       $13,061        $7,285        $5,433        $3,960
Ratio of expenses to average net assets.....................     3.00%         3.00%         3.00%         3.00%         3.00%
Ratio of net investment loss to average net assets..........   (0.85)%       (0.93)%       (0.93)%       (1.17)%       (0.01)%
Portfolio turnover rate.....................................      122%          132%          142%          141%           73%



----------------------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS A)
----------------------------------------------------------------------------------------------


                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              --------------------------------
                                                              1998(D)(G)      1997(D)(E)(F)(G)
                                                              ----------      ----------------
PER SHARE DATA
Net asset value beginning of period.........................   $12.95            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.02)             0.05
Net gain (loss) on securities (realized & unrealized).......    (0.53)             2.90
                                                                -----             -----
Total from investment operations............................    (0.55)             2.95

LESS DISTRIBUTIONS
Dividends (from net investment income)......................    (0.05)              ---
Distributions (from capital gains)..........................    (0.28)              ---
                                                                -----             -----
Total distributions.........................................    (0.33)              ---
                                                                -----             -----
Net asset value end of period...............................   $12.07            $12.95
                                                                =====             =====
Total return (a)............................................   (4.31)%            29.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................   $10,901            $4,631
Ratio of expenses to average net assets.....................     1.27%             1.10%
Ratio of net investment income (loss) to average net assets.    (0.13)%             1.43%
Portfolio turnover rate.....................................       98%               35%



----------------------------------------------------------------------------------------------
SECURITY VALUE FUND (CLASS B)
----------------------------------------------------------------------------------------------


                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              --------------------------------
                                                              1998(D)(G)      1997(D)(E)(F)(G)
                                                              ----------      ----------------
PER SHARE DATA
Net asset value beginning of period.........................   $12.91            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.15)             0.01
Net gain (loss) on securities (realized & unrealized).......    (0.54)             2.90
                                                                -----             -----
Total from investment operations............................    (0.69)             2.91

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---               ---
Distributions (from capital gains)..........................    (0.28)              ---
                                                                -----             -----
Total distributions.........................................    (0.28)              ---
                                                                -----             -----
Net asset value end of period...............................   $11.94            $12.91
                                                                =====             =====
Total return (a)............................................   (5.38)%            29.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $6,615            $3,572
Ratio of expenses to average net assets ....................     2.33%             2.26%
Ratio of net investment income (loss) to average net assets.    (1.19)%             0.27%
Portfolio turnover rate.....................................       98%               35%



--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS A)
--------------------------------------------------------------------------------


                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                               -------------
                                                               1998(D)(G)(H)
                                                               -------------
PER SHARE DATA
Net asset value beginning of period.........................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................       (0.03)
Net gain (loss) on securities (realized & unrealized).......       (1.26)
                                                                   -----
Total from investment operations............................       (1.29)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................       (0.01)
Distributions (from capital gains)..........................         ---
                                                                   -----
Total distributions.........................................       (0.01)
                                                                   -----
Net asset value end of period...............................      $ 8.70
                                                                   =====
Total return (a)............................................      (12.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................       $2,677
Ratio of expenses to average net assets ....................        1.39%
Ratio of net investment income (loss) to average net assets.       (0.35)%
Portfolio turnover rate.....................................         366%



--------------------------------------------------------------------------------
SECURITY SMALL COMPANY FUND (CLASS B)
--------------------------------------------------------------------------------


                                                               FISCAL PERIOD
                                                                   ENDED
                                                                SEPTEMBER 30
                                                               -------------
                                                               1998(D)(G)(H)
                                                               -------------
PER SHARE DATA
Net asset value beginning of period.........................      $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................       (0.13)
Net gain (loss) on securities (realized & unrealized).......       (1.24)
                                                                   -----
Total from investment operations............................       (1.37)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................         ---
Distributions (from capital gains)..........................         ---
                                                                   -----
Total distributions.........................................         ---
                                                                   -----
Net asset value end of period...............................      $ 8.63
                                                                   =====
Total return (a)............................................      (13.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................        $1,504
Ratio of expenses to average net assets ....................         2.38%
Ratio of net investment income (loss) to average net assets.        (1.34)%
Portfolio turnover rate.....................................          366%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS A)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(D)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 9.24        $ 8.25        $ 8.20        $ 6.82        $ 8.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.06)        (0.08)        (0.05)        (0.02)        (0.056)
Net gain (loss) on securities (realized & unrealized).......    (1.06)         1.649         1.096         1.535        (0.188)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (1.12)         1.569         1.046         1.515        (0.244)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---           ---           ---           ---           ---
Distributions (from capital gains)..........................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.65        $ 9.24        $ 8.25        $ 8.20        $ 6.82
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (12.45)%        20.57%        15.36%        22.69%       (3.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................    $67,554       $84,504       $74,230       $66,052       $60,695
Ratio of expenses to average net assets.....................      1.23%         1.71%         1.31%         1.32%         1.33%
Ratio of net investment income (loss) to average net assets.     (0.64)%       (1.01)%       (0.61)%       (0.31)%       (0.80)%
Portfolio turnover rate.....................................       116%           68%          161%          180%          111%



-------------------------------------------------------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS B)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                FISCAL YEAR ENDED SEPTEMBER 30
                                                               ----------------------------------------------------------------
                                                               1998(D)       1997(D)       1996(D)       1995(D)       1994(B)
                                                               -------       -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.........................   $ 8.90        $ 8.03        $ 8.11        $ 6.81        $ 8.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................    (0.14)        (0.15)        (0.13)        (0.09)        (0.103)
Net gain (loss) on securities (realized & unrealized).......    (1.01)         1.599         1.046         1.525        (0.321)
                                                                -----         ------        ------        ------        ------
Total from investment operations............................    (1.15)         1.449         0.916         1.435        (0.424)

LESS DISTRIBUTIONS
Dividends (from net investment income)......................      ---           ---           ---           ---           ---
Distributions (from capital gains)..........................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Total distributions.........................................    (0.47)        (0.579)       (0.996)       (0.135)       (1.066)
                                                                -----         ------        ------        ------        ------
Net asset value end of period...............................   $ 7.28        $ 8.90        $ 8.03        $ 8.11        $ 6.81
                                                                =====         ======        ======        ======        ======
Total return (a)............................................   (13.30)%       19.58%        13.81%        21.53%        (5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)........................     $5,610       $5,964        $2,698        $5,428         $1,254
Ratio of expenses to average net assets.....................      2.23%        2.71%         2.31%         2.32%          2.36%
Ratio of net investment income (loss) to average net assets.     (1.64)%      (2.01)%       (1.61)%       (1.32)%        (1.76)%
Portfolio turnover rate.....................................       116%          68%          161%          180%           110%
------------------------------------------------------------------------------------------------------------------------------------


(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.


(b) Class B shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.


(c) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Figures for the period May 1, 1997 (date of inception) to September 30, 1997. Percentage amounts have been annualized, except for total return.

(f) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share.

(g) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:


          -----------------------------------------------------------
                                     1997                 1998
                               -----------------    -----------------
                               CLASS A   CLASS B    CLASS A   CLASS B

          Value Fund            1.90%     2.80%      1.51%     2.59%
          Small Company Fund    2.10%     3.16%      2.40%     3.38%
          -----------------------------------------------------------


(h) Security Small Company Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

                                   APPENDIX A


REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.


For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:

Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' statement of additional information and the Funds' annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

              Security Equity Fund......................   811-1136
              Security Growth and Income Fund...........   811-0487
              Security Ultra Fund.......................   811-1316

--------------------------------------------------------------------------------


SECURITY GROWTH AND INCOME FUND

SECURITY EQUITY FUND

  *EQUITY SERIES
  *GLOBAL SERIES
  *ASSET ALLOCATION SERIES
  *SOCIAL AWARENESS SERIES
  *VALUE SERIES
  *SMALL COMPANY SERIES
  *ENHANCED INDEX SERIES
  *INTERNATIONAL SERIES
  *SELECT 25 SERIES

SECURITY ULTRA FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001
(785) 431-3127
(800) 888-2461




This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 31, 1999 as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127. The Funds' September 30,
1998 Annual Report is incorporated herein by reference.



STATEMENT OF ADDITIONAL INFORMATION
JANUARY 31, 1999
RELATING TO THE PROSPECTUS DATED JANUARY 31, 1999,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------


INVESTMENT MANAGER
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York 11245

INDEPENDENT AUDITORS
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


GENERAL INFORMATION.....................................   3
INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS..........   4
   Security Growth and Income Fund......................   4
   Security Equity Fund.................................   6
   Security Ultra Fund..................................  17
INVESTMENT METHODS AND RISK FACTORS.....................  18
   Shares of Other Investment Companies.................  18
   Repurchase Agreements................................  18
   When Issued and Forward Commitment Securities........  19
   American Depositary Receipts.........................  19
   Restricted Securities................................  19
   Real Estate Securities...............................  20
   Zero Coupon Securities...............................  20
   Foreign Investment Risks.............................  20
   Risks of Conversion to Euro..........................  21
   Brady Bonds..........................................  21
   Emerging Countries...................................  22
   Political and Economic Risks.........................  22
   Religious and Ethnic Instability.....................  22
   Foreign Investment Restrictions......................  22
   Non-Uniform Corporate Disclosure Standards
     and Governmental Regulation........................  22
   Adverse Market Characteristics.......................  23
   Non-U.S. Withholding Taxes...........................  23
   Currency Risk........................................  23
   Put and Call Options.................................  23
INVESTMENT POLICY LIMITATIONS...........................  35
   Security Growth and Income Fund's
     Fundamental Policies...............................  35
   Security Equity Fund's Fundamental Policies..........  36
   Security Ultra Fund's Fundamental Policies...........  39
OFFICERS AND DIRECTORS..................................  39
REMUNERATION OF DIRECTORS AND OTHERS....................  41
HOW TO PURCHASE SHARES..................................  42
   Alternative Purchase Options.........................  42
   Class A Shares.......................................  43
   Security Equity Fund's Class A Distribution Plan.....  43
   Class B Shares.......................................  44
   Class B Distribution Plan............................  44
   Class C Shares.......................................  45
   Class C Distribution Plan............................  45
   Calculation and Waiver of
     Contingent Deferred Sales Charges..................  45
   Arrangements With Broker-Dealers and Others..........  46
   Purchases at Net Asset Value.........................  46
ACCUMULATION PLAN.......................................  47
SYSTEMATIC WITHDRAWAL PROGRAM...........................  47
INVESTMENT MANAGEMENT...................................  47
   Portfolio Management.................................  52
   Code of Ethics.......................................  53
DISTRIBUTOR.............................................  53
ALLOCATION OF PORTFOLIO BROKERAGE.......................  54
HOW NET ASSET VALUE IS DETERMINED.......................  56
HOW TO REDEEM SHARES....................................  57
   Telephone Redemptions................................  58
HOW TO EXCHANGE SHARES..................................  58
   Exchange by Telephone................................  59
DIVIDENDS AND TAXES.....................................  59
   Passive Foreign Investment Companies.................  61
   Options, Futures and Forward Contracts
     and Swap Agreements................................  62
   Market Discount......................................  62
   Original Issue Discount..............................  62
   Constructive Sales...................................  63
   Foreign Taxation.....................................  63
   Foreign Currency Transactions........................  63
   Other Taxes..........................................  63
ORGANIZATION............................................  63
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.....  64
INDEPENDENT AUDITORS....................................  64
PERFORMANCE INFORMATION.................................  64
RETIREMENT PLANS........................................  65
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) ..................  66
ROTH IRAS...............................................  66
EDUCATION IRAS..........................................  67
SIMPLE IRAS.............................................  67
PENSION AND PROFIT-SHARING PLANS........................  67
403(B) RETIREMENT PLANS.................................  67
SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS) ..............  67
FINANCIAL STATEMENTS....................................  67
APPENDIX A..............................................  68
APPENDIX B..............................................  69

GENERAL INFORMATION

Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund
(formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 57.)

Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), Small Company Series ("Small Company Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series
("International Fund") and Select 25 Series ("Select 25 Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," beginning on page 35. An investment in one of the Funds does not constitute a complete investment program.

The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 59.)

The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares and Class C Shares"). (See "How to Purchase Shares," page 42.)

Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has engaged OppenheimerFunds, Inc. ("Oppenheimer") to provide investment advisory services to Global Fund, Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research and investment advisory services to the Asset Allocation Fund, Strong Capital Management, Inc. ("Strong) to provide investment advisory services to Small Company Fund and Bankers Trust Company ("Bankers Trust") to provide investment advisory services to Enhanced Index Fund and International Fund.

The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

Separate fees are paid by Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Asset Allocation, Social Awareness, Value, and Small Company Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Enhanced Index and Select 25 Funds is equal to .75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or $60,000. The administrative fee for the Social Awareness, Value, Small Company, Enhanced Index and Select 25 Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The administrative fee for International Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ending January 31, 2000; (ii) $45,000 in the year ending January 31, 2001; or (iii) $60,000 in the year ending January 31, 2002 and thereafter. The transfer agency fee for the Asset
Allocation,   Social   Awareness,   Value,   Small  Company,   Enhanced   Index,
International and Select 25 Funds consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

The Investment Manager bears all expenses of the Funds (except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B and Class C distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 47.

The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B and Class C distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 47 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

Under a Distribution Plan adopted with respect to the Class A shares of Small Company, Enhanced Index, International and Select 25 Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each such Fund is authorized to pay the Distributor an annual fee of .25% of the average daily net assets of the Class A shares of the respective Funds to finance various distribution-related activities. Under Distribution Plans adopted with respect to the Class B shares and Class C shares of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares and Class C shares, respectively, of the Funds to finance various distribution-related activities. (See "Class A Distribution Plan," page 43, "Class B Distribution Plan," page 44 and "Class C Distribution Plan," page 45.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND -- The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include
ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

The Fund may enter into futures contracts (a type of derivative) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

The Fund may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate for Class A and Class B shares of the Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows: 1998 - 144%, 1997 - 124% and 1996 - 69%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.

SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

SECURITY EQUITY FUND -- Security Equity Fund currently issues its shares in nine series--Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), Small Company Series ("Small Company Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series ("International Fund") and Select 25 Series ("Select 25 Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND. The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.

The portfolio turnover rate for Class A and Class B shares of Equity Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows: 1998 - 47%, 1997 - 66% and 1996 - 64%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND. The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, real estate investment trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.


PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that OppenheimerFunds expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by OppenheimerFunds. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if OppenheimerFunds deems it appropriate to do so.


COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities which are not eligible for resale pursuant to Rule 144A. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

Portfolio turnover rates for Class A and Class B shares of Global Fund for the fiscal years ended September 30, 1998, 1997 and 1996 were 122%, 132% and 142%, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

ASSET ALLOCATION FUND. The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities and real estate securities, and see the discussion of the risks associated with investment in gold stocks below.

Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

Meridian identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified sectors.

With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

Asset Allocation Fund may invest in investment grade mortgage-backed  securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors"
- "Mortgage-Backed Securities" in the Prospectus.

The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Class A and Class B shares of Asset Allocation Fund, for the fiscal years ended September 30, 1998, 1997 and 1996 was 45%, 79% and 75%, respectively. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SOCIAL AWARENESS FUND. The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter ("OTC") market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg & Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The portfolio turnover rate for Class A and Class B shares of Social Awareness Fund for the fiscal year ended September 30, 1998, was 41%. The annualized portfolio turnover rate for Class A and Class B shares for the period November 4, 1996 (date of inception) to September 30, 1997, was 38% for Social Awareness Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

VALUE FUND. The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies which the Investment Manager believes are undervalued.

The Value Fund may also invest in (i) preferred stocks; (ii) warrants; and (iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."

The portfolio turnover rate for Class A and Class B shares of Value Fund for the fiscal year ended September 30, 1998, was 98%. The annualized portfolio turnover rate for Class A and Class B shares for the period May 1, 1997 (date of inception) to September 30, 1997, was 35% for Value Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.


SMALL COMPANY FUND. The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1.2 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1.2 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1.2 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors."


The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" for more information.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures (and options thereon) and other derivative instruments.

The Fund may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

The Fund may engage in short selling against the box, provided that no more that 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

The Fund may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

The annualized portfolio turnover rate for Class A and Class B shares for the period October 15, 1997 (date of inception) to September 30, 1998 was 366% for Small Company Fund. Portfolio turnover is the percentage of the lower of securities sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SECURITY ENHANCED INDEX FUND. The investment objective of the Security Enhanced Index Fund (the "Fund") is to outperform the Standard & Poor's 500 Composite Stock Price index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

The Fund will include the common stock of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-Adviser, Bankers Trust Company, believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-Adviser determines whether the Fund should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Fund will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, the Sub-Adviser may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Fund in any amount. The Sub-Adviser believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of the Fund will not be materially different than risk of the S&P 500 itself.

The Sub-Adviser will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500.

ABOUT THE S&P 500. The S&P 500 is well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the NYSE. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P has no obligation to take the needs of the Investment Manger, Bankers Trust or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the Fund's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

INVESTMENT CONSIDERATIONS. The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests primarily for growth. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

As a mutual fund investing primarily in common stocks, the Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash fund for management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. See "Investment Methods and Risk Factors" for more information about futures, options and warrants.

The following discussion contains more detailed information about types of instruments in which the Fund may invest and strategies the Sub-Adviser may employ in pursuit of the Fund's investment objective.

OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the S&P 500, the Fund may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like a fixed income investment because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, the Fund may enter into securities index futures contracts and/or related options as described in this statement of additional information in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for the Fund without materially increasing the risk to which the Fund is subject, there can be no assurance that the strategy will achieve its intended results. The Fund will not invest more than 25% of its total assets in equity securities of companies not included in the S&P 500.

SHORT-TERM INSTRUMENTS. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. See "Investment Methods and Risk Factors" - "When Issued Securities" for more information.

EQUITY INVESTMENTS. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

CONVERTIBLE SECURITIES. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

DERIVATIVES. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund will only use derivatives for hedging purposes. While derivatives can be used as leveraged investments, the Fund may not use them to leverage its net assets. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The Fund will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect against potential market declines. See "Investment Methods and Risk Factors" for more information about options and futures.


The portfolio turnover rate is not yet available for Enhanced Index Fund as it did not begin operations until January 1999.


SECURITY INTERNATIONAL FUND. The investment objective of the Fund is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Fund invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

The Fund is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

The value of the Fund's investments varies based upon many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Investment Methods and Risk Factors" herein.

Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Fund may also invest in securities of issuers in underdeveloped countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust Company ("Bankers Trust"), believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will at all times be invested in the securities of issuers based in a least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and underdeveloped countries, see "Investment Objectives and Risk Factors" - "Certain Risks of Foreign Investing".

The Fund's investment will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.


In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, management strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.


In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Fund may choose to invest only at the market level. Here the Fund may seek to achieve country exposure through use of options or futures based upon an established index of securities issued by local issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investment are more fully described below.

The remainder of the Fund's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions discussed in more detail below.

The Fund invests primarily in common stocks and other securities with equity characteristics. For purposes of the Fund's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

The Fund may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), Rule 144A securities, when-issued and delayed delivery securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. See "Investment Methods and Risk Factors" for further information.


The Fund intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However the Fund assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, of comparable quality in the opinion of the Sub-Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by the Sub-Adviser. For more information on these rating categories see "Appendix A".


As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. No more than 15% of the Fund's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).


The portfolio turnover rate is not yet available for International Fund as it did not begin operations until January 1999.


SECURITY SELECT 25 FUND. The investment objective of the Select 25 Fund is to seek long-term growth of capital. It is a diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth. The Investment Manager selects as the core position for the Fund, what it believes to be the premier growth companies. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company. There can be no assurance that the Fund's objective will be achieved.

The Select 25 Fund may invest in (i) common stocks; (ii) preferred stocks; (iii) foreign securities (including ADRs); and (iv) investment grade debt securities (or unrated securities of comparable quality). The Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Select 25 Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of foreign securities, when issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


The portfolio turnover rate is not yet available for the Select 25 Fund as it did not begin operations until January of 1999.


SECURITY ULTRA FUND -- The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its net assets.

The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.

Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate for Class A and Class B shares of Ultra Fund for the fiscal years ended September 30, 1998, 1997 and 1996 was as follows: 1998 - 116%, 1997 - 68% and 1996 - 161%.

Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER INVESTMENT COMPANIES -- Certain of the Funds may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

REPURCHASE AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global, Small Company, Enhanced Index and International Funds) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the intention of each Fund, except Small Company, Enhanced Index and International Funds to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds, except the Enhanced Index and International Funds, will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities. The Enhanced Index and International Funds may enter into repurchase agreements only with issuers who, individually or with the issuer's parent, have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or
(ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

AMERICAN  DEPOSITARY  RECEIPTS  --  Each  of the  Funds  may  purchase  American
Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depository Receipts (GDRs) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

REAL ESTATE SECURITIES -- Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.


RISKS OF CONVERSION TO EURO -- On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:


o issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.


o vendors the Funds depend on to carry out their business, such as the custodian bank (which holds the foreign securities the Funds buy), the Investment Manager (which prices the Funds' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If vendors are not prepared, there could be delays in settlements and additional costs to the Funds.


o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Funds' contracts could pose extra costs to the Funds.

The Investment Manager is upgrading its computer and bookkeeping systems to deal with the conversion. The Funds' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase its operational costs.

BRADY BONDS -- Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and
Poland, and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Growth and Income Fund may invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING COUNTRIES -- Certain Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities will not be registered with the SEC or in some cases regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by Funds that invest in foreign securities than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager or the applicable Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.


ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or
(iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or Fund of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to BUY 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to SELL 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or Fund of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or Fund of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or Fund of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or Fund of options), in which event the secondary market on that exchange (or in the class or Fund of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SWAPS, CAPS, FLOORS AND COLLARS. Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund's by the Internal Revenue Code may limit a Fund' ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD TRANSACTIONS. Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES -- Growth and Income Fund's fundamental investment policy limitations are:

  1. Not to invest more than 5% of its total assets in the securities of any one issuer.

  2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

  3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

  4. Not to act as an underwriter, either directly or indirectly.

  5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

  6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

  7. Not to buy securities on margin or effect short sales of securities.

  8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

  9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

 10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

 11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

 12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

 13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

 14. Not to own, buy or sell real estate, commodities or commodity contracts. (This policy shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

 16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES -- Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, are:

  1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, this limitation applies only with respect to 75% of its total assets.

  2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

  3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

  4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

  5. With respect to Equity Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

  6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

  7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may make margin deposits in connection with transactions in options, futures, and options on futures and provided further that this investment limitation does not apply to Small Company Fund.

  8. Not to issue senior securities; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may issue senior securities in compliance with the Investment Company Act of 1940.

  9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)

 10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

 11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities; provided, however, that this limitation does not apply to the Small Company Fund.

 12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

 13. Not to invest 25% or more of the Fund's total assets in a particular industry.

 14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

 15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

 16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

 17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in such instruments. (With respect to Equity Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)

 18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development and provided further that this investment limitation does not apply to Small Company Fund.

The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

Security Equity Fund's fundamental policy limitations, which are applicable to Global Fund, Enhanced Index Fund, International Fund and Select 25 Fund, are:

  1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets.

  2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

  3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

  4. Not to act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  5. Not to borrow in excess of 33 1/3% of its total assets.

  6. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  7. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

  8. Not to purchase or sell physical commodities, except that the Fund may enter into futures contracts and options thereon.

  9. Not to allow officers or directors of the Fund, the Underwriter or the Investment Manager to purchase shares of the Fund except for investment at current net asset value.

 10. Not to invest 25% or more of the Fund's total assets in a particular industry.

 11. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The following operating policies of Global Fund are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Directors without shareholder approval.

  1. The Fund may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.

  2. The Fund does not currently intend to lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements).

  3. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. In addition, the Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

  4. The Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Investment Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities, more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of the total outstanding stock of another investment company.

  5. The Fund may not invest in securities of an issuer, that together with any predecessor, has been in operation for less than three years, if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

  6. The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants of which the underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

  7. The Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

  8. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may write only covered put and call options. The Fund does not currently intend to engage in spread or straddle transactions.

  9. The Fund does not currently intend to invest in oil, gas, mineral leases or other mineral exploration or development programs.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES -- Ultra Fund's fundamental policy limitations are:

  1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

  2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

  3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

  4. Not to underwrite securities of other issuers.

  5. Not to purchase restricted securities.

  6. Not to pledge any portion of its assets.

  7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

  8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

  9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

 10. Not to invest in the securities of other investment companies.

 11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

 12. Not to invest more than 25% of the Fund's total assets in a particular industry.

 13. Not to own, buy or sell real estate, commodities or commodity contracts.

 14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

 15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

 16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

 17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

NAME, ADDRESS, POSITIONS HELD WITH THE FUNDS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS

JOHN D. CLELAND*
----------------
POSITION HELD WITH THE  FUND--President  and Director
PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

DONALD A. CHUBB, JR.**
----------------------
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Business broker, Griffith & Blair Realtors. Prior to 1997, President, Neon Tube Light Company, Inc.


PENNY A. LUMPKIN**
------------------
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Vice President, Palmer Companies (Wholesalers, Retailers and Developers) and Bellairre Shopping Center (Leasing and Shopping Center Management); President, Vivian's (Corporate Sales).


MARK L. MORRIS, JR.**
---------------------
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Retired. Former General Partner, Mark Morris Associates (Veterinary Research and Education).

MAYNARD F. OLIVERIUS
--------------------
1500 SW 10th Avenue, Topeka, Kansas 66604 POSITION HELD WITH THE FUND--Director PRINCIPAL OCCUPATIONS--President and Chief Executive Officer, Stormont-Vail Health Care.

JAMES R. SCHMANK*
-----------------
POSITION HELD WITH THE FUND--Vice President and Director
PRINCIPAL OCCUPATIONS--President and Managing Member Representative, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

MARK E. YOUNG
-------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL  OCCUPATIONS--Vice   President,   Security  Management  Company,  LLC;
Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

JANE A. TEDDER
--------------
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL OCCUPATIONS--Vice President and Senior Economist, Security Management Company, LLC; Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER
------------------
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL OCCUPATIONS--Senior Vice President and Senior Portfolio Manager, Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

MICHAEL A. PETERSEN
-------------------
POSITION HELD WITH THE FUND--Vice President (Growth and Income Fund only) PRINCIPAL OCCUPATIONS--Vice President and Senior Portfolio Manager, Security Management Company, LLC; Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company. Prior to November 1997, Director of Equity Research and Fund Management, Old Kent Bank and Trust Corporation.

AMY J. LEE
----------
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL   OCCUPATIONS--Secretary,   Security  Management  Company,  LLC;  Vice
President, Associate General Counsel and Assistant Secretary, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

BRENDA M. HARWOOD
-----------------
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

CINDY L. SHIELDS
----------------
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

JAMES P. SCHIER
---------------
POSITION HELD WITH THE FUND--Vice President
PRINCIPAL OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company. Prior to February 1997, Assistant Vice President and Senior Research Analyst, Security Management Company, LLC. Prior to August 1995, Portfolio Manager, Mitchell Capital Management. Prior to March 1993, Vice President and Portfolio Manager, Fourth Financial.


DAVID ESHNAUR
-------------
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL OCCUPATIONS--Assistant Vice President and Portfolio Manager, Security Management Company, LLC. Prior to July 1997, Assistant Vice President and Assistant Portfolio Manager, Waddell & Reed.

STEVEN M. BOWSER
----------------
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL OCCUPATIONS--Second Vice President and Portfolio Manager, Security Management Company, LLC; Second Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

CHRISTOPHER D. SWICKARD
-----------------------
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL OCCUPATIONS--Assistant Secretary, Security Management Company, LLC; Assistant Vice President and Assistant Counsel, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.


   *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

  **These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.

The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Messrs. Milberger and Petersen who are also Vice Presidents of SBL Fund, Ms. Shields who is also Assistant Vice President of SBL Fund and Messrs. Swank and Schier who are Assistant Vice Presidents of SBL Fund. (See the table under "Investment Management," page 47, for positions held by such persons with the Investment Manager.) Ms. Lee holds identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland, Schmank and Young serve as Vice President and Director, while Ms. Harwood serves as Director and Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS


The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,000 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B and Class C distribution fees. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds pay their respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (See page 47, "Investment Management.")


The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1998, and the aggregate compensation paid to each of the directors during calendar year 1998 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

---------------------------------------------------------------------------------------------------------------------------
                                     AGGREGATE COMPENSATION
                          ---------------------------------------------  ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
NAME OF DIRECTOR           SECURITY GROWTH     SECURITY      SECURITY     BENEFITS UPON      THE SECURITY FUND COMPLEX,
OF THE FUND                AND INCOME FUND    EQUITY FUND   ULTRA FUND      RETIREMENT           INCLUDING THE FUNDS
---------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.            $2,273           $2,273       $2,273             $0                    $27,275
John D. Cleland                      0                0            0              0                          0
Donald L. Hardesty*              1,106            1,106        1,106              0                     13,275
Penny A. Lumpkin                 2,273            2,273        2,273              0                     27,275
Mark L. Morris, Jr.              2,273            2,273        2,273              0                     27,275
Maynard Oliverius                1,000            1,000        1,000              0                     12,000
James R. Schmank                     0                0            0              0                          0
Hugh Thompson*                   1,106            1,106        1,106              0                     13,275
Harold G. Worswick**                 0                0            0              0                          0
---------------------------------------------------------------------------------------------------------------------------
  *Mr. Hardesty resigned as a fund director April 1998. Mr. Thompson resigned as a fund director February 1998.
 **Mr. Worswick retired as a fund director February 1996. The amount of deferred compensation accrued for Mr. Worswick as of September 30, 1998 was $8,386. Mr. Worswick received deferred compensation in the amount of $15,266 during the fiscal-year ended September 30, 1998.
---------------------------------------------------------------------------------------------------------------------------

The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On December 31, 1998, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A and Class B shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund.


HOW TO PURCHASE SHARES

Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 47.) An application may be obtained from the Investment Manager.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS -- The Funds offer three classes of shares:

CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares are offered at net asset value plus an initial sales charge as follows:

-----------------------------------------------------------
                                 SALES CHARGE
                     --------------------------------------
                     PERCENTAGE  PERCENTAGE OF  PERCENTAGE
AMOUNT OF PURCHASE       OF       NET AMOUNT    REALLOWABLE
AT OFFERING PRICE     OFFERING     INVESTED     TO DEALERS
                       PRICE
-----------------------------------------------------------
Less than $50,000....    5.75%        6.10%       5.00%
$50,000 but less
   than $100,000.....    4.75         4.99        4.00
$100, 000 but less
   than $250,000.....    3.75         3.90        3.00
$250,000 but less
   than $500,000.....    2.75         2.83        2.25
$500,000 but less
   than $1,000,000...    2.00         2.04        1.75
$1,000,000 and over..   None          None     (See below)
-----------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN -- As discussed in the Prospectus, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund have a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each such Fund to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Equity Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.


The Plan became effective on October 15, 1997 for Small Company Fund and January 28, 1999 for Enhanced Index, International and Select 25 Funds. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank and Ms. Harwood (directors of the Fund), Messrs. Young, Swickard, Milberger, Petersen, Schier, Eshnaur and Bowser, Ms. Tedder, Ms. Lee and Ms. Shields (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.


Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of Small Company, Enhanced Index, International and Select 25 Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

CLASS B SHARES -- Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

---------------------------------------------------
   YEAR SINCE PURCHASE       CONTINGENT DEFERRED
    PAYMENT WAS MADE             SALES CHARGE
---------------------------------------------------

First.................                5%
Second................                4%
Third.................                3%
Fourth................                3%
Fifth.................                2%
Sixth and Following...                0%
---------------------------------------------------

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN -- Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class C shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares held for more than one year or Class B and Class C shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.


The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 47.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS -- The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

In  addition,   state  securities  laws  on  this  issue  may  differ  from  the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A, Class B and Class C shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------
                                            APPLICABLE
                                             MARKETING
                                             ALLOWANCE
AGGREGATE NEW SALES                           FACTOR*
--------------------------------------------------------
Less than $2 million.....................      .00%
$2 million but less than $5 million......      .15%
$5 million but less than $10 million.....      .25%
$10 million but less than $15 million....      .35%
$15 million but less than $20 million....      .50%
or $20 million or more...................      .75%
--------------------------------------------------------
*The maximum marketing allowance factor applicable per
 this schedule will be applied to all new sales in the
 calendar year to determine the marketing allowance
 payable for such year.
--------------------------------------------------------

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

A stockholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 45.

The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT


Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Municipal Bond Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company and incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly-owned by Security Benefit Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders. Security Benefit Life together with its subsidiaries, has over $4.7 billion of assets under management.


The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995, July 26, 1996, February 7, 1997 and July 25, 1997, respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. Security Equity Fund's Agreement was also amended by the Board of Directors at a meeting held on November 6, 1998, to provide for the Investment Manager to serve as investment adviser to Enhanced Index, International and Select 25 Funds. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 6, 1998.

Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.


The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. ("OppenheimerFunds"), Two World Trade Center, New York, NY 10048-0203, to provide investment advisory services to Global Fund. Pursuant to this agreement, OppenheimerFunds furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

OppenheimerFunds is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer has been providing investment advice since 1959. In addition, OppenheimerFunds and its subsidiaries currently manage investment companies with assets of more than $95 billion, and more than 4 million shareholder accounts.


The Investment Manager has entered into a sub-advisory research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Asset Allocation Fund, computed on a daily basis, according to the following schedule:

----------------------------------------------------------
AVERAGE DAILY NET ASSETS OF THE FUND         ANNUAL FEE
----------------------------------------------------------
Less than $100 million...................    .40%, plus
$100 million but less than $200 million..    .35%, plus
$200 million but less than $400 million..    .30%, plus
$400 million or more.....................    .25%
----------------------------------------------------------

The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Company Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and as of September 30, 1998, manages over $30 billion in assets.

The Investment Manager has retained Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to Enhanced Index Fund and International Fund. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Funds and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services to Enhanced Index Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Fund and another fund, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net assets of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million. The Investment Manager also will pay Bankers Trust the following minimum fees with respect to the Enhanced Index Fund: (i) no minimum fee in the first year the Enhanced Index Fund begins operations; (ii) $100,000 in the Fund's second year of operations; and (iii) $200,000 in the third and following years of the Fund's operations. For the services provided to the International Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Fund and another fund managed by the Investment Manager, computed on a daily basis as follows: 0.60% of the combined average daily net assets of $200 million or less and 0.55% of the combined average daily net assets of more than $200 million.


Bankers Trust is wholly owned by Bankers Trust New York Corporation. As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. Bankers Trust is dedicated to servicing the needs of corporations, with over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.

The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will, when necessary, engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation, Social Awareness, Value, Small Company Enhanced Index, International and Select 25 Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class A, Class B and Class C distribution fees.

Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

The  Investment  Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75% and International Fund to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.

As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.


Separate fees are paid by Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or $60,000. With respect to the Social Awareness, Value and Small Company Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The investment advisory fee for Enhanced Index and Select 25 Funds is equal to 0.75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The
Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness, Value, Small Company, Enhanced Index and Select 25 Funds. The Investment manager receives, on an annual basis, an administrative fee equal to 0.045% of the average daily net assets of International Fund plus the greater of 0.10% of its average net assets or (i) $30,000 in the year ending January 31, 2000; (ii) $45,000 in the year ending January 31, 2001; or $60,000 in the year ending January 31, 2002 and thereafter. For transfer agency services provided to each of the Asset Allocation, Social Awareness, Value, Small Company, Enhanced Index, International and Select 25 Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

During the fiscal years ended September 30, 1998, 1997 and 1996, the Funds paid the following amounts to the Investment Manager for its services:

----------------------------------------------------------------------------------------------------------------------------

                                         INVESTMENT     INVESTMENT   ADMINISTRATIVE  TRANSFER AGENCY
                                          ADVISORY     ADVISORY FEES   SERVICE FEES    SERVICE FEES
                                        FEES PAID TO      WAIVED BY        PAID TO        PAID TO       TOTAL EXPENSE RATIO
                                         INVESTMENT     INVESTMENT      INVESTMENT      INVESTMENT   -----------------------
           FUND             YEAR          MANAGER        MANAGER          MANAGER        MANAGER       CLASS A    CLASS B
----------------------------------------------------------------------------------------------------------------------------
                            1998     $1,168,375            $0              $0               $0         1.21%       2.21%
Growth and Income Fund      1997      1,024,369             0               0                0         ---         ---
                            1996        919,674             0               0                0         ---         ---

                            1998      9,261,209             0               0                0        1.02%       2.02%
Equity Fund                 1997      7,375,751             0               0                0         ---         ---
                            1996      5,528,818             0               0                0         ---         ---

                            1998        670,488             0               0                0        2.00%       3.00%
Equity Fund                 1997        642,585             0               0                0         ---         ---
                            1996        470,077             0               0                0         ---         ---

                            1998(1)      72,662        36,703          63,270           12,372        2.00%       2.94%
Asset Allocation Fund       1997         62,322        45,581          53,010            7,611         ---         ---
                            1996(1)      39,560        24,236          36,957            5,571         ---         ---

                            1998        120,016        34,388          10,801           14,440        1.22%       2.20%
Social Awareness Fund       1997(2)           0        50,880           4,579            3,925         ---         ---

Value Fund                  1998        144,005        35,151          19,523           12,984        1.27%       2.33%
                            1997(3)           0        17,003           1,530            1,345         ---         ---

Small Company Fund          1998(4)           0        33,554           3,020            4,672        1.39%       2.38%

                            1998      1,068,177             0               0                0        1.23%       2.23%
Ultra Fund                  1997        985,285             0               0                0         ---         ---
                            1996        862,190             0               0                0         ---         ---
----------------------------------------------------------------------------------------------------------------------------
1 For the fiscal years ended September 30, 1998 and 1996, the Investment  Manager  reimbursed the Asset  Allocation Fund
  $21,941 and $19,620, respectively, of the Fund's administrative and transfer agency fees.

2 Social  Awareness Fund's figures are based on the period November 4, 1996 (date of inception) to September 30, 1997.

3 Value Fund's figures are based on the period May 1, 1997 (date of inception) to September 30, 1997.

4 Small  Company  Fund's  figures are based on the period  October 15, 1997 (date of  inception)  to September 30, 1998.
  ----------------------------------------------------------------------------------------------------------------------------


The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The following persons are affiliated with the Funds and also with the Funds' investment adviser, Security Management Company, LLC, in these capacities:


-------------------------------------------------------------------------------------------------------------------------
NAME                          POSITION(S) WITH THE FUNDS              POSITION(S) WITH SECURITY MANAGEMENT COMPANY, LLC

-------------------------------------------------------------------------------------------------------------------------
James R. Schmank              Vice President and Director             President and Managing Member Representative

John D. Cleland               President and Director                  Senior Vice President and Managing Member
                                                                      Representative

Jane A. Tedder                Vice President (Equity Fund only)       Vice President and Senior Economist

Terry A. Milberger            Vice President (Equity Fund only)       Senior Vice President and Senior Portfolio Manager

Michael A. Petersen           Vice President                          Vice President and Senior Portfolio Manager
                              (Growth and Income Fund only)

Mark E. Young                 Vice President                          Vice President

Amy J. Lee                    Secretary                               Secretary

Brenda M. Harwood             Treasurer                               Assistant Vice President and Treasurer

Cindy L. Shields              Vice President (Equity Fund only)       Assistant Vice President and Portfolio Manager

David Eshnaur                 Vice President (Equity Fund only)       Assistant Vice President and Portfolio Manager

Steven M. Bowser              Vice President (Equity Fund only)       Second Vice President and Portfolio Manager

Christopher D. Swickard       Assistant Secretary                     Assistant Secretary

James P. Schier               Vice President                          Assistant Vice President and Portfolio Manager
-------------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT -- STEVEN M. BOWSER, Portfolio Manager of the Investment Manager, has co-managed the fixed-income portion of Asset Allocation Fund's portfolio since January 1998. He joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982.

PAT BOYLE, Portfolio Manager of Meridian, has managed the equity portion of Asset Allocation Fund's portfolio since August 1997. Prior to joining Meridian, Mr. Boyle was employed at Citicorp as an Operations Analyst. He has five years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree and an M.S. degree in Finance.

DAVID ESHNAUR, Portfolio Manager of the Investment Manager, has co-managed the fixed-income portion of Asset Allocation Fund's portfolio since January 1998.
Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a bachelor of arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

SIDNEY F. HOOTS, Managing Director of Bankers Trust, has been the manager of Enhanced Index Fund since its inception in January 1999. He is the Senior Portfolio Manager for the Structured Equity Group at Bankers Trust. He has responsibility for a variety of funds ranging from an enhanced index fund using quantitative stock selection to an equity-based relative value hedge fund which combines traditional hedge fund trading with quantitative techniques. In addition, he is responsible for a tax-advantaged equity product. Mr. Hoots also directs the quantitative equity research effort for Bankers Trust. Mr. Hoots joined Bankers Trust in 1983 and has 15 years of investment experience. He has a B.S. degree from Duke University and a M.B.A. from the University of Chicago. He is also a Member of the American Finance Association.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes serving as senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.


TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has managed Equity Fund since 1981. He has been the manager of Select 25 Fund since its inception in 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.


RONALD C. OGNAR, Portfolio Manager of Strong, has managed Small Company Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

MICHAEL A. PETERSEN, Senior Portfolio Manager of the Investment Manager, has managed Growth and Income Fund since January 1998. He has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he was Director of Equity Research and Fund Management at Old Kent Bank and Trust Corporation from 1988 to 1997. Prior to 1988, he was an Investment Officer at First Asset Management. Mr. Petersen earned a bachelor of science degree in Accounting from the University of Minnesota. He is a Chartered Financial Analyst.

ROBERT REINER, Principal at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

JAMES P. SCHIER, Portfolio Manager of the Investment Manager, has managed Value Fund since its inception in 1997 and Ultra Fund since January 1998. He has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

CINDY L. SHIELDS, Portfolio Manager of the Investment Manager, has managed Social Awareness Fund since its inception in 1996. Ms. Shields has eight years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

JULIE WANG, Principal at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.

WILLIAM L. WILBY, Senior Vice President of Oppenheimer, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Hamman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor have a written code of ethics (the "Code of Ethics") which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser must have its own code of ethics to which its portfolio managers and other access persons are subject.

DISTRIBUTOR

Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, International Fund, Select 25 Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund and Security Municipal Bond Fund.

The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


For the fiscal years ended September 30, 1997 and September 30, 1998, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B shares in the amounts set forth in the table below.

-----------------------------------------------------------------------------------------------------
                             GROSS UNDERWRITING        NET UNDERWRITING         COMPENSATION ON
                                 COMMISSIONS             COMMISSIONS              REDEMPTION
-----------------------------------------------------------------------------------------------------
                               1997        1998         1997        1998        1997        1998

Growth and Income Fund     $  62,437   $   161,083  $  6,497    $  11,930    $  1,741   $  12,982
Equity Fund                  799,937     1,586,589    21,344      137,516      31,015     123,648
Ultra Fund                    34,612        51,626     5,388        3,908      20,208      19,376
Global Fund                   29,789        16,810     2,930           66      13,291      24,076
Asset Allocation Fund         28,996        14,300     3,114          728       1,692       7,197
Social Awareness Fund(1)      61,945        73,830     7,639        4,310         267       4,833
Value Fund(2)                 74,602       176,512     2,015        4,530           2       5,438
Small Company Fund(3)            ---        29,790       ---           28         ---       2,250
-----------------------------------------------------------------------------------------------------
1 For the period  November 4, 1996 (date of  inception) to September 30, 1997.
2 For the period May 1, 1997 (date of  inception) to September 30, 1997.
3 For the period October 15, 1997 (date of inception) to September 30, 1998.
-----------------------------------------------------------------------------------------------------


For the fiscal year ended September 30, 1996, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds of: $38,156 for Growth and Income Fund; $869,310 for Equity Fund; $42,335 for Ultra Fund; and $29,472 for Global Fund. For that same year, the Distributor retained net underwriting commissions as follows: $7,615 for Growth and Income Fund; $107,976 for Equity Fund; $9,163 for Ultra Fund; and $3,907 for Global Fund. For the fiscal year ended September 30, 1996, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 for Asset Allocation Fund and retained net underwriting commissions of $911.

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations;
(2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions, including options, futures contracts and options on futures transactions and the purchase or sale of underlying securities upon the exercise of options, for Enhanced Index Fund and International Fund may also be executed through Bankers Trust or any subsidiary or affiliate to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD's Conduct Rules, consider sales of shares of the Funds in the selection of a broker.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


-------------------------------------------------------------------------------------------------------------------------
                                                                                     FUND TRANSACTIONS DIRECTED TO AND
                                                                                     COMMISSIONS PAID TO BROKER-DEALERS
                                                        FUND BROKERAGE COMMISSIONS      WHO ALSO PERFORMED SERVICES
                                         FUND TOTAL              PAID TO            -------------------------------------
                                         BROKERAGE        SECURITY DISTRIBUTORS,                          BROKERAGE
            FUND               YEAR    COMMISSIONS PAID    INC., THE UNDERWRITER      TRANSACTIONS       COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------
                               1998     $   332,718                $0                 $  68,503,622        $105,204
Security Growth and Income     1997         251,945                 0                    26,335,380          40,539
Fund                           1996          98,516                 0                    15,375,167          22,566

                               1998       1,099,219                 0                   263,017,019         359,314
Security Equity Fund -         1997       1,111,928                 0                   234,139,342         301,670
Equity Fund                    1996         919,879                 0                   181,146,205         227,747

                               1998         218,464                 0                    21,465,232          59,626
Security Equity Fund -         1997         270,065                 0                    14,817,527          39,165
Global Fund                    1996         194,768                 0                    11,476,297          20,493

                               1998           9,871                 0                     3,474,334           7,670
Security Equity Fund -         1997          18,571                 0                     6,075,844          15,313
Asset Allocation Fund          1996          10,674                 0                       259,602             724

Security Equity Fund -         1998          10,661                                       1,418,953           1,722
Social Awareness Fund          1997(1)       12,365                 0                     6,419,564           8,327

Security Equity Fund -         1998          64,157                                       8,264,311          14,947
Value Fund                     1997(2)       15,192                 0                     3,606,587           7,392

Security Equity Fund -         1998(3)       22,215                 0                     3,087,031           6,947
Small Company Fund

                               1998         268,722                 0                    39,308,363          69,536
Security Ultra Fund            1997          83,841                 0                    22,060,304          41,217
                               1996         200,614                 0                    45,866,810          76,520
-------------------------------------------------------------------------------------------------------------------------
1 Social Awareness Fund's figures are based on the period November 4, 1996 (date of inception) to September 30, 1997.
2 Value Fund's figures are based on the period May 1, 1997 (date of inception) to September 30, 1997.
3 Small Company Fund's figures are based on the period October 15, 1997 (date of inception) to September 30, 1998.
-------------------------------------------------------------------------------------------------------------------------


HOW NET ASSET VALUE IS DETERMINED

The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B and Class C shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B and Class C shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A, B and C shares by approximately the amount of the different distribution expenses attributable to Class A, B and C shares.

HOW TO REDEEM SHARES

Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 65.)

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS -- A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 57.

HOW TO EXCHANGE SHARES

Pursuant to arrangements with the Distributor and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor currently include Security Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Municipal Bond Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

Class A, Class B and Class C shares of the Funds may be exchanged for Class A, Class B and Class C shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. No exchanges are allowed with a Fund that does not offer Class C shares, except that a stockholder may exchange Class C shares for shares of Security Cash Fund. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 57.)

This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.


The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. At September 30, 1998, Small Company Fund had accumulated net realized losses on sales of investments of $642,351.


A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to stockholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

Each Series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES -- Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest, Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or Fund. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in nine Funds, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund. The shares of each Fund of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional fund at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

Each of the Funds currently issues three classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 58, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the Fund of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, International Fund and Select 25 Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT


UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Value Fund, Small Company Fund, Enhanced Index Fund, Select 25 Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global, Asset Allocation and International Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.


INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


For the 1-, 5- and 10-year periods ended September 30, 1998, the average annual total return for each Fund was the following:

------------------------------------------------------------------------------------------------------------
                                      1 YEAR                     5 YEARS                     10 YEARS
                              -----------------------     -----------------------    -----------------------
                               CLASS A     CLASS B         CLASS A     CLASS B         CLASS A     CLASS B
Growth and Income Fund           13.24%     -13.50%          9.42%       9.41%(1)       10.24%       ---
Equity Fund                       1.25%       1.38%         16.81%      16.67%(1)       16.73%       ---
Global Fund                     -13.75%     -13.96%          6.35%(2)    6.26%(1)        ---         ---
Ultra Fund                      -17.45%     -17.64%          6.29%       5.80%(1)        7.68%       ---
Asset Allocation Fund           -12.52%     -12.59%          5.81%(3)    5.93%(3)        ---         ---
Social Awareness Fund             1.67%       1.74%         10.90%(4)   11.29%(4)        ---         ---
Value Fund                       -9.81%     -10.11%         11.56%(5)   12.47%(5)        ---         ---
Small Company Fund              -17.95%(6)  -18.02%(6)       ---         ---             ---         ---
------------------------------------------------------------------------------------------------------------
1 From October 19, 1993 (date of inception) to September 30, 1998
2 From October 5, 1993 (date of inception) to September 30, 1998
3 From June 1, 1995 (date of inception) to September 30, 1998
4 From November 4, 1996 (date of inception) to September 30, 1998
5 From May 1, 1997 (date of inception) to September 30, 1998
6 From October 15, 1997 (date of inception) to September 30, 1998
-------------------------------------------------------------------------------------------------------------


Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                               ERV - P
                            --------------  = T
                                  P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.


For the periods ended September 30, 1998, the aggregate total return on an investment for each Fund calculated as described above was the following:

--------------------------------------------------------
                                CLASS A      CLASS B
--------------------------------------------------------
Growth and Income Fund          165.17%(1)    56.12%(2)
Equity Fund                     369.52%(1)   114.57%(2)
Global Fund                      36.07%(3)    35.05%(2)
Ultra Fund                      109.52%(1)    32.21%(2)
Asset Allocation Fund            20.71%(4)    21.17%(4)
Social Awareness Fund            21.92%(5)    22.73%(5)
Value Fund                       16.80%(6)    18.15%(6)
Small Company Fund              -17.95%(7)   -18.02%(7)
--------------------------------------------------------
1 From October 1, 1988
2 From October 19, 1993
3 From October 1, 1993
4 From June 1, 1995
5 From  November  4,  1996  (date  of  inception)
6 From May 1, 1997 (date of inception)
7 From October 15, 1997 (date of inception)
--------------------------------------------------------


These figures reflect deduction of the maximum sales load. Fee waivers for the Asset Allocation, Social Awareness, Value and Small Company Funds reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.

In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such unmanaged indexes include, but are not limited to, the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Roth IRAs, Education IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the "Roth IRAs" which became available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of $2,000 or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 1999 is affected, $31,000, will increase annually to $50,000 in the year 2005. The adjusted gross income level at which the deduction for 1999 for a married taxpayer (who does not file a separate return) is affected, $51,000, will increase annually to $80,000 in the year 2007. If the taxpayer is married, files a separate tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.


Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the owner.

Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

EDUCATION IRAS

Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS


The Small Business Job Protection Act of 1996 created a retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans) for tax years beginning in 1997. SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.


The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS


The audited financial statement of the Funds, which are contained in the Funds' September 30, 1998 Annual Report are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.


RIGHTS OF ACCUMULATION -- A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Municipal Bond Fund in those states where shares of the Fund being purchased are qualified for sale.


STATEMENT OF INTENTION -- A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Municipal Bond Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.


REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Municipal Bond Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

                                                             SECURITY
                                                               FUNDS
===============================================================================
                                                           ANNUAL
                                                           REPORT

                                                           SEPTEMBER 30, 1998


                                                           -  Security
                                                              Growth and
                                                              Income Fund

                                                           -  Security Equity
                                                              Fund
                                                              -Equity Series
                                                              -Global Series
                                                              -Asset
                                                               Allocation
                                                               Series
                                                              -Social
                                                               Awareness
                                                               Series
                                                              -Value
                                                               Series
                                                              -Small
                                                               Company
                                                               Series

                                                           -  Security Ultra
                                                              Fund





                                               SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

         PRESIDENT'S COMMENTARY
 ...............................................................................
         NOVEMBER 15, 1998

To Our Shareholders:

The twelve months ended September 30, 1998 reintroduced an element of reality to the financial markets. The total return of 9.05% from the large-cap Standard & Poor's 500 Stock Index more closely approximates historical rates of return than the unrealistic 20% to 30% gains of the previous three years. Most other equity markets produced negative returns for the year. The small cap and midcap markets were adversely impacted as investors moved to the larger stocks in a search for quality and liquidity, perceiving that the world is still a troubled place.


[John Cleland PHOTO]

THE EXOGENOUS SHOCKS FINALLY ARRIVE

The meltdown in Russia, followed in short order by the collapse of the Long Term Capital Management Fund, proved to be the exogenous shocks to the system that changed the psychological climate in the equity markets dramatically. We do not believe, however, that the current climate of gloom and doom is any more warranted than the excessive euphoria that prevailed a year ago. There are still some strong positive factors at work that should favorably impact the markets once the global climate quiets.

The U.S. economy, while clearly slowing its growth rate, remains an enormously powerful engine driven by the consumer. Consumer confidence and disposable income continue to be at high levels because inflationary pressures have largely disappeared and unemployment remains low. We expect further cuts by the Federal Reserve Bank in short term interest rates over the coming months, which should allow long term rates to continue to decline.

VOLATILITY WILL REMAIN HIGH, BUT MARKETS WILL FINALLY STABILIZE

While we believe market volatility will continue at historically high levels, once global events settle down and the political uncertainty in our nation's capital is resolved investors' psychological attitudes should improve dramatically and the equity markets can resume their upward climb. We continue to encourage the ratcheting down of return expectations to levels closer to their historical norms for holders of equities as we expect markets in coming years to perform closer to those averages.

In the following pages our portfolio managers discuss the performance of their respective funds as well as their outlooks for the months ahead. As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

Sincerely,


/s/ John Cleland
-----------------------
John Cleland, President
The Security Funds

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         NOVEMBER 15, 1998

To Our Shareholders:

The fiscal year ended September 30, 1998 was a difficult year overall for the equity markets, and especially so for income oriented stocks in general. A large portion of the price appreciation over the course of the year occurred in the large-cap growth names, while those sectors and companies which traditionally provide the higher dividends that are typical holdings in growth and income portfolios lagged the markets. Our portfolio was no exception to this trend, generating a negative 7.95% total return for the year versus the Standard and Poor's 500 Stock Index return of +9.05%1. The average return for our Lipper peer group was -1.08%.

[Michael A. Petersen
Portfolio Manager PHOTO]

RESTRUCTURING EARLY IN THE FISCAL YEAR

We entered the fiscal year with a portfolio invested approximately 90% in equities and 10% in high yield corporate bonds and still maintain that balance. At the beginning of the period the orientation of the stocks was primarily midcap value. Over the last nine months, however, we have shifted more toward the large-cap issues with higher dividend yields that are more typical of growth and income funds. We have also concentrated on lower risk, more defensive names and have diversified well across a broad spectrum of sectors. The percentage of assets invested in the utility and energy sectors, the standard growth and income havens, has been increased.

During the first half of calendar year 1998 our moves into more defensive stocks worked against us as the environment at that time favored aggressive growth companies. In the July through September quarter, however, these same stocks helped us outperform our peers as the markets turned negative. An underweighting in the financial sector in this later quarter also was a positive as money center banks and brokerage houses fell 30% to 60% from their summer highs.

PRICE SWINGS CREATE BUYING OPPORTUNITIES

As a result of the downturn in the stock markets in recent months, a number of industries have accompanied the financial sector in price declines. These include many commodity-oriented companies which suffered as demand for commodities around the world slowed. The prices now appear to have fully discounted a coming recession, and are looking very attractive at current levels. We are now looking in the financial, capital goods, consumer cyclicals, and basic materials sectors for issues which appear to offer excellent investment opportunities at current prices.

THE GLOBAL SLOWDOWN WILL BE WITH US AWHILE

We expect the global slowdown to continue for several more months. This slowing could continue to put pressure on corporate earnings for the next two quarters. We therefore plan to maintain our current defensive posture until earnings growth appears to be turning positive again. We expect equity total returns in the coming year to once again be closer to historical norms than in the past three years. In this environment a high dividend yield becomes a more important component of total return. We will focus on those companies that exhibit above-average earnings and dividend growth potential.


/s/ Michael A. Petersen
-----------------------
Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                        SECURITY GROWTH AND INCOME FUND
                                   VS. S&P 500

                                     [GRAPH]


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $26,515. By comparison, the same $10,000 investment would have grown to $48,691 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.


-------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                                           % of
                                                       Net Assets
                                                       ----------
   SBC Communications, Inc.                              1.8%

   Royal Dutch Petroleum
       Company ADR                                       1.8%

   Schlumberger, Ltd.                                    1.8%

   AT&T Corporation                                      1.8%

   Philip Morris Companies, Inc.                         1.7%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                          1 year        5 years      10 years
                                          ------        -------      --------
   A Shares                               (7.95%)        10.73%        10.90%

   A Shares with sales charge            (13.24%)         9.42%        10.24%

   B Shares                               (8.95%)         9.84%          N/A
                                                        (10-19-93)
                                                    (since inception)

   B Shares with CDSC                    (13.50%)         9.41%          N/A
                                                        (10-19-93)
                                                    (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - EQUITY SERIES
         NOVEMBER 15, 1998

To Our Shareholders:

The fiscal year ended September 30, 1998 was a rewarding one for shareholders in the Equity Series of Security Equity Fund. The Series returned a positive 7.38% for the twelve months, outpacing the -1.44% average return of its Lipper peer group.1

[Terry Milberger
Portfolio Manager PHOTO]

A YEAR CONTAINING TWO DISTINCT MARKET CYCLES

Two distinct market cycles were apparent over the course of the fiscal year. The first half was strong, with a six-month rise of 17.22% for the Standard and Poor's 500 Stock Index. The subsequent six months, however, produced a decline of 6.97% in the index. Our portfolio performance was helped in the early months by our financial weighting, including such insurance companies as American International Group, Inc. and Lincoln National Corporation. Our large health care weighting also contributed to favorable returns during the period. Such issues as Bristol-Myers Squibb Company and Shering-Plough Corporation did very well during the up-market cycle, but also declined less than the average stock during the down months.

Another positive factor in the negative-performance months was our underweighting versus the benchmark S&P Index in money center banks. These institutions suffered as their large international exposure hurt their performance when overseas countries' economies weakened. In general we held a low percentage of issues which were impacted by the difficulties in Japan, Southeast Asia, and Latin America. Our orientation toward companies which derive most of their earnings from domestic operations--companies such as Kroger Company, Safeway, Inc., and various telephone companies--proved to be a strong advantage. We held about 10% of our assets in cash through the latter months of the fiscal year as well, which also lessened the negative impact of weak markets.

MORE DIVERSIFICATION DURING PERIODS OF TURMOIL

The financial turmoil in Southeast Asia began in the late summer of 1997. Because we expected the ensuing fiscal year to be a period of higher volatility, we diversified the portfolio to include more names and smaller positions than during normal economic conditions. Now as stock markets appear to be bottoming we must reassess our strategy.

We believe that the recent declines in the markets have created some buying opportunities. We are examining individual sectors and companies to get a sense of where earnings risks now lie and how to avoid them. As earnings reports for the third calendar quarter are released, we will study them carefully for hints of weakness or strength.

OUR PLANS FOR THE BETTER MARKETS THAT LIE AHEAD

Historically in periods of financial crisis the markets reach their lows for the cycle. We want to take advantage of the buying opportunities during these cyclical lows because we have learned that stock markets traditionally begin their move upward before all the economic problems are resolved. We are, in fact, trying to take advantage of today's "maximum uncertainty."

Although the risk is not completely out of the picture, in keeping with our long-term investment horizon we plan to purchase those stocks we believe are bargains in today's markets and wait for them to prove their worth. We expect that the Federal Reserve under the able leadership of Alan Greenspan will stand ready to help stabilize the markets if conditions call for action. We will seek the rewards that can come from companies with consistent above average earnings growth and high quality balance sheets.



/s/ Terry Milberger
----------------------
Terry Milberger
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - EQUITY SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                             SECURITY EQUITY SERIES
                                   VS. S&P 500

                                     [GRAPH]


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $46,953. By comparison, the same $10,000 investment would have grown to $48,691 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**
                                                         % of
                                                      Net Assets
                                                      ----------
   Microsoft Corporation                                 2.2%

   Schering-Plough Corporation                           2.2%

   General Electric Company                              1.8%

   Safeway, Inc.                                         1.8%

   Bristol-Myers Squibb Company                          1.8%

   **At September 30, 1998


-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                           1 year        5 years      10 years
                                           ------        -------      --------
   A Shares                                7.38%         18.20%        17.42%

   A Shares with sales charge              1.25%         16.81%        16.73%

   B Shares                                6.38%         17.00%          N/A
                                                        (10-19-93)
                                                   (since inception)

   B Shares with CDSC                      1.38%         16.67%          N/A
                                                        (10-19-93)
                                                   (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - GLOBAL SERIES
         NOVEMBER 15, 1998

                                               Subadvisor - LEXINGTON
                                               MANAGEMENT CORPORATION

To Our Shareholders:

For the fiscal year ended September 30, 1998 the Global Equity Series of Security Equity Fund returned -8.47%.(1) The average global fund fell 7.57% over the same period, according to Lipper Analytical Services, Inc. The Morgan Stanley World Index dropped 1.15% in the year.

[Richard Saler
Portfolio Manager PHOTO]

GLOBAL ECONOMIES HEAD TOWARD RECESSION

[Alan Wapnick
Portfolio Manager PHOTO]

The global economic environment continues to head dangerously toward recession. Although many of the world's economies have been in decline for well over a year, western financial markets have only now begun to take notice. Interest rates continue to fall rapidly. The thirty-year U.S. Treasury bond ended 1997 with a yield of 5.93% and by the end of September this year had fallen to 4.98%. German ten-year bond yields now stand at 3.84%, down from 5.16% just nine months ago.

Unfortunately, falling interest rates are not enough to propel stocks higher. Corporate profits are expected to come under increasingly strong negative pressure. The world faces the greatest economic challenge perhaps since the Great Depression. Asia is awash with too much debt and excess capacity in manufacturing and real estate. Making matters worse, much of this debt is U.S. dollar denominated and Asian currencies have collapsed versus the dollar. A large portion of an estimated $1.5 trillion in Asian debt is unlikely to be repaid. Ultimately, western banks and investors to whom this debt is owed may have to write off a portion and convert some debt to equity. Investors have rapidly sought safe havens such as U.S. Treasury bonds and cash equivalents. Equities which provide visible earnings streams even in weak economies will continue to be favored.

LOOKING FOR POSITIVE LEGISLATIVE EVENTS IN JAPAN

Failure by global leaders to address the world's economic ills could lead to a more severe economic contraction. Japan, a key player, finds its economy in a deep recession with a financial system teetering on collapse. Time is running out on timid government policies: strong action is urgently needed to recapitalize banks.

Positive events are likely over the next several months to help counter global doom. Interest rates around the world should continue to move lower. The International Monetary Fund is likely to gain additional funding and provide support to countries in need, such as Brazil. Finally, in our view it is unthinkable that Japan will not get more aggressive in solving its banking problems.

A TIME TO BE DEFENSIVE

Given this difficult economic outlook, we believe an emphasis on defensive stocks and sectors is appropriate. Value is developing rapidly, however, particularly in many emerging markets which have been decimated. These emerging markets should be the main beneficiaries as global solutions are ultimately implemented. In effect, a transfer of wealth from developed economies to emerging countries will have to take place to cure the global economy.



/s/ Richard Saler
-----------------------
Richard Saler
Portfolio Manager


/s/ Alan Wapnick
-----------------------
Alan Wapnick
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - GLOBAL SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                             SECURITY GLOBAL SERIES
                           VS. MORGAN STANLEY CAPITAL
                           INTERNATIONAL WORLD INDEX

                                     [GRAPH]


This chart assumes a $10,000 investment in Class A shares of Global Series on October1, 1993, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in ClassA shares of the Series (with dividends reinvested) would have grown to $13,620. By comparison, the same $10,000 investment would have grown to $17,771 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                         % of
                                                      Net Assets
                                                      ----------
   Elan Corporation PLC ADR                              2.6%

   Imax Corporation ADR                                  2.2%

   Novartis AG                                           2.1%

   Teva Pharmaceutical,
         Industries Ltd. ADR                             2.0%

   Roche Holdings AG                                     1.9%

   **At September 30, 1998

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                     1 year    Since Inception
                                                     ------    ---------------
   A Shares                                          (8.47%)       7.62%
                                                                 (10-1-93)

   A Shares with sales charge                       (13.75%)       6.35%
                                                                 (10-1-93)

   B Shares                                          (9.43%)       6.73%
                                                                 (10-19-93)

   B Shares with CDSC                               (13.96%)        6.26%
                                                                 (10-19-93)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
         NOVEMBER 15, 1998

[MERIDIAN LOGO]          SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

To Our Shareholders:

Recent financial market turmoil has highlighted the importance of a diversified investment strategy. From their highs, domestic stock indices have fallen nearly 20%, the level which defines a bear market. Many international market returns have been much worse. The biggest losses, however, have been sustained by investors in emerging markets and hedge funds. The Asset Allocation Series of Security Equity Fund returned -7.19% in the fiscal year just completed, compared with the average -3.96% of the Lipper peer group of similar funds. (1) The disruption in the advance of world financial markets is an unpleasant reminder that investing is a long term process.

[Patrick Boyle
Portfolio Manager PHOTO]

MARKET SELLOFFS CREATE BUYING OPPORTUNITIES

We view the recent price declines as a buying opportunity and believe that emotional overreactions are primarily responsible for the sharp selloff in equity markets. Global worries have focused on economic troubles in Asia, Russia, and Latin America. Domestically, investors have been distracted by the potential impeachment of President Clinton. What started as isolated concern for Japan and emerging markets has transformed into global pessimism. Despite the general health of the U.S. and European economies, these stock markets have experienced sizeable rapid declines.

Our quantitative model, which includes earnings, growth, risk, and interest rates, currently indicates that the U.S. stock market and many international markets are extremely undervalued. Our domestic investments have targeted three sectors: technology, consumer cyclicals, and leisure. As investors' concerns about the overall level of the stock market increased, they sold technology stocks. The crisis in Asia has also put downward pressure on these issues. As value investors we realize that often the best buying opportunities are in an atmosphere of fear and uncertainty. This certainly characterizes current investor sentiment toward technology stocks and reinforces our belief in this sector.

VOLATILITY IN THE INTERNATIONAL MARKETS

International equity markets have been more volatile than the U.S. stock market. European markets led the global rally in early 1998; however, their recent declines have erased most gains. Our decision to sell the Italian shares in late April has thus far proven correct, as that market has fallen more than 30% from its peak. We continue to hold stocks in Germany, Belgium, Denmark, and Japan. Our Japanese position was a drag on the portfolio in 1997 and early 1998; however, during the recent global market volatility Japanese stocks have behaved defensively. We expect that market's next major move will be higher.

The U.S. bond market has benefited from the global volatility. Investors fearing a broad bear market have reduced equity holdings and purchased U.S. Treasuries as a safe haven. This, coupled with a cooling domestic economy, has pushed long term bond yields to record lows.

STOCK MARKETS LEAD THE ECONOMY

The stock market has a long history of leading the economy by approximately six to nine months. When markets rally, they do so in advance of an economic turnaround, while news is still quite pessimistic. The old adage that "markets climb a wall of worry" is quite appropriate to define current times. We believe that the current period of uncertainty will likely be followed by a strong global stock rally.



/s/ Patrick Boyle
--------------------
Patrick Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses and in the absence of such waivers the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
         NOVEMBER 15, 1998



-------------------------------------------------------------PERFORMANCE-------

                        SECURITY ASSET ALLOCATION SERIES
                       VS. S&P 500 MERIDIAN BLENDED INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,071. By comparison, the same $10,000 investment would have grown to $20,138, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $15,307.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

--------------------------------------------------------------------------------

                            TOP 5 EQUITY HOLDINGS**

                                                           % of
                                                        Net Assets
                                                        ----------
   Tele-Communications, Inc.                               1.4%

   MediaOne Group, Inc.                                    1.3%

   Cisco Systems, Inc.                                     1.1%

   EMC Corporation                                         0.9%

   Lexmark International Group, Inc.                       0.8%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                          1 year          Since Inception
                                          ------          ---------------
   A Shares                               (7.19%)         7.70% (6-1-95)

   A Shares with sales charge            (12.52%)         5.81% (6-1-95)

   B Shares                               (7.99%)         6.71% (6-1-95)

   B Shares with CDSC                    (12.59%)         5.93% (6-1-95)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived a portion of the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

--------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
         NOVEMBER 15, 1998



To Our Shareholders:

The Social Awareness Series had an excellent year, returning 7.89% versus the Lipper peer group average of -3.57% in the twelve months ended September 30, 1998. (1) The benchmark Domini Social Index, which is highly concentrated in large cap stocks such as Microsoft Corporation, Coca-Cola Company, Merck & Company, Inc., and Johnson & Johnson, increased 12.54% over the same period.

[Cindy Shields
Portfolio Manager PHOTO]

ELEMENTS OF A STRONG PERFORMANCE

The key element to our positive results over the past twelve months was the timing of our move to more defensive stocks early in the calendar year. In assuming a defensive posture we focused on large cap companies, adding to sectors such as food companies, cable providers, long distance phone companies, and regional Bell telephone operating companies.

Our technology sector was a strong contributor to the positive total return. Microsoft Corporation, our largest holding at approximately 3.6% of the total portfolio, climbed 67% during the fiscal year. Our general practice is to hold much smaller positions, restricting block size in most names to about 1.5% of assets in times when the markets seem confused. This is in contrast to the benchmark Domini Social Index. As noted above, it is highly concentrated in large cap stocks, with the top ten in size making up about 28% of the total index.

A DEFENSIVE POSTURE IS APPROPRIATE AWHILE LONGER

We plan to maintain our defensive orientation while the market continues to be concerned about global economic conditions. We believe that excellent valuations are developing in many small-cap and midcap companies and economically sensitive stocks. When we sense that a market recovery is in sight we plan to move cautiously into some of these companies. Currently we believe analysts' estimates for 1999 earnings are too high. We are hesitant to shift the portfolio holdings until these estimates have been adjusted downward.

WHEN THE GLOBAL ECONOMY STARTS TO IMPROVE

When world conditions begin to improve, investors will be willing to move back into the cyclical sectors. History has proven that the best time to own these cyclicals, as well as small-cap and midcap stocks, is when the economy begins its climb out of an economic downturn.

Stock selection for social awareness portfolios can become more difficult as markets rise. In the cyclical industries which are expected to perform well after an economic slowdown, many companies can find themselves facing environmental and other problems. Traditional cyclical companies in industries such as chemicals, machinery, manufacturing, and auto parts and equipment as well as others require careful screening before being included in portfolios such as ours.

We take seriously our obligations to the shareholders in the Social Awareness Series. As usual, our stock selection process will focus first on financial soundness. We realize, however, that the next step, the social screening process, is of prime importance to you. We appreciate your trust and will use utmost care in choosing the companies in which we invest.



/s/ Cindy Shields
--------------------
Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced fund expenses and in the absence of such waiver the performance quoted would be reduced.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
         NOVEMBER 15, 1998

-------------------------------------------------------------PERFORMANCE-------

                        SECURITY SOCIAL AWARENESS SERIES
                      VS. S&P 500 AND DOMINI SOCIAL INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,192. By comparison, the same $10,000 investment would have grown to $14,743 based on the S&P 500 Index's performance and $15,687 based on the Domini Social Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                           % of
                                                         Net Assets
                                                         ----------
   Microsoft Corporation                                    3.6%

   Intel Corporation                                        3.1%

   International Business
        Machines Corporation                                2.6%

   Merck & Company, Inc.                                    2.5%

   Schering-Plough Corporation                              2.4%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                  1 Year     Since Inception
                                                  ------     ---------------
   A Shares                                       7.89%     14.40% (11-1-96)

   A Shares with sales charge                     1.67%     10.90% (11-1-96)


   B Shares                                       6.74%     13.17% (11-1-96)

   B Shares with CDSC                             1.74%     11.29% (11-1-96)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from November 1, 1996 (date of inception) to September 30, 1998 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - VALUE SERIES
         NOVEMBER 15, 1998


To Our Shareholders:

In the fiscal year ended September 30, 1998 the Value Series of Security Equity Fund produced a -4.31% return, underperforming its Lipper peer group average of -1.08% and the S&P Barra Value Index return of -0.27% (1) The midcap orientation of the fund which distinguishes it from the larger-cap average of the peer group has been the most significant negative factor. To illustrate, the S&P 400 Midcap Stock Index returned -6.33% for the twelve-month period.

[Jim Schier
Portfolio Manager PHOTO]

MIDCAP STOCKS SUFFER IN THE FLIGHT TO SAFETY AND LIQUIDITY

The portfolio performed reasonably well, given its midcap characteristics. The recent preference on the part of investors for recession-resistant stocks has driven them away from the midcaps to the larger issues perceived to have a higher degree of safety and liquidity. This was perhaps most evident in the energy sector where the large multinational oil companies were perceived as safe havens. The smaller issues which we held fared much worse. For example, Tuboscope, Inc., which provides pipeline and technical services and engineered products to the oil and gas industry, declined nearly 60% over the twelve months. Oil exploration and development company Apache Corporation fell 33% in the same period. Consumer staples and consumer cyclicals sectors were also punished in the midcap area of the market.

THERE WERE POSITIVES ALSO DURING THE YEAR

There were positives in the portfolio during the year, however. We held some health care issues which performed extremely well. Mylan Laboratories, Inc., a generic drug manufacturer, rose 41.5% during the time we owned it as generic drug prices rebounded and the company reported strong earnings. Allegiance Corporation, a company that provides health care products and services to hospitals and other health care providers, also exhibited favorable earnings and rose over 70% during our holding period.

Our underweighting in the financial sector versus the benchmark index was also a positive as this group suffered under a cloud of weakening international conditions. We held about a 5.5% weighting, while the index contains 26.4% in financial stocks. We also received good performance from three software and technology services companies which we purchased early in the fund's existence. These were Computer Sciences Corporation, Rational Software Corporation, and American Management Systems, Inc.

OPPORTUNITIES ABOUND IN DEPRESSED MARKETS

Much has changed in the stock markets over the last year. The perception of midcaps as more value-oriented than their large cap counterparts continues to grow. It is now easy to find midcap stocks with valuation levels not seen since the mid-1980s, despite the fact that interest rates are about half of what they were at that time.

We continue to seek attractively priced stocks that should be only minimally negatively impacted by a barrage of Asian and emerging market imports, such as computer service companies and other industries with high entry barriers. We also believe there are excellent bargains in less well-known names that have been undeservedly depressed by investors' preference for defensive issues.


/s/ Jim Schier
-----------------------
Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced fund expenses and in the absence of such waiver the performance quoted would be reduced.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - VALUE SERIES
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                        SECURITY VALUE SERIES VS. S&P 500
                          AND S&P500/BARRA VALUE INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $11,680. By comparison, the same $10,000 investment would have been $12,853, based on the S&P 500 Index performance. Comparison is also made to the S&P 500/BARRA Value Index. The same $10,000 investment in the S&P 500/BARRA Value Index would have been $11,668.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
   Mylan Laboratories, Inc.                                 4.4%

   Comverse Technology, Inc.                                3.7%

   Equitable Resources, Inc.                                3.2%

   Angelica Corporation                                     2.9%

   RailAmerica, Inc.                                        2.9%

   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                             1 Year          Since Inception
                                             ------          ---------------
   A Shares                                  (4.31%)        16.31%  (5-1-97)

   A Shares with sales charge                (9.81%)         11.56% (5-1-97)


   B Shares                                  (5.38%)        15.14%  (5-1-97)

   B Shares with CDSC                       (10.11%)        12.47%  (5-1-97)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 1997 (date of inception) to September 30, 1998. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998, and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SMALL COMPANY SERIES
         NOVEMBER 15, 1998

                                 [STRONG LOGO]

To Our Shareholders:

The quarter from July 1, 1998 through September 30, 1998 was witness to some of the most turbulent markets in recent history. Many of the concerns existing since the beginning of the Asian crisis last year have come to the forefront. What appeared at first to be confined to Asia spread throughout the world's financial markets. Many global economies are now in recession, and others are teetering on the brink. In financial markets investors are fleeing from risk, triggering a credit crunch that further threatens growth.

[Ronald C. Ognar
Portfolio Manager PHOTO]


SMALL CAP STOCKS SUFFERED MORE THAN THEIR LARGE CAP COUNTERPARTS

U.S. equities fell sharply as investors lowered earnings expectations. Many stocks, both large and small, have experienced declines in excess of 20% from their 1998 highs. The declines in the average stock resemble those that occurred in 1987 and 1990. While the declines in the large-cap stocks have been severe, mid- and small-caps have suffered greater losses in the flight to quality.

For the period from inception of the fund, October 15, 1997, through September 30 of this year, the Small Company Series of Security Equity Fund returned -12.95% (1) As bad as this sounds, it was really quite favorable when compared with the benchmark Russell 2000 Index which declined 20.49% over the same period. The portfolio outperformed its benchmark primarily because of its larger-than-normal cash position and advantageous stock selection in commercial services and retail sectors of the market.

SECTOR SHIFTS BASED ON INCREASED RISK

During the fourth quarter of the fiscal year (the third calendar quarter) we shifted away from the most cyclical issues, particularly retailers and other consumer cyclicals, as high valuations and recession fears increased the risk in those groups. We also reduced our holdings in financials. A portion of the proceeds from these sales went into stocks with more dependable earnings, and we raised cash reserves with the remainder. Health care exposure was significantly increased as we sought safe havens where consumer spending will likely remain stable during an economic slowdown. Later in the quarter we began cautiously to redeploy cash reserves into technology and health care issues that had been severely depressed.

VOLATILITY AND INTERNATIONAL INSTABILITY EXPECTED TO CONTINUE

Looking ahead, we expect continued volatility in equities. A great deal of negative news has been priced into the market so far, but more may be forthcoming. We are especially concerned about earnings reductions over the next several months, additional negative news regarding President Clinton, and continued international instability. Because of their relatively low current valuations, we believe small cap stocks may do better in the months ahead.

The Federal Reserve now seems willing to lower interest rates in an effort to maintain healthy economic growth in the U.S. It may take several more Fed rate cuts and a coordinated effort by the G7 countries before the market will be in the position to start a new up phase. We will continue to invest in the highest quality growth companies with capable managements, selling at reasonable valuations.


/s/ Ronald C. Ognar
------------------------
Ronald C. Ognar
Portfolio Manager

(1) Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. The Investment Manager waived the Fund's management fee for the fiscal period ended September 30, 1998 and in the absence of such waiver the performance quoted would be reduced.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY EQUITY FUND - SMALL COMPANY SERIES
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                              SMALL COMPANY SERIES
                          VS. RUSSELL 2000 INDEX, AND
                           RUSSELL 2000 GROWTH INDEX

                                     [GRAPH]

This chart assumes a $10,000 investment in Class A shares of Small Company Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $8,205. By comparison, the same $10,000 investment would have been $7,912, based on the Russell 2000 index performance. Comparison is also made to the S&P Russell 2000 Growth Index. The same $10,000 investment in the Russell 2000 Growth Index would have been $7,342 over the same period.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
                                                         ----------
   Lason, Inc.                                              3.7%

   Profit Recovery Group
       International, Inc.                                  3.0%

   99 Cents Only Stores                                     2.8%

   ResMed, Inc.                                             2.5%

   Province Healthcare Company                              2.4%


   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                     Since Inception
                                                     ---------------
   A Shares                                       (12.95%)  (10-15-97)

   A Shares with sales charge                     (17.95%)  (10-15-97)


   B Shares                                       (13.70%)  (10-15-97)

   B Shares with CDSC                             (18.02%)  (10-15-97)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from October 15, 1997 (date of inception) to September 30, 1998. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended September 30, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

-------------------------------------------------------------------------------

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY ULTRA FUND
         NOVEMBER 15, 1998


To Our Shareholders:

The year ended September 30, 1998 was difficult for all but the largest stocks. Security Ultra Fund generated a -12.45% total return for the fiscal year, while the Lipper peer group average dropped 11.95% (1) The benchmark Standard & Poor's Midcap 400 Index returned -6.1% while the small-cap Russell 2000 Index lost 18.9%.

SOME BRIGHT SPOTS IN AN OTHERWISE GLOOMY PICTURE

Despite the weak markets, there were some positive factors in the portfolio. Our overweightings versus the benchmark S&P Midcap 400 Index in the technology and health care sectors, two sectors which performed favorably versus the overall index results, lent some stability. A strong stock selection in the financial industry allowed that sector of the portfolio to generate a slightly positive return while the parallel sector in the benchmark was down nearly 8%.

In the health care arena we also benefited from takeovers in three stocks in the portfolio. R.P. Scherer Corporation, a developer and producer of drug delivery systems, agreed to merge with Cardinal Health, Inc. ATL Ultrasound, Inc., which develops, manufactures, and markets diagnostic medical ultrasound systems and supplies, was acquired by Philips Electronics NV. Depuy, Inc., a manufacturer of orthopedic devices and supplies, was purchased by Johnson & Johnson.

Among the financial stocks in the portfolio the strongest performer was AFLAC Inc., whose principal subsidiary is American Family Life Assurance Company. The stock rose 11.77% over the fiscal year as it generated strong growth despite the difficult economic conditions in Japan, one of the primary countries in which it does business.

AREAS WHICH FARED LESS WELL

Even though the decision to overweight the technology sector helped overall performance, some names among the portfolio holdings underperformed their peers in the benchmark index. Chief among these was the stock of Transcrypt International, Inc., which designs and manufactures information security products and wireless communications equipment. Transcrypt suffered under the cloud of alleged irregularities in accounting practices. Three other tech issues, ADC Telecommunications, Inc., Cambridge Technology, Inc., and Sawtek, Inc., all lost ground because of investors' fears of slowing earnings growth in the companies.

In the portfolio our utility sector weighting was low at about 1% compared with the benchmark index's 11%. This sector turned in a strong performance after mid-July because these companies' operations and earnings are largely U.S.-oriented. When the developing global economic crisis began to weigh heavily on companies with international exposure, those firms such as the utilities with domestic orientations outperformed.

COMPANIES WITH LITTLE INTERNATIONAL EXPOSURE SHOULD PERFORM FAVORABLY

We believe that the midcap sector of the stock market is poised for a powerful rally once market participants begin to believe that 1999 earnings will not decline precipitously. We are acutely aware that the world is a much different place today than a year ago, and we seek to emphasize companies with unique products and competitive strengths that are not directly negatively influenced by a more competitive international marketplace. We expect that the technology service, health care, and media companies will be among this group and plan to emphasize them in the coming months.



/s/ Jim Schier
--------------------------
Jim Schier
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         SECURITY ULTRA FUND
         NOVEMBER 15, 1998


-------------------------------------------------------------PERFORMANCE-------

                               SECURITY ULTRA FUND
                               VS.S&P MIDCAP 400

                                     [GRAPH]



                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1988, and reflects deduction of the 5.75% sales load. On September 30, 1998, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $20,952. In comparison, the same $10,000 investment would have grown to $46,759 based on the S&P Midcap 400's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.


-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                            % of
                                                         Net Assets
                                                         ----------
   Mylan Laboratories, Inc.                                 6.5%

   Comverse Technology, Inc.                                5.0%

   Rational Software Corporation                            3.2%

   AFLAC, Inc.                                              3.2%

   American Management Systems, Inc.                        3.1%


   **At September 30, 1998

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1998

                                                   1 year   5 years   10 years
                                                   ------   -------   --------
   A Shares                                       (12.45%)    7.57%    8.32%

   A Shares with sales charge                     (17.45%)    6.29%    7.68%

   B Shares                                       (13.30%)    6.28%      N/A
                                                           (10-19-93)
                                                       (since inception)

   B Shares with CDSC                             (17.64%)   5.80%      N/A
                                                           (10-19-93)
                                                       (since inception)

-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

-------------------------------------------------------------------------------

         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY GROWTH AND INCOME FUND

                                                    PRINCIPAL
                                                    AMOUNT OR
                                                     NUMBER         MARKET
PREFERRED STOCKS                                    OF SHARES       VALUE
----------------------------------------------------------------------------
BANKING - 0.2%
California Federal Bank..........................      7,000        $178,938

CONSUMER CYCLICAL - 0.5%
CSC Holdings, Inc................................      1,888         202,498
Primedia, Inc....................................      2,500         255,000
                                                                ------------
                                                                     457,498
                                                                ------------
   Total preferred stocks - 0.7%............................         636,436

CORPORATE BONDS
---------------

AEROSPACE - 0.2%
Burke Industries, Inc., 10.00% - 2007............   $175,000         174,563

BANKING - 0.4%
Bay View Capital Corporation, 9.125% - 2007......   $100,000          97,875
BF Saul REIT, 9.75% - 2008.......................   $100,000          87,500
Homeside, Inc., 11.25% - 2003....................   $121,000         140,511
                                                                ------------
                                                                     325,886
BEVERAGE - 0.2%
Delta Beverage Group, 9.75% - 2003...............   $200,000         200,000

BROKERAGE - 0.2%
SI Financing Trust I, 9.50% - 2026(1)............      7,500         200,625

BUILDING MATERIALS - 0.2%
Nortek, Inc., 8.875% - 2008......................   $150,000         144,750

CHEMICALS - 0.0%
Envirodyne Industries, Inc., 12.00% - 2000.......    $34,000          34,128

CONSTRUCTION MACHINERY - 0.3%
AGCO Corporation, 8.50% - 2006...................   $150,000         146,625
Columbus McKinnon Corporation, 8.50% - 2008......   $150,000         143,437
                                                                ------------
                                                                     290,062
CONSUMER CYCLICAL - OTHER - 0.1%
American ECO Corporation, 9.625% - 2008..........   $125,000         108,125

CONSUMER PRODUCTS - 0.2%
Revlon Consumer Products, 8.125% - 2006..........   $175,000         172,813



                                                    PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT         VALUE
----------------------------------------------------------------------------

ELECTRIC UTILITY - 0.4%
AES Corporation, 10.25% - 2006...................   $200,000        $207,500
Cal Energy Company, Inc., 9.50% - 2006...........    100,000         109,000
                                                                ------------
                                                                     316,500
ENERGY - OTHER - 0.1%
P&L Coal Holdings Corporation, 8.875% - 2008.....     75,000          76,125

ENERGY - REFINING - 0.3%
Crown Central Petroleum, 10.875% - 2005..........    200,000         206,750

ENTERTAINMENT - 0.1%
Empress Entertainment, Inc., 8.125% - 2006.......     75,000          74,625

FINANCE - 0.4%
Dollar Financial Group, Inc., 10.875% - 2006.....    300,000         294,750

FOOD - 0.6%
Carrolls Corporation, 11.50% - 2003..............    425,000         444,125
Nash Finch Company, 8.50% - 2008.................    100,000          94,000
                                                                ------------
                                                                     538,125
GAMING - 0.3%
MGM Grand, Inc., 6.95% - 2005....................    125,000         127,812
Mirage Resorts, Inc., 6.625% - 2005..............    125,000         126,094
                                                                ------------
                                                                     253,906
HEALTH CARE - 0.4%
Multicare Companies, Inc., 9.00% - 2007..........    200,000         188,500
Prime Medical Services, Inc., 8.75% - 2008.......     75,000          69,000
Tenet Healthcare Corporation, 8.125% - 2008......    100,000         102,375
                                                                ------------
                                                                     359,875
HOME CONSTRUCTION - 0.2%
Hovnanian Enterprise, 9.75% - 2005...............    100,000          91,750
Toll Corporation, 7.75% - 2007...................    100,000          98,750
                                                                ------------
                                                                     190,500
INSURANCE - 0.1%
General American Life Insurance
   Company, 8.525% - 2027........................     75,000          83,906

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                       PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------------------------------------------
LODGING - 0.2%
Properties, 7.875% - 2008              $175,000     $   172,812

MEDIA - CABLE - 1.6%
Adelphia Communication Corporation,
   8.125% - 2003                        175,000         175,875
Century Communications Corporation,
   9.50% - 2005                         100,000         108,500
   8.375% - 2007                        100,000         103,000
CF Cable T.V., Inc.,
   11.625% - 2005                       150,000         166,312
CSC Holdings, Ltd.,
   7.625% - 2018                         75,000          72,375
   7.875% - 2018                         25,000          24,688
Diamond Holdings, Inc.,
   9.125% - 2008                        125,000         122,187
Jones Intercable, Inc.,
   7.625% - 2008                        100,000         103,000
Lenfest Communications, Inc.,
   10.50% - 2006                        125,000         141,875
Rogers Cablesystems, Inc.,
   9.625% - 2002                        175,000         184,844
Rogers Communications, Inc.,
   9.125% - 2006                        200,000         199,500
                                                   ------------
                                                      1,402,156
MEDIA - NONCABLE - 0.6%
Albritton Communications Company,
   9.75% - 2007                         125,000         128,438
Golden Books Publishing, Inc.,
   7.65% - 2002                         200,000          62,500
Heritage Media Corporation,
   8.75% - 2006                         100,000         104,500
Hollinger International, Inc.,
   9.25% - 2006                         200,000         208,000
                                                   ------------
                                                        503,438
METALS - 0.4%
Ameristeel Corporation,
   8.75% - 2008                         100,000          96,875
Simcala, Inc., 9.625% - 2006             75,000          59,813
Wheeling-Pittsburgh Corporation,
   9.25% - 2007                         100,000          92,500
WHX Corporation,
   10.50% - 2005                         75,000          68,812
                                                   ------------
                                                        318,000
PACKAGING - 0.2%
Indesco International, Inc.,
   9.75% - 2008                         175,000         162,750

RETAILERS - 0.3%
Specialty Retailers, Inc.,
   8.50% - 2005                        $125,000     $   115,938
Zale Corporation, 8.50% - 2007         $100,000          97,750
                                                   ------------
                                                        213,688
SERVICES - 0.3%
Loewen Group, Inc.,
   6.70% - 1999                         $75,000          73,781
Protection One, Inc.,
   7.375% - 2005                       $200,000         209,000
                                                   ------------
                                                        282,781
TELECOMMUNICATIONS - 1.1%
Comcast Cellular Holdings, Inc.,
   9.50% - 2007                        $200,000         205,250
Mastec, Inc., 7.75% - 2008              $75,000          69,844
Mcleodusa, Inc., 8.375% - 2008         $175,000         172,375
MJD Communications, Inc.,
   9.50% - 2008                        $175,000         175,875
RCN Corporation, 10.00% - 2007         $225,000         210,937
Satelites Mexicanos, Inc.,
   10.125% - 2004                      $200,000         135,500
                                                   ------------
                                                        969,781
TEXTILES - 0.2%
Delta Mills, Inc., 9.625% - 2007       $100,000          92,250
Westpoint Stevens, Inc.,
   7.875% - 2008                        $75,000          76,312
                                                   ------------
                                                        168,562
                                                   ------------
   Total corporate bonds - 9.6%                       8,239,982

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 1.4%
Boeing Company                           20,000         686,250
Precision Castparts Corporation          12,000         495,000
                                                   ------------
                                                      1,181,250
AUTOMOBILES - 0.8%
General Motors Corporation               13,000         710,937

AUTO PARTS & EQUIPMENT - 1.7%
Genuine Parts Company                    20,000         601,250
TRW, Inc.                                20,000         887,500
                                                   ------------
                                                      1,488,750
BANKS - MAJOR REGIONAL - 2.6%
Banc One Corporation                     16,000         682,000
Bankers Trust Corporation                12,000         708,000
J.P. Morgan & Company, Inc.              10,000         846,250
                                                   ------------
                                                      2,236,250

                             See accompanying notes.
-------------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                          NUMBER       MARKET
COMMON STOCK (CONTINUED)                OF SHARES      VALUE
---------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 1.1%
Anheuser-Busch Companies, Inc........... 18,000     $   972,000

BEVERAGES - SOFT DRINK - 0.5%
PepsiCo, Inc............................ 14,000         412,125

CHEMICALS - BASIC - 1.4%
E.I. du Pont de Nemours & Company        12,000         673,500
Praxair, Inc............................ 16,000         523,000
                                                   ------------
                                                      1,196,500
COMMUNICATION EQUIPMENT - 0.6%
Motorola, Inc........................... 12,000         512,250

CONTAINERS & PACKAGING - 1.8%
Bemis Company, Inc...................... 20,000         701,250
Crown Cork & Seal Company, Inc.          16,000         428,000
Union Camp Corporation.................. 10,000         393,750
                                                   ------------
                                                      1,523,000
ELECTRICAL EQUIPMENT - 1.1%
Emerson Electric Company................  6,000         373,500
Hubbell, Inc. (Cl.B).................... 15,000         532,500
                                                   ------------
                                                        906,000
ELECTRIC COMPANIES - 6.5%
Allegheny Energy, Inc................... 13,000         410,313
Baltimore Gas & Electric Company........ 10,000         333,750
Cinergy Corporation..................... 20,000         765,000
Kansas City Power & Light Company....... 30,000         913,125
LG&E Energy Corporation................. 10,000         278,750
Northern States Power Company........... 16,000         449,000
Peco Energy Company..................... 24,000         877,500
Potomac Electric Power Company.......... 20,000         530,000
Public Service Enterprise Group, Inc.... 13,000         511,062
Texas Utilities Company................. 10,000         465,625
                                                   ------------
                                                      5,534,125
ELECTRONICS - DEFENSE - 1.3%
Raytheon Company (Cl.B)................. 20,200       1,089,537

ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc...................... 10,000         421,250

ELECTRONICS - INSTRUMENTATION - 0.3%
Tektronix, Inc.......................... 15,000         232,500

FOODS - 2.2%
ConAgra, Inc............................ 10,000         269,375
General Mills, Inc...................... 12,700         889,000
Tyson Foods, Inc. (Cl.A)................ 34,700         689,662
                                                   ------------
                                                      1,848,037
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B).......................  4,000         147,250

GAMING & LOTTERY - 0.4%
Mirage Resorts, Inc..................... 20,000     $   335,000

HEALTH CARE - DRUGS (MAJOR) - 1.3%
Mylan Laboratories, Inc.................  8,000         236,000
Teva Pharmaceutical
   Industries, Ltd. ADR................. 22,200         840,825
                                                   ------------
                                                      1,076,825
HEALTH CARE - LONG TERM CARE - 0.6%
Integrated Health Services, Inc......... 30,500         512,781

HEALTH CARE - MANAGED CARE - 1.8%
Humana, Inc.*........................... 44,600         730,325
United Healthcare Corporation........... 22,800         798,000
                                                   ------------
                                                      1,528,325
HEALTH CARE - SPECIALIZED SERVICES - 0.4%
Alza Corporation*.......................  8,000         347,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
Whirlpool Corporation...................  9,000         423,000

HOUSEHOLD PRODUCTS - 0.9%
Kimberly-Clark Corporation.............. 18,000         729,000

INSURANCE - LIFE/HEALTH - 0.6%
Aetna, Inc..............................  8,000         556,000

INSURANCE - PROPERTY & CASUALTY - 3.5%
Chubb Corporation....................... 10,000         630,000
Leucadia National Corporation........... 30,000         879,375
SAFECO Corporation...................... 15,000         625,313
St. Paul Companies, Inc................. 26,700         867,750
                                                   ------------
                                                      3,002,438
MACHINERY - DIVERSE - 1.4%
Deere & Company......................... 20,000         605,000
Ingersoll-Rand Company.................. 16,000         607,000
                                                   ------------
                                                      1,212,000
MANUFACTURING - DIVERSIFIED - 1.1%
Tenneco, Inc............................ 28,000         920,500

MEDICAL PRODUCTS & SUPPLIES - 2.5%
Baxter International, Inc............... 20,000       1,190,000
Dentsply International, Inc.............  8,000         179,000
St. Jude Medical, Inc.*................. 32,000         740,000
                                                   ------------
                                                      2,109,000
METALS - MINING - 1.3%
Asarco, Inc............................. 60,000       1,147,500

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                        NUMBER         MARKET
COMMON STOCKS                          OF SHARES       VALUE
---------------------------------------------------------------
NATURAL GAS - 2.8%
Consolidated Natural Gas Company.......  15,000    $    817,500
Equitable Resources, Inc...............  20,000         508,750
People's Energy Corporation............  30,000       1,080,000
                                                   ------------
                                                      2,406,250
OFFICE EQUIPMENT & SUPPLIES - 1.4%
Corporate Express, Inc.*.............   100,000       1,193,750

OIL - DOMESTIC - 0.6%
Unocal Corporation...................    15,000         543,750

OIL - INTERNATIONAL - 2.7%
Mobil Corporation....................    10,000         759,375
Royal Dutch Petroleum Company ADR....    32,600       1,552,575
                                                   ------------
                                                      2,311,950
OIL & GAS - DRILLING & EQUIPMENT - 2.8%
Halliburton Company....................  32,000         914,000
Schlumberger, Ltd......................  30,300       1,524,469
                                                   ------------
                                                      2,438,469
OIL & GAS - EXPLORATION & PRODUCTION - 3.6%
Apache Corporation.....................  25,000         670,313
Burlington Resources, Inc..............  19,000         710,125
Kerr-McGee Corporation.................  18,000         819,000
Phillips Petroleum Company.............  19,000         857,375
                                                   ------------
                                                      3,056,813
OIL & GAS - REFINING & MARKETING - 0.8%
Ultramar Diamond Shamrock Corporation..  30,000         682,500

PAPER & FOREST PRODUCTS - 2.3%
Boise Cascade Corporation..............  20,000         506,250
Champion International Corporation.....  10,000         313,125
International Paper Company............   8,000         373,000
Louisiana-Pacific Corporation..........  40,000         815,000
                                                   ------------
                                                      2,007,375
PERSONAL CARE - 0.5%
Alberto-Culver Company.................  20,000         467,500

PHOTOGRAPHY - IMAGING - 0.9%
Eastman Kodak Company..................  10,000         773,125

PUBLISHING - 0.9%
Dow Jones & Company, Inc...............  16,000         744,000

RAILROADS - 2.2%
Burlington Northern Santa Fe
   Corporation.........................  21,000         672,000
Norfolk Southern Corporation...........  18,000         523,125
Union Pacific Corporation..............  16,000         682,000
                                                   ------------
                                                      1,877,125
REAL ESTATE INVESTMENT TRUSTS - 3.5%
Camden Property Trust..................  20,000     $   558,750
HRPT Properties Trust..................  20,000         322,500
Highwoods Properties, Inc..............  10,000         277,500
Hospitality Properties Trust...........  20,000         595,000
Liberty Property Trust.................  24,000         571,500
Simon Property Group, Inc..............  12,000         357,000
United Dominion Realty Trust, Inc......  30,000         341,250
                                                   ------------
                                                      3,023,500
RESTAURANTS - 1.8%
Landry's Seafood Restaurants, Inc.*....  60,000         405,000
McDonald's Corporation.................   8,000         477,500
Wendy's International, Inc.............  30,000         665,625
                                                   ------------
                                                      1,548,125
RETAIL - DEPARTMENT STORES - 0.7%
Dillard's Inc..........................  20,000         566,250

RETAIL - FOOD CHAINS - 1.0%
Giant Food, Inc........................  20,000         863,750

RETAIL - SPECIALTY - 0.4%
Toys "R" Us, Inc.*.....................  20,000         323,750

SERVICES - COMMERCIAL & CONSUMER - 1.4%
Angelica Corporation...................  43,800         703,538
Laidlaw, Inc...........................  49,000         462,437
                                                   ------------
                                                      1,165,975
SERVICES - DATA PROCESSING - 1.6%
Electronic Data System Corporation.....  20,000         663,750
First Data Corporation.................  30,000         705,000
                                                   ------------
                                                      1,368,750

TELECOMMUNICATION - 6.1%
Alltel Corporation.....................  24,000       1,137,000
Bell Atlantic Corporation..............  26,000       1,259,375
GTE Corporation........................  24,000       1,320,000
SBC Communications, Inc................  35,000       1,555,312
                                                   ------------
                                                      5,271,687
TELECOMMUNICATION - LONG DISTANCE - 1.8%
AT&T Corporation.......................  26,000       1,519,375

TEXTILES - APPAREL - 0.5%
The Warnaco Group, Inc.................  20,000         462,500

TOBACCO - 2.5%
Philip Morris Companies, Inc...........  31,000       1,427,938
UST, Inc...............................  24,000         709,500
                                                   ------------
                                                      2,137,438

                             See accompanying notes
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                       PRINCIPAL       MARKET
COMMON STOCK (CONTINUED)                AMOUNT         VALUE
---------------------------------------------------------------
TRUCKING - 0.4%
Werner Enterprises, Inc................  24,000   $     378,000

WASTE MANAGEMENT - 0.8%
Browning-Ferris Industries, Inc........  23,000         695,750
                                                   ------------

   Total common stocks - 84.3%...................    72,138,587
                                                   ------------
   Total investments - 94.6%.....................    81,015,005
   Cash and other assets, less liabilities - 5.4%     4,613,119
                                                   ------------
   Total net assets - 100.0%.....................   $85,628,124
                                                   ============

SECURITY EQUITY FUND-EQUITY SERIES
------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE/DEFENSE - 1.0%
Lockheed Martin Corporation. . . . . . . 85,000    $  8,569,062

AUTOMOBILES - 0.5%
Chrysler Corporation. . . . . . . . . .  90,000       4,308,750

BANKS - MAJOR REGIONAL - 3.7%
Bank of New York Company, Inc.. . . . . 400,000      10,950,000
Northern Trust Corporation. . . . . . . 200,000      13,650,000
Norwest Corporation . . . . . . . . . . 240,000       8,595,000
                                                   ------------
                                                     33,195,000
BANKS - MONEY CENTER - 0.9%
Chase Manhattan Corporation . . . . . . 190,000       8,217,500

BEVERAGES - SOFT DRINK - 0.7%
Whitman Corporation . . . . . . . . . . 400,000       6,375,000

BROADCAST MEDIA - 0.6%
Chancellor Media Corporation* . . . . . 150,000       5,006,250

BUILDING MATERIALS - 0.4%
Masco Corporation . . . . . . . . . . . 150,000       3,693,750

CHEMICALS - BASIC - 0.6%
Praxair, Inc. . . . . . . . . . . . . .  80,000       2,615,000
Solutia, Inc. . . . . . . . . . . . . . 120,000       2,707,500
                                                   ------------
                                                      5,322,500
COMPUTER HARDWARE - 2.2%
Compaq Computer Corporation . . . . . . 200,000       6,325,000
International Business Machines
   Corporation. . . . . . . . . . . . .  60,000       7,680,000
Sun Microsystems, Inc.* . . . . . . . . 120,000       5,977,500
                                                   ------------
                                                     19,982,500
COMPUTERS - NETWORKING - 1.0%
Cisco Systems, Inc.*  . . . . . . . . . 150,000   $   9,271,875

COMPUTER SOFTWARE/SERVICES - 4.7%
BMC Software, Inc.* . . . . . . . . . . 250,000      15,015,625
Computer Sciences Corporation* . . . .  120,000       6,540,000
Microsoft Corporation*  . . . . . . . . 180,000      19,811,250
Wang Laboratories, Inc. Warrants* . . .   2,369          12,807
                                                   ------------
                                                     41,379,682
ELECTRICAL EQUIPMENT - 2.8%
Emerson Electric Company  . . . . . . . 150,000       9,337,500
General Electric Company  . . . . . . . 200,000      15,912,500
                                                   ------------
                                                     25,250,000
ELECTRONICS - SEMICONDUCTORS - 0.6%
Intel Corporation . . . . . . . . . . .  60,000       5,145,000

ENTERTAINMENT - 0.8%
Time Warner, Inc. . . . . . . . . . . .  80,000       7,005,000

FINANCIAL - DIVERSE - 4.3%
American General Corporation . . . . .  150,000       9,581,250
Fannie Mae . . . . . . . . . . . . . .  230,000      14,777,500
Freddie Mac. . . . . . . . . . . . . .  270,000      13,348,125
                                                   ------------
                                                     37,706,875
FOODS - 3.1%
Bestfoods . . . . . . . . . . . . . .   240,000      11,625,000
ConAgra, Inc. . . . . . . . . . . . .   320,000       8,620,000
Ralston-Ralston Purina Group. . . . .   255,000       7,458,750
                                                   ------------
                                                     27,703,750
HEALTH CARE - DIVERSE - 4.2%
American Home Products Corporation . .  260,000      13,617,500
Bristol-Myers Squibb Company . . . . .  150,000      15,581,250
Johnson & Johnson. . . . . . . . . . .  100,000       7,825,000
                                                   ------------
                                                     37,023,750
HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc.. . . . . . . . .  461,000       9,565,750

HOUSEHOLD PRODUCTS - 3.0%
Colgate-Palmolive Company. . . . . . .  100,000       6,850,000
Fort James Corporation . . . . . . . .  280,000       9,187,500
Procter & Gamble Company, The. . . . .  150,000      10,640,625
                                                   ------------
                                                     26,678,125
INSURANCE - LIFE/HEALTH - 1.4%
Protective Life Corporation. . . . . .  130,000       4,680,000
Unum Corporation . . . . . . . . . . .  150,000       7,453,125
                                                   ------------
                                                     12,133,125

                            See accompanying notes.
-----------------------------------------------------------------------------
                                       22
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-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)              OF SHARES     VALUE
---------------------------------------------------------------
INSURANCE - MULTI-LINE - 3.6%
American International Group, Inc...... 150,000     $11,550,000
Hartford Financial Services
   Group, Inc.......................... 200,000       9,487,500
Lincoln National Corporation........... 135,000      11,103,750
                                                   ------------
                                                     32,141,250
INSURANCE - PROPERTY & CASUALTY - 1.3%
Allstate Corporation..................  270,000      11,255,625

LODGING - HOTELS - 1.3%
Carnival Corporation (Cl. A)..........  370,000      11,770,625

MANUFACTURING - DIVERSIFIED - 6.1%
AlliedSignal, Inc.....................  320,000      11,320,000
Crane Company.........................  300,000       7,050,000
Textron, Inc..........................  105,000       6,365,625
Tyco International, Ltd...............  240,000      13,260,000
U.S. Industries, Inc..................  470,000       7,079,375
United Technologies Corporation.......  115,000       8,790,312
                                                   ------------
                                                     53,865,312
MEDICAL PRODUCTS & SUPPLIES - 4.0%
Baxter International, Inc.............  200,000      11,900,000
Becton, Dickinson & Company...........  300,000      12,337,500
Medtronic, Inc........................  200,000      11,575,000
                                                   ------------
                                                     35,812,500
NATURAL GAS - 1.3%
Coastal Corporation...................  340,000      11,475,000

OIL - DOMESTIC - 0.6%
USX - Marathon Group..................  155,000       5,492,812

OIL - INTERNATIONAL - 4.4%
Chevron Corporation...................   90,000       7,565,625
Mobil Corporation.....................  140,000      10,631,250
Royal Dutch Petroleum Company ADR.....  200,000       9,525,000
Texaco, Inc...........................  180,000      11,283,750
                                                   ------------
                                                     39,005,625
OIL & GAS - REFINING & MARKETING - 1.0%
Williams Companies, Inc., The.......... 300,000       8,625,000

PHARMACEUTICALS - 3.4%
Schering-Plough Corporation............ 185,000      19,159,063
SmithKline Beecham PLC ADR............. 200,000      10,950,000
                                                   ------------
                                                     30,109,063
PHOTOGRAPHY/IMAGING - 1.0%
Xerox Corporation...................... 100,000       8,475,000

PUBLISHING - 1.0%
McGraw-Hill Companies, Inc............  110,000       8,717,500

PUBLISHING - NEWSPAPER - 1.9%
Gannett Company, Inc..................  160,000   $   8,570,000
Tribune Company.......................  165,000       8,301,563
                                                   ------------
                                                     16,871,563
RETAIL - APPAREL - 0.9%
TJX Companies, Inc..................... 440,000       7,837,500

RETAIL - BUILDING SUPPLIES - 1.3%
Lowes Companies, Inc..................  125,000       3,976,563
Sherwin-Williams Company..............  350,000       7,568,750
                                                   ------------
                                                     11,545,313
RETAIL - DEPARTMENT STORES - 1.6%
Federated Department Stores, Inc.*....  200,000       7,275,000
Saks, Inc.*...........................  300,000       6,731,250
                                                   ------------
                                                     14,006,250
RETAIL - DRUG STORES - 2.6%
Rite Aid Corporation..................  340,000      12,070,000
Walgreen Company......................  250,000      11,015,625
                                                   ------------
                                                     23,085,625
RETAIL - FOOD CHAINS - 2.8%
Kroger Company*.......................  175,000       8,750,000
Safeway, Inc.*........................  340,000      15,767,500
                                                   ------------
                                                     24,517,500
RETAIL - GENERAL MERCHANDISE - 0.6%
Dayton Hudson Corporation.............. 160,000       5,720,000

RETAIL - SPECIALTY -  1.0%
Payless ShoeSource, Inc.*.............. 225,000       9,309,375

SERVICES - ADVERTISING/MARKETING - 1.2%
Omnicom Group, Inc..................... 240,000      10,800,000

SERVICES - COMMERCIAL & CONSUMER - 1.4%
Viad Corporation....................... 450,000      12,065,625

TELECOMMUNICATIONS - 2.6%
GTE Corporation........................ 100,000       5,500,000
MCI Worldcom, Inc.*.................... 250,000      12,218,750
SBC Communications, Inc................ 125,000       5,554,688
                                                   ------------
                                                     23,273,438
TELECOMMUNICATIONS - LONG DISTANCE - 1.4%
Sprint Corporation....................  170,000      12,240,000

WASTE MANAGEMENT - 0.9%
Waste Management, Inc.................  160,000       7,690,000
                                                   ------------
   Total common stocks - 86.8%....................  769,240,745
   Cash and other assets,
     less liabilities - 13.2%.....................  117,343,812
                                                   ------------
   Total net assets - 100.0%...................... $886,584,557
                                                   ============

                             See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
AUSTRALIA - 1.1%
Telestra Corporation....................119,600     $   334,856

BRAZIL - 0.5%
Telecomunicacoes Brasileiras S.A.*......  2,500         176,094

CANADA - 2.8%
Imax Corporation ADR*................... 34,500         690,000
Lowen Group, Inc., The..................  4,300          63,425
Yogen Fruz World-Wide, Inc.*............ 27,830         119,438
                                                   ------------
                                                        872,863
DENMARK - 1.3%
Tele Danmark A/S........................  4,100         407,097

FRANCE - 6.9%
Alcatel Alsthom.........................  1,420         126,170
AXA-UAP.................................  2,840         259,941
Banque Nationale De Paris...............  2,400         128,461
Elf Aquitaine S.A. ADR..................  6,900         429,094
SEITA...................................  6,000         346,846
Sidel S.A...............................  4,720         323,380
Vivendi.................................  2,760         549,558
                                                   ------------
                                                      2,163,450
GERMANY - 2.5%
Allianz AG.............................     960         296,949
Kamps AG*..............................     700          36,646
Rhoen-Klinikum AG......................   5,050         453,213
                                                   ------------
                                                        786,808
GREECE - 2.1%
Aktor S.A.*............................  14,700         132,196
Commercial Bank of Greece S.A..........   4,200         328,119
Ergo Bank S.A..........................   2,600         209,441
                                                   ------------
                                                        669,756
HONG KONG - 0.2%
JCG Holdings, Ltd...................... 320,000          57,818

IRELAND - 3.8%
Allied Irish Banks PLC.................  19,500         285,599
Elan Corporation PLC ADR...............  11,500         828,719
Ryanair Holdings PLC...................  13,640          75,832
                                                   ------------
                                                      1,190,150
ITALY - 3.2%
Banca Nazionale del Lavoro*...........   89,000         226,210
Instituto Nazionale delle
   Assicurazioni......................   88,300         224,430
Mediolanum SpA........................    9,000         206,421
Telecom Italia SpA....................   52,900         364,149
                                                   ------------
                                                      1,021,210
JAPAN - 7.7%
Amway Japan, Ltd......................   13,300     $    97,708
Asahi Diamond Industry
   Company, Ltd.......................   49,000         196,907
Benesse Corporation...................    2,000          79,929
Bunka Shutter Company, Ltd............   24,000          49,368
Doutor Coffee Company, Ltd............    7,000         194,902
House Foods Corporation...............   12,000         150,749
Mos Food Service, Inc.................   18,000         218,190
National House Industrial
   Company, Ltd.......................   46,000         324,420
Nippon Flour Mills....................   65,000         138,481
Nisshin Flour Milling Company, Ltd....   23,000         167,448
Paris Miki, Inc.......................    3,600          48,398
Rinnai Corporation....................    9,500         149,353
Snow Brand Milk Products
   Company, Ltd.......................   70,000         212,386
Sumitomo Forestry Company.............   33,000         162,188
Tiemco, Ltd...........................    3,300          20,607
York-Benimaru Company, Ltd............    9,900         232,736
                                                   ------------
                                                      2,443,770
LUXEMBOURG - 0.6%
Espirito Santo Financial Group ADR....   12,900         200,756
NETHERLANDS - 2.4%
Koninklijke Ahold NV..................   18,600         555,504
Koninklijke KPN LV....................    6,600         203,766
                                                   ------------
                                                        759,270
NORWAY - 1.9%
Saga Petroleum ASA "A"................   30,300         311,109
Storebrand ASA*.......................   41,200         283,873
                                                   ------------
                                                        594,982
PHILIPPINES - 0.0%
C&P Homes, Inc........................1,397,450           7,506

SINGAPORE - 1.8%
Keppel Fels, Ltd......................   21,000          23,310
Mandarin Oriental International, Ltd..   60,000          28,200
Singapore Press Holdings, Ltd.........   21,000         174,512
Singapore Telecommunications, Ltd.....  203,000         339,799
                                                   ------------
                                                        565,821
SPAIN - 2.2%
Mapfre Vida Seguros...................    4,949         191,599
Tabacalera S.A........................   22,500         493,348
                                                   ------------
                                                        684,947

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - GLOBAL SERIES
          (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES        VALUE
---------------------------------------------------------------
SWEDEN - 2.6%
Castellum AB*........................... 55,000       $ 544,068
Swedish Match AB........................ 87,224         271,653
                                                   ------------
                                                        815,721
SWITZERLAND - 5.8%
Nestle S.A..............................    202         401,870
Novartis AG.............................    414         663,632
Roche Holdings AB.......................     56         602,759
Schweizerische Lebensversicherungs-
   und Rentenstalt......................    342         153,422
                                                   ------------
                                                      1,821,683
UNITED KINGDOM - 13.1%
Aegis Group PLC.........................339,000         486,802
BritishTelecommunications PLC........... 20,500         273,824
Cadbury Schweppes PLC................... 22,300         289,909
Capita Group PLC........................ 35,900         369,711
D.F.S. Furniture Company PLC............ 55,800         188,705
George Wimpey PLC.......................108,000         177,112
Glaxo Wellcome PLC...................... 12,600         371,078
Oriflame International S.A.............. 12,000          27,224
Polypipe PLC............................ 65,500         114,650
Provident Financial PLC................. 32,161         431,223
Regent Inns PLC......................... 72,700         174,200
Rio Tinto PLC........................... 25,600         307,578
Royal Bank of Scotland Group PLC........ 11,400         131,738
SmithKline Beecham PLC.................. 47,800         527,597
Vodafone Group PLC...................... 22,900         266,966
                                                   ------------
                                                      4,138,317
UNITED STATES - 24.1%
Ace, Ltd................................  3,900         117,000
Adaptec, Inc.*.......................... 11,800         112,100
BJ Services Company*....................  8,800         143,000
Bristol-Myers Squibb Company............  1,700         176,588
Caribiner International, Inc.*..........  5,400          45,900
Chevron Corporation.....................  2,100         176,531
Comcast Corporation.....................  2,700         126,731
Consolidated Edison, Inc................  2,700         140,738
Costco Companies, Inc.*.................  2,300         108,963
Cymer, Inc.*............................ 10,500          95,812
Data General Corporation*............... 14,900         162,037
Dominion Resources, Inc.................  2,900         129,412
EMC Corporation*........................  2,300         131,531
Emerson Electric Company................  2,900         180,525
EXEL, Ltd...............................  1,800         113,400
Fannie Mae..............................  2,700         173,475
Federal-Mogul Corporation...............  3,000         140,250
Fort James Corporation..................  5,600         183,750

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES        VALUE
---------------------------------------------------------------


UNITED STATES (CONTINUED)
Gap, Inc................................  1,950      $  102,863
General Electric Company................  1,900         151,169
GTE Corporation.........................  2,600         143,000
Hershey Foods Corporation...............  2,700         184,781
Home Depot, Inc.........................  2,600         102,700
Johnson & Johnson.......................  2,000         156,500
Lucent Technologies, Inc................  1,400          96,688
Marsh & Mclennan
   Companies, Inc.......................  2,250         111,937
Martin Marietta Materials, Inc..........  3,700         159,794
Merrill Lynch & Company, Inc............  1,200          56,850
Millennium Chemicals, Inc...............  7,100         132,237
Mobil Corporation.......................  2,600         197,438
Motorola, Inc...........................  2,300          98,181
NationsBank Corporation.................  1,900         101,650
Network Associates, Inc.*...............  3,000         106,500
Newell Company..........................  2,800         128,975
Pfizer, Inc.............................  1,200         127,125
Pharmacia & Upjohn, Inc.................  4,200         210,788
Philip Morris Companies, Inc............  3,300         152,006
Procter & Gamble Company, The...........  2,000         141,875
Rite Aid Corporation....................  4,200         149,100
Rubbermaid, Inc.........................  5,900         141,231
Safeway, Inc.*..........................  3,400         157,675
Structural Dynamics
   Research Corporation*................ 14,400         162,000
Sungard Data Systems, Inc.*.............  4,800         151,200
Teva Pharmaceutical
   Industries, Ltd. ADR................. 17,000         643,875
Texaco, Inc.............................  2,800         175,525
Time Warner, Inc........................  1,100          96,319
TJX Companies, Inc......................  5,200          92,625
Tyco International, Ltd.................  1,500          82,875
U.S. Foodservice, Inc.*.................  4,700         195,638
Warner-Lambert Company..................  2,400         181,200
Williams Companies, Inc., The...........  5,300         152,375
Zale Corporation*.......................  4,500         115,312
                                                   ------------
                                                      7,617,750
                                                   ------------
   Total common stocks - 86.6%.................      27,330,625

PREFERRED STOCKS
----------------

GERMANY - 1.5%
Fielman AG..............................  7,400         285,569
Sto Ag Vorzug...........................    578         186,742
                                                   ------------
   Total preferred stocks - 1.5%                        472,311

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
          (CONTINUED)

                                      PRINCIPAL       MARKET
U.S. GOVERNMENT SECURITIES             AMOUNT          VALUE
---------------------------------------------------------------
U.S. Treasury Strip,
   0.00% - 2023..................... $1,915,000   $     530,090
U.S. Treasury Strip,
   0.00% - 2023.....................  4,337,000       1,184,825
                                                   ------------
   Total U.S. government securities - 5.4%.....       1,714,915
                                                   ------------
   Total investments - 93.5%...................      29,517,851
   Cash and other assets,
     less liabilities - 6.5%...................       2,042,095
                                                   ------------
   Total net assets - 100.0%...................     $31,559,946
                                                   ============

INVESTMENT CONCENTRATION
------------------------
At September 30, 1998, Global Series' investment concentration, by industry, was as follows:
Banking..............................................      5.9%
Building Materials...................................      5.0%
Electric Equipment...................................      2.4%
Chemicals............................................      0.5%
Computer Software/Services...........................      3.4%
Entertainment........................................      3.7%
Financial Services...................................     11.4%
Foods/Beverages......................................      7.7%
Government...........................................      5.4%
Health Care/Drugs....................................     15.8%
Household Products...................................      6.3%
Machinery............................................      1.1%
Manufacturing........................................      4.0%
Oil & Gas............................................      4.1%
Retail...............................................      5.5%
Services.............................................      3.4%
Telecommunications...................................      7.6%
Transportation.......................................      0.3%
Cash, short-term instruments
   and other assets, less liabilities................      6.5%
                                                      ---------
                                                         100.0%
                                                      =========

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
CORPORATE BONDS                        OF SHARES         VALUE
---------------------------------------------------------------
BANKING - 0.8%
Bank of New York Co., Inc.,
   6.50% - 2003........................ $25,000       $  26,375
Washington Mutual Capital I,
   8.375% - 2027(1).................... $25,000          27,469
                                                   ------------
                                                         53,844
BROKERAGE - 0.8%
Merrill Lynch & Company, Inc.,
   8.00% - 2007........................ $25,000          28,625
SI Financing Trust I, 9.50% - 2026(1)..     910          24,342
                                                   ------------
                                                         52,967
CAPITAL GOODS - 0.4%
Lafarge Corporation,
   6.375% - 2005....................... $25,000          26,094
CONSUMER CYCLICAL - 3.1%
Lowe's Companies, Inc.,
   6.70% - 2007........................ $25,000          26,625
MGM Grand, Inc., 6.95% - 2005.......... $10,000          10,225
Mirage Resorts, Inc.,
   6.625% - 2005....................... $10,000          10,087
NewsAmerican Holdings,
   8.625% - 2003....................... $25,000          27,969
Rite Aid Corporation, 6.70% - 2001.....$125,000         129,688
                                                   ------------
                                                        204,594
CONSUMER NONCYCLICAL - 0.9%
Archer-Daniels-Midland Company,
   8.875% - 2011....................... $25,000          32,344
Cargill, Inc., 6.15% - 2008............ $25,000          26,687
                                                   ------------
                                                         59,031
INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007...... $25,000          27,594
NATURAL GAS - 0.4%
MCN Investment Corporation,
   6.32% - 2003........................ $25,000          26,000
TECHNOLOGY - 0.4%
Dell Computer Corporation,
   6.55% - 2008........................ $25,000          26,500
TELECOMMUNICATIONS.- 0.8%
SBC Communications, Inc.,
   6.625% - 2007....................... $25,000          27,281
MCI Worldcom, Inc.,
   6.4% - 2005......................... $25,000          26,375
                                                   ------------
                                                         53,656

                            See accompanying notes.
----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                  (CONTINUED)


                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
CORPORATE BONDS (CONTINUED)            OF SHARES         VALUE
---------------------------------------------------------------
TRANSPORTATION - 2.5%
Hertz Corporation, 7.00% - 2004....... $150,000        $162,000
YANKEE - CORPORATES - 0.4%
Abbey National PLC, 6.69% - 2005......  $25,000          26,281
                                                   ------------

   Total corporate bonds - 10.9%...............         718,561

COMMON STOCKS
BROADCAST MEDIA - 2.8%
MediaOne Group, Inc.*.................    2,000          88,875
TCI Satellite Entertainment, Inc.*....      240             690
Tele-Communications, Inc.*............    2,400          93,900
                                                   ------------
                                                        183,465
COMMUNICATION EQUIPMENT - 2.2%
ADC Telecommunications, Inc.*.........      800          16,900
Allen Telecom, Inc.*..................      900           6,019
Andrew Corporation*...................      700           9,275
Leap Wireless International, Inc.*....       75             351
Lucent Technologies, Inc..............      400          27,625
Motorola, Inc.........................      400          17,075
Northern Telecom, Ltd.................    1,300          41,600
QUALCOMM, Inc.*.......................      300          14,381
Tellabs, Inc.*........................      300          11,944
                                                   ------------
                                                        145,170
COMPUTERS - NETWORKING - 1.8%
Cabletron Systems, Inc.*..............    1,500          16,875
Cisco Systems, Inc.*..................    1,125          69,539
3Com Corporation*.....................    1,000          30,063
                                                   ------------
                                                        116,477
COMPUTERS - PERIPHERALS - 2.9%
EMC Corporation*......................    1,000          57,188
Iomega Corporation*...................    2,000           7,500
Lexmark International Group, Inc.*....      800          55,450
Quantum Corporation*..................      800          12,700
Read-Rite Corporation*................      700           5,469
Seagate Technology, Inc.*.............      800          20,050
Storage Technology Corporation*.......    1,200          30,525
                                                   ------------
                                                        188,882
CONSUMER FINANCE - 1.2%
Capital One Financial Corporation.....      200          20,700
ContiFinancial Corporation*...........      800           6,000
Household International, Inc..........      600          22,500
MBNA Corporation......................      900          25,763
                                                   ------------
                                                         74,963

                                         NUMBER          MARKET
COMMON STOCKS (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
ENTERTAINMENT - 1.5%
Time Warner, Inc......................      600       $  52,537
Viacom, Inc. (CI.A)*..................      600          34,500
Walt Disney Company, The..............      600          15,187
                                                   ------------
                                                        102,224
EQUIPMENT - SEMICONDUCTORS - 0.9%
Applied Materials, Inc.*..............      700          17,675
KLA-Tencor Corporation*...............      600          14,925
Novellus Systems, Inc.*...............      700          18,375
Teradyne, Inc.*.......................      600          10,950
                                                   ------------
                                                         61,925
FOOTWEAR - 2.0%
Nike, Inc. (CI.B).....................    1,500          55,219
Nine West Group, Inc.*................    2,400          22,950
Reebok International, Ltd.*...........    2,300          31,194
Wolverine World Wide, Inc.............    2,300          25,012
                                                   ------------
                                                        134,375
GAMING & LOTTERY - 1.2%
Circus Circus Enterprises, Inc.*......    1,400          13,212
Harrah's Entertainment, Inc.*.........    1,400          18,638
International Game Technology, Inc....    1,300          24,131
Mirage Resorts, Inc.*.................    1,550          25,963
                                                   ------------
                                                         81,944
GOLD COMPANIES - 3.2%
Barrick Gold Corporation..............    1,700          34,000
Battle Mountain Gold Company..........    5,700          34,556
Hecla Mining Company*.................    3,600          18,225
Homestake Mining Company..............    3,100          37,587
Newmont Mining Corporation............    1,100          26,675
Placer Dome, Inc......................    2,800          38,675
Stillwater Mining Company*............      700          22,094
                                                   ------------
                                                        211,812
LONG TERM HEALTH CARE - 1.1%
Beverly Enterprises, Inc.*............    1,100           8,800
Genesis Health Ventures, Inc.*........    1,000          12,250
HCR Manor Care, Inc.*.................      500          14,656
HEALTHSOUTH Corporation*..............    1,551          16,382
Integrated Health Services, Inc.......      700          11,769
Mariner Post-Acute Network, Inc.*.....    1,450           7,431
                                                   ------------
                                                         71,288
INSURANCE - PROPERTY & CASUALTY - 1.8%
Allstate Corporation..................      700          29,181
Chubb Corporation.....................      500          31,500
Cincinnati Financial Corporation......    1,000          30,750
St. Paul Companies, Inc...............      900          29,250
                                                   ------------
                                                        120,681

                            See accompanying notes.
-----------------------------------------------------------------------------

       SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
          (CONTINUED)



                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES        VALUE
-----------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 2.3%
Baxter International, Inc..............       600       $  35,700
Becton, Dickinson & Company............       800          32,900
Boston Scientific Corporation*.........       400          20,550
Guidant Corporation....................       400          29,700
Medtronic, Inc.........................       500          28,938
                                                     ------------
                                                          147,788
OIL & GAS - DRILLING & EQUIPMENT - 1.2%
Baker Hughes, Inc......................       800          16,750
Halliburton Company....................       700          19,994
Schlumberger, Ltd......................       400          20,125
Transocean Offshore, Inc...............       700          24,281
                                                     ------------
                                                           81,150
RESTAURANTS - 1.7%
Applebee's International, Inc..........       600          12,525
Brinker International, Inc.*...........       900          16,875
CKE Restaurants, Inc...................       470          13,983
Cracker Barrel Old Country Store, Inc..       600          13,650
McDonald's Corporation.................       400          23,875
Outback Steakhouse, Inc.*..............       400          10,550
Wendy's International, Inc.............     1,000          22,187
                                                     ------------
                                                          113,645
RETAIL - BUILDING SUPPLIES - 1.3%
Fastenal Company.......................       700          17,500
Hughes Supply, Inc.....................       900          25,650
Lowe's Companies, Inc..................       700          22,269
Sherwin-Williams Company...............     1,000          21,625
                                                     ------------
                                                           87,044
RETAIL - SPECIALTY - 3.1%
AutoZone, Inc.*........................     1,100          27,088
Claire's Stores........................     1,600          28,800
Home Depot, Inc........................       700          27,650
Office Depot, Inc.*....................     1,000          22,438
OfficeMax, Inc.*.......................     2,100          20,606
The Pep Boys - Manny, Moe & Jack.......     1,200          16,050
Staples, Inc.*.........................     1,550          45,531
Toys "R" Us, Inc.*.....................       900          14,569
                                                     ------------
                                                          202,732
SERVICES - ADVERTISING/MARKETING - 2.0%
Acxiom Corporation*....................     1,200          29,775
Gartner Group, Inc.*...................     1,000          20,875
Interpublic Group of Companies, Inc....       500          26,969
Omnicom Group, Inc.....................       600          27,000
True North Communications, Inc.........     1,100          24,406
                                                     ------------
                                                          129,025


                                           PRINCIPAL
                                           AMOUNT OR
                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES        VALUE
-----------------------------------------------------------------
TELECOMMUNICATIONS - 1.1%
Ameritech Corporation..................       300        $ 14,212
Bell Atlantic Corporation..............       214          10,366
BellSouth Corporation..................       200          15,050
GTE Corporation........................       200          11,000
SBC Communications, Inc................       384          17,064
U S West, Inc..........................        54           2,832
                                                     ------------
                                                           70,524
TOBACCO - 1.9%
Philip Morris Companies, Inc...........     1,000          46,063
RJR Nabisco Holdings Corporation.......     1,500          37,781
UST, Inc...............................     1,500          44,344
                                                     ------------
                                                          128,188
TRUCKING - 1.2%
Rollins Truck Leasing Corporation......     2,250          25,171
Ryder System, Inc......................       650          16,169
USFreightways Corporation..............       800          15,900
Werner Enterprises, Inc................     1,375          21,656
                                                     ------------
                                                           78,896
                                                     ------------
   Total common stocks - 38.4%.........                 2,532,198

U.S. GOVERNMENT & GOVERNMENT AGENCIES
---------------------------------------
FEDERAL HOME LOAN MORTGAGES - 2.1%
   7.00% - 2020........................  $100,000         100,954
   7.00% - 2021........................   $39,685          40,370
                                                     ------------
                                                          141,324
FEDERAL NATIONAL MORTGAGE ASSOCIATION -   3.3%
   6.50% - 2018........................   $48,451          48,560
   6.95% - 2020........................  $130,000         135,839
   7.50% - 2020........................   $32,750          33,793
                                                     ------------
                                                          218,192
U.S. TREASURY NOTES - 6.5%
   6.50% - 2006........................  $375,000         425,415
U.S. TREASURY BONDS - 1.7%
   6.00% - 2026........................  $100,000         111,697
                                                     ------------
   Total U.S. government & government
     agencies - 13.6%..................                   896,628

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
REAL ESTATE INVESTMENT TRUSTS          OF SHARES         VALUE
---------------------------------------------------------------

American Health Properties, Inc..........   700        $ 16,450
Archstone Communities Trust..............   800          16,300
Avalon Bay Communities, Inc..............   460          15,669
CBL & Associates Properties, Inc.........   700          18,025
Duke Realty Investments, Inc.............   900          20,869
Equity Residential Properties Trust......   400          16,875
Federal Realty Investment Trust..........   650          14,706
General Growth Properties, Inc...........   550          19,594
Glimcher Realty Trust....................   850          14,556
Health Care Property Investors, Inc......   500          16,500
Kimco Realty Corporation.................   600          22,800
Merry Land & Investment Company..........   800          17,900
New Plan Excel Realty Trust..............   800          18,650
Post Properties, Inc.....................   450          17,353
Public Storage, Inc......................   600          16,087
Simon Property Group, Inc................   600          17,850
Spieker Properties, Inc..................   500          18,375
United Realty Trust Dominion............. 1,200          13,650
Washington Real Estate Investment
   Trust................................. 1,000          16,188
Weingarten Realty Investors..............   400          16,400
                                                   ------------
   Total real estate investment
     trusts - 5.2%.......................               344,797

FOREIGN STOCKS
--------------
BELGIUM - 4.1%
Cementbedrijven Cimenteries..............   200          15,396
Delhaize - Le Lion.......................   300          22,659
Electrabel SA............................   150          59,147
Fortis AG................................   200          49,290
Gevaert NV...............................   200          12,409
Petrofina SA.............................   150          55,016
Solvay SA................................   800          53,349
                                                   ------------
                                                        267,266
DENMARK - 3.8%
A/S Dampskibsselskabet Svendborg.........     5          48,781
A/S Forsikringsselskabet Codan...........    45           5,671
Akieselskabet Potagua....................   140           3,179
Bang & Olufsen Holding A/S...............    82           5,548
BG Bank A/S..............................   133           6,906
Carlsberg A/S............................   197          11,458
Cheminova Holding A/S....................   214           4,041
D/S Norden A/S...........................    35           3,194
Danisco A/S..............................   244          16,510
Danske Traelast..........................    54           4,674
Den Danske Bank..........................   245          27,758

                                         NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
DENMARK (CONTINUED)
Finansierings Institutte for Industri
   og Handvaerk A/S......................   189      $    4,035
Finansieringsselskabet Gefion A/S .......   240           3,985
FLS Industries A/S.......................   212           4,470
ISS International Service
   System A/S*...........................   148           7,802
J. Lauritzen Holdings A/S*...............    89           7,563
Jyske Bank A/S...........................    61           4,991
Korn-OG Foderstof
   Kompagniet A/S........................   153           3,491
Novo Nordisk A/S.........................   263          31,659
Radiometer A/S...........................    94           4,148
Ratin A/S*...............................    88          15,301
Sophus Berendsen A/S*....................    88           3,407
Sydbank A/S..............................   108           4,928
Tele Danmark A/S.........................    94           9,333
Topdanmark A/S*..........................    30           4,390
Tryg-Baltica Forsikring A/S..............   128           3,323
                                                   ------------
                                                        250,546
GERMANY - 10.4%
Allianz AG...............................   360         111,356
BASF AG.................................. 1,081          41,781
Bayer AG.................................   735          29,067
Bayerische Motoren Werke
   (BMW) AG..............................   100          66,411
Bayerische Motoren Werke
   (Bonus Issue).........................    20          13,103
Continental AG...........................   202           4,895
Daimler-Benz AG..........................   450          38,231
Degussa AG...............................   140           6,031
Deutsche Bank AG.........................   692          36,724
Deutsche Telekom AG...................... 2,900          90,050
Dresdner Bank AG.........................   611          23,213
Friedrich Grohe AG-Vorzugsak.............     7           1,927
Heidelberger Zement AG...................    86           5,686
Hochtief AG..............................   180           5,277
Linde AG.................................    14           8,326
Merck KGAA...............................   187           7,664
Muenchener Rueckversicherungs-
   Gesellschaft AG.......................    70          30,573
Preussag AG..............................    72          25,330
SAP AG...................................   122          54,306
Siemens AG............................... 1,038          56,701
Veba AG..................................   634          32,849
                                                   ------------
                                                        689,501

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998



SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
FOREIGN STOCKS (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------
JAPAN - 8.8%
All Nippon Airways Company, Ltd.........  2,000   $       6,465
Asahi Glass Company, Ltd................  2,000           9,697
Bank of Tokyo-Mitsubishi, Ltd...........  3,000          19,285
Chubu Electric Power Company, Inc.......    400           6,421
Fuji Bank, Ltd..........................  1,000           2,020
Fujitsu, Ltd............................  2,000          17,338
Hitachi, Ltd............................  3,000          13,224
Industrial Bank of Japan, Ltd...........  2,000           7,347
Kansai Electric Power Company...........  1,400          24,221
Kawasaki Heavy Industries...............  4,000           8,081
Kawasaki Steel Corporation..............  5,000           5,877
Kinki Nippon Railway
   Company, Ltd.........................  2,000           8,684
Kirin Brewery Company, Ltd..............  1,000           8,022
Kyocera Corporation.....................    100           4,379
Marubeni Corporation....................  3,000           3,548
Marui Company, Ltd......................  1,000          14,546
Matsushita Electric Industrial
   Company, Ltd.........................  2,000          27,255
Mitsubishi Corporation..................  4,000          19,395
Mitsubishi Estate Company, Ltd..........  1,000           6,560
Mitsubishi Heavy Industrial, Ltd........  4,000          13,723
Mitsubishi Motors Corporation...........  2,000           3,306
Mitsubishi Trust & Banking
   Corporation..........................  1,000           3,526
Mitsui Fudosan Company, Ltd.............  1,000           5,135
NEC Corporation.........................  2,000          13,003
Nippon Steel Corporation................  6,000           8,640
Nissan Motor Company, Ltd...............  2,000           5,583
Nomura Securities Company, Ltd..........  2,000          14,399
NSK Ltd.................................  4,000          13,811
Sekisui House, Ltd......................  4,000          32,589
Sharp Corporation.......................  2,000          11,945
Shin-Etsu Chemical Company..............  1,000          15,905
Sony Corporation........................    100           6,972
Sumitomo Bank, Ltd......................  4,000          27,917
Sumitomo Chemical Company...............  6,000          17,940
Tokio Marine & Fire Insurance
   Company..............................  2,000          17,925
Tokyo Electric Power Company............  2,700          51,771
Tokyu Corporation.......................  4,000           8,933
Toshiba Corporation.....................  3,000          10,821
Toyoda Automatic Loom Works, Ltd........  1,000          15,428
Toyota Motor Corporation................  3,000          67,220
                                                   ------------
                                                        578,857
                                                   ------------
   Total foreign stocks - 27.1%................       1,786,170


                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER          MARKET
TEMPORARY CASH INVESTMENTS             OF SHARES         VALUE
---------------------------------------------------------------
MONEY MARKET FUND - 3.8%
   Chase Master Note Program........ $  253,700    $    253,700
                                                   ------------
       Total temporary cash investments - 3.8%...       253,700
                                                   ------------
       Total investments - 99.0%.................     6,532,054
       Cash and other assets,
         less liabilities - 1.0%.................        66,431
                                                   ------------
       Total net assets - 100%...................    $6,598,485
                                                   ============

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

COMMON STOCKS
-------------
AIRLINES - 0.5%
AMR Corporation*........................  1,100       $  60,981

AUTO PARTS & EQUIPMENT - 0.7%
Snap-On, Inc............................  2,900          89,356

BANKS - MAJOR REGIONAL - 5.1%
Banc One Corporation....................  2,640         112,530
Bank of New York Company, Inc...........  5,800         158,775
First Chicago NBD Corporation...........  1,500         102,750
Northern Trust Corporation..............  2,600         177,450
Wachovia Corporation....................  1,300         110,825
                                                   ------------
                                                        662,330
BANKS - MONEY CENTER - 0.7%
Chase Manhattan Corporation.............  2,000          86,500

BEVERAGES - SOFT DRINK - 2.1%
Coca-Cola Company.......................  4,800         276,600

BROADCAST MEDIA - 3.0%
Comcast Corporation (CI.A)..............  2,500         117,344
Tele-Communications, Inc.*..............  2,900         113,463
Viacom, Inc., (CI.B)*...................  2,600         150,800
                                                   ------------
                                                        381,607
CHEMICALS - SPECIALTY - 0.5%
Fuller (H.B.) Company...................    900          34,087
Nalco Chemical Company..................  1,200          35,400
                                                   ------------
                                                         69,487

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT - 1.2%
ADC Telecommunications, Inc.*...........  1,900      $   40,137
Tellabs, Inc.*..........................  1,200          47,775
Scientific-Atlanta, Inc.................  3,100          65,487
                                                   ------------
                                                        153,399
COMPUTER SOFTWARE/SERVICES - 7.1%
Affiliated Computer
   Services, Inc. (Cl.A)*...............  3,100          94,550
American Management Systems, Inc.*......  4,600         125,925
BMC Software, Inc.*.....................  3,800         228,237
Microsoft Corporation*..................  4,200         462,262
                                                   ------------
                                                        910,974
COMPUTER HARDWARE - 4.4%
Compaq Computer Corporation.............  4,200         132,825
Hewlett-Packard Company.................  2,000         105,875
International Business Machines
   Corporation..........................  2,600         332,800
                                                   ------------
                                                        571,500
COMPUTERS - NETWORKING - 2.0%
Ascend Communications, Inc.*...........     600          27,300
Cisco Systems, Inc.*...................   3,825         236,433
                                                   ------------
                                                        263,733
DISTRIBUTION - FOOD & HEALTH - 0.5%
Cardinal Health, Inc..................      650          67,112

ELECTRIC COMPANIES - 0.4%
New Century Energies, Inc.............    1,000          48,687

ELECTRICAL EQUIPMENT - 0.4%
Hubbell, Inc. (CI.B)..................    1,500          53,250

ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc....................    1,600          67,400

ELECTRONICS - SEMICONDUCTORS - 3.5%
Analog Devices, Inc.*.................    3,200          51,400
Intel Corporation.....................    4,700         403,025
                                                   ------------
                                                        454,425
ENTERTAINMENT - 1.1%
Time Warner, Inc......................    1,700         148,856

FINANCIAL - DIVERSE - 7.4%
American Express Company..............    1,600         124,200
American General Corporation..........    2,500         159,687
Fannie Mae............................    2,600         167,050
Freddie Mac...........................    3,500         173,031
Finova Group, Inc.....................    2,800         139,825
SunAmerica, Inc.......................    3,000         183,000
                                                   ------------
                                                        946,793



                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------
FOODS - 2.6%
General Mills, Inc....................    1,500        $105,000
Interstate Bakeries Corporation.......    4,000         124,000
Ralston-Ralston Purina Group..........    3,600         105,300
                                                   ------------
                                                        334,300
HARDWARE & TOOLS - 0.4%
Black & Decker Corporation..............  1,200          49,950

HEALTH CARE - DIVERSE - 2.3%
Johnson & Johnson.......................  3,700         289,525

HEALTH CARE - MANAGED CARE - 0.5%
Wellpoint Health Networks, Inc.*........  1,200          67,275

HEALTH CARE - SPECIALIZED SERVICES - 0.5%
ALZA Corporation*.......................  1,400          60,725

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc....................  6,800         141,100

HOUSEHOLD PRODUCTS - 4.4%
Clorox Company..........................  1,800         148,500
Colgate-Palmolive Company...............  1,800         123,300
Kimberly-Clark Corporation..............  2,000          81,000
Procter & Gamble Company, The...........  3,000         212,812
                                                   ------------
                                                        565,612
INSURANCE - LIFE/HEALTH - 1.1%
UNUM Corporation........................  2,800         139,125

INSURANCE - MULTI-LINE - 1.6%
American International Group, Inc.......  2,700         207,900

INSURANCE - PROPERTY & CASUALTY - 1.0%
Chubb Corporation.......................  2,000         126,000

LEISURE TIME PRODUCTS - 0.6%
Mattel, Inc.............................  2,700          75,600

MANUFACTURING - DIVERSIFIED - 0.8%
Illinois Tool Works, Inc................  1,900         103,550

MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation..............    600          26,213

MEDICAL PRODUCTS & SUPPLIES - 0.5%
Guidant Corporation.....................    800          59,400

NATURAL GAS - 0.5%
Consolidated Natural Gas Company........  1,100          59,950

OFFICE EQUIPMENT & SUPPLIES - 0.8%
Pitney Bowes, Inc.......................  1,800          98,213

OIL - INTERNATIONAL - 1.6%
Amoco Corporation.......................  3,800         204,725

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                 (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS  (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------


OIL & GAS - DRILLING & EQUIPMENT - 0.2%
ENSCO International, Inc................  1,100       $  11,894
Smith International, Inc.*..............    600          16,463
                                                   ------------
                                                         28,357
OIL & GAS - EXPLORATION PRODUCTION - 1.4%
Anadarko Petroleum Corporation..........  2,800         110,075
Apache Corporation......................  2,600          69,713
                                                   ------------
                                                        179,788
PAPER & FOREST PRODUCTS - 0.2%
Mead Corporation........................    800          23,550

PHARMACEUTICALS - 5.4%
Forest Laboratories, Inc.*..............  1,800          61,875
Merck & Company, Inc....................  2,500         323,906
Schering-Plough Corporation.............  3,000         310,688
                                                   ------------
                                                        696,469
PHOTOGRAPHY/IMAGING - 0.8%
Xerox Corporation......................   1,200         101,700

PUBLISHING - 0.6%
McGraw-Hill Companies, Inc.............     900          71,325

RAILROADS - 0.4%
Norfolk Southern Corporation...........   1,700          49,406

RESTAURANTS - 0.8%
McDonald's Corporation.................   1,800         107,438

RETAIL - APPAREL - 1.4%
TJX Companies, Inc.....................   6,800         121,125
Talbots, Inc...........................   3,000          53,625
                                                   ------------
                                                        174,750
RETAIL - BUILDING SUPPLIES - 0.6%
Lowes Companies, Inc...................   2,600          82,713

RETAIL - DEPARTMENT STORES - 1.3%
Kohl's Corporation*....................   1,600          62,400
Saks, Inc.*............................   4,400          98,725
                                                   ------------
                                                        161,125
RETAIL - DRUG STORES - 1.5%
Rite Aid Corporation...................   5,600         198,800

RETAIL - FOOD CHAINS - 1.2%
Kroger Company*........................   3,000         150,000

RETAIL - GENERAL MERCHANDISE - 1.3%
Dayton Hudson Corporation..............   4,800         171,600

                                        NUMBER          MARKET
COMMON STOCKS  (CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------

SAVINGS & LOAN - 0.4%
Ahmanson (H.F.) & Company..............   1,000  $       55,500

SERVICES - ADVERTISING/MARKETING - 1.4%
Omnicom Group, Inc.....................   4,000         180,000

SERVICES - COMMERCIAL & CONSUMER - 0.5%
Service Corporation International......   1,900          60,563

SERVICES - COMPUTER SYSTEMS - 0.8%
Sungard Data Systems, Inc.*............   3,500         110,250

TELECOMMUNICATIONS - 7.4%
Ameritech Corporation..................   3,000         142,125
Bell Atlantic Corporation..............   4,200         203,438
BellSouth Corporation..................   2,700         203,175
MCI Worldcom, Inc.*....................   4,000         195,500
SBC Communications, Inc................   4,600         204,413
                                                   ------------
                                                        948,651
TELECOMMUNICATIONS - LONG DISTANCE - 2.7%
AT&T Corporation.......................   4,600         268,813
Sprint Corporation.....................   1,100          79,200
                                                   ------------
                                                        348,013
TRUCKING - 0.2%
FDX Corporation*.......................     500          22,562
                                                   ------------
   Total common stocks - 92.1%.................      11,844,713
   Cash and other assets,
     less liabilities - 7.9%...................       1,019,107
                                                   ------------
   Total net assets - 100.0%...................     $12,863,820
                                                   ============

                            See accompanying notes.
-----------------------------------------------------------------------------
                                       32
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--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY FUND - VALUE SERIES



                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.3%
Motorcar Parts & Accessories, Inc.*..    19,000      $  220,875

BANKS - MAJOR REGIONAL - 2.0%
Banc One Corporation.................     5,700         242,962
Northern Trust Corporation...........     1,600         109,200
                                                   ------------
                                                        352,162
BIOTECHNOLOGY - 1.4%
Ligand Pharmaceuticals, Inc. (CI.B)*..   26,000         237,250

CHEMICALS - SPECIALTY - 4.0%
Bush Boake Allen, Inc.*...............    5,200         139,100
M.A. Hanna Company....................   26,600         299,250
Material Sciences Corporation*........   30,000         262,500
                                                   ------------
                                                        700,850
COMMUNICATION EQUIPMENT - 7.1%
ANTEC Corporation*....................   24,300         373,613
Comverse Technology, Inc.*............   15,800         645,825
Motorola, Inc.........................    3,800         162,213
Transcrypt International, Inc.*.......   25,000          65,500
                                                   ------------
                                                      1,247,151
COMPUTER HARDWARE - 1.0%
CHS Electronics, Inc.*................   15,400         167,475

COMPUTER SOFTWARE/SERVICES - 8.9%
American Management Systems, Inc.*....   12,000         328,500
Computer Sciences Corporation*........    8,800         479,600
DST Systems, Inc.*....................    5,400         284,850
Rational Software Corporation*........   28,000         470,750
                                                   ------------
                                                      1,563,700
ELECTRICAL EQUIPMENT - 6.7%
Benchmark Electronics, Inc.*..........   19,000         433,437
Cooper Cameron Corporation*...........    5,000         140,625
Maxwell International
   Corporation*.......................   16,000         336,000
Rockwell International
   Corporation........................    7,200         260,100
                                                   ------------
                                                      1,170,162
ELECTRONICS - INSTRUMENTATION - 3.8%
E G & G, Inc..........................    9,700         219,463
Perkin-Elmer Corporation..............    6,400         439,600
                                                   ------------
                                                        659,063
ENTERTAINMENT - 0.6%
Metromedia International Group, Inc.*.   26,000         100,750

HEALTH CARE - LONG TERM CARE - 1.9%
Integrated Health Services, Inc.......   20,000         336,250

                                        NUMBER          MARKET
COMMON STOCKS                          OF SHARES         VALUE
---------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 2.5%
Meadowcraft, Inc.*....................   11,000     $   110,687
O'Sullivan Industries Holdings, Inc.*.   33,000         319,688
                                                   ------------
                                                        430,375
INSURANCE - LIFE/HEALTH - 4.0%
AFLAC, Inc............................   12,000         342,750
UNUM Corporation......................    7,400         367,688
                                                   ------------
                                                        710,438
INSURANCE - PROPERTY & CASUALTY - 1.5%
Horace Mann Educators Corporation.....    9,000         270,000

IRON & STEEL - 1.1%
Cleveland-Cliffs, Inc.................    5,000         195,000

LEISURE TIME PRODUCTS - 2.2%
Hasbro, Inc...........................   13,000         383,500

MANUFACTURING - DIVERSIFIED - 1.2%
AEP Industries, Inc.*.................   10,200         214,200

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Dentsply International, Inc...........    7,200         161,100
Sunrise Medical, Inc.*................   43,600         436,000
                                                   ------------
                                                        597,100
NATURAL GAS - 3.2%
Equitable Resources, Inc..............   22,000         559,625

OIL - INTERNATIONAL - 1.7%
Tesoro Petroleum Corporation*.........   23,000         300,438

OIL & GAS - EXPLORATION & PRODUCTION - 6.9%
Chieftain International, Inc.*........   18,000         307,125
Forcenergy, Inc.*.....................   35,000         203,438
Kerr-McGee Corporation................    4,000         182,000
MCN Energy Group, Inc.................    7,200         122,850
Ocean Energy, Inc.*...................   30,000         393,750
                                                   ------------
                                                      1,209,163
PHARMACEUTICALS - 7.5%
Dura Pharmaceuticals, Inc.*...........   19,000         207,812
Mylan Laboratories, Inc...............   26,000         767,000
Teva Pharmaceutical Industries,
   Ltd. ADR...........................    8,900         337,087
                                                   ------------
                                                      1,311,899
PUBLISHING - NEWSPAPER - 3.2%
E.W. Scripps Company (Cl.A)...........    7,000         304,500
News Corporation, Ltd. ADR............   10,000         256,250
                                                   ------------
                                                        560,750
RAILROADS - 2.9%
RailAmerica, Inc.*....................   86,100         505,837

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY EQUITY FUND - VALUE SERIES
            (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
RESTAURANTS - 6.0%
The Cheesecake Factory*...............   16,500    $    255,750
Morrison Health Care, Inc.............   21,000         372,750
Sonic Corporation*....................   24,000         420,000
                                                   ------------
                                                      1,048,500
RETAIL - APPAREL - 2.2%
Stage Stores, Inc.*...................   16,000         195,000
Talbots, Inc..........................   11,000         196,625
                                                   ------------
                                                        391,625
RETAIL - DEPARTMENT STORES - 1.5%
Elder-Beerman Stores Corporation, Inc.*  15,400         267,575

RETAIL - SPECIALTY - 1.2%
Keystone Automotive Industries, Inc.*    10,500         207,375

SERVICES - COMMERCIAL & CONSUMER - 6.1%
Angelica Corporation..................   32,000         514,000
FTI Consulting, Inc.*.................   20,000         103,750
Pinkerton's, Inc.*....................   32,500         448,906
                                                   ------------
                                                      1,066,656
                                                   ------------
   Total common stocks - 97.0%.................      16,985,744
   Cash and other assets,
     less liabilities - 3.0%...................         529,838
                                                   ------------
   Total net assets - 100.0%...................     $17,515,582
                                                   ============

SECURITY EQUITY FUND - SMALL COMPANY SERIES


COMMON STOCKS
-------------
AIRLINES - 1.5%
Midwest Express Holdings, Inc.*.......... 1,900       $  63,650

BEVERAGES - ALCOHOLIC - 1.2%
Adolph Coors Company.....................   400          18,375
Beringer Wine Estates Holdings,
   Inc. (CI.B)*..........................   800          30,650
                                                   ------------
                                                         49,025
BIOTECHNOLOGY - 1.1%
IDEXX Laboratories, Inc.*................ 2,000          47,750

COMMUNICATION EQUIPMENT - 3.6%
Cellular Communication
   International, Inc.*.................. 1,200          65,100
GeoTel Communications
   Corporation*.......................... 1,500          40,312
L-3 Communication Holdings, Inc.*........ 1,000          39,687
                                                   ------------
                                                        145,099


SECURITY EQUITY FUND - SMALL COMPANY SERIES
               (CONTINUED)
                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
COMPUTER HARDWARE - 1.7%
Cybex Computer Products
   Corporation*.........................    700       $  17,587
Jack Henry & Associates, Inc............    100           4,776
Network Appliance, Inc.*................  1,000          50,625
                                                   ------------
                                                         72,988
COMPUTER SOFTWARE/SERVICES - 12.5%
Advantage Learning Systems, Inc.*.......    600          22,800
Best Software, Inc.*....................    600          14,400
Concord Communications, Inc.*...........  2,500          99,375
Dendrite International, Inc.*...........  2,500          59,687
Inktomi Corporation*....................    600          45,150
Insight Enterprises, Inc.*..............    600          16,950
Legato Systems, Inc.*...................    400          20,550
Mercury Interactive Corporation*........  1,500          59,531
Nova Corporation*.......................    400          12,275
Peregrine Systems, Inc.*................    600          24,150
PSINet, Inc.*...........................  3,200          44,600
TSI International Software, Ltd.*.......  1,000          34,625
Visio Corporation*......................    800          19,250
Wind River Systems*.....................  1,000          47,250
                                                   ------------
                                                        520,593
COMPUTERS - NETWORKING - 0.6%
International Network Services*.........    600          24,900

COMPUTERS - PERIPHERALS - 1.1%
Xircom, Inc.*...........................  1,800          44,100

DISTRIBUTION - FOOD & HEALTH - 1.1%
Hain Food Group, Inc."..................  2,200          33,000
Patterson Dental Company................    400          14,800
                                                   ------------
                                                         47,800
ELECTRIC COMPANIES - 2.8%
Montana Power Company...................    200           8,938
Philadelphia Suburban Corporation.......  1,000          26,812
WPS Resources Corporation...............  2,300          82,225
                                                   ------------
                                                        117,975
ELECTRICAL EQUIPMENT - 1.7%
QLogic Corporation*...................... 1,100          71,775

ELECTRONICS - DEFENSE - 0.4%
Symbol Technologies, Inc.................   300          15,394

ELECTRONICS - DISTRIBUTION - 1.6%
Power Integrations, Inc.*................ 4,000          54,250
Superior Telecom, Inc....................   300          14,512
                                                   ------------
                                                         68,762

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
ENTERTAINMENT - 0.4%
Gemstar International Group, Ltd.*.....     400       $  18,550

FINANCIAL - DIVERSE - 2.0%
LandAmerica Financial Group, Inc.......   1,600          82,000

FOODS - 0.4%
American Italian Pasta Company (CI.A)*....  500          13,125
Worthington Foods, Inc....................  200           3,875
                                                   ------------
                                                         17,000
HEALTH CARE - LONG TERM CARE - 1.3%
Hanger Orthopedic Group, Inc.*........... 3,000          55,875

HEALTH CARE - MANAGED CARE - 1.2%
Express Scripts, Inc.*...................   600          49,350

HEALTH CARE - SPECIALIZED SERVICES - 4.5%
Clark/Bardes Holdings, Inc.*............. 1,100           9,350
Covance, Inc.*...........................   900          23,344
Parexel International*................... 1,700          66,300
Pediatrix Medical Group, Inc.*........... 1,500          67,313
Pharmaceutical Product
   Development, Inc.*....................   800          22,400
                                                   ------------
                                                        188,707
HOSPITAL MANAGEMENT - 2.4%
Province Healthcare Company*............. 3,000         102,188

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
La-Z-Boy, Inc............................ 2,200          43,175

INSURANCE - PROPERTY & CASUALTY - 0.5%
Fidelity National Financial, Inc.........   600          20,287

LODGING - HOTELS - 0.7%
ResortQuest International, Inc.*......... 3,400          29,963

MEDICAL PRODUCTS & SUPPLIES - 5.2%
ADAC Laboratories........................ 2,500          60,000
MiniMed, Inc.*...........................   800          52,800
ResMed, Inc.*............................ 2,000         104,000
                                                   ------------
                                                        216,800
MISCELLANEOUS BUSINESS SERVICES - 1.6%
META Group, Inc.*........................ 2,000          65,375

OFFICE EQUIPMENT & SUPPLIES - 0.5%
National Computer Systems, Inc...........   700          20,650

OIL & GAS - DRILLING & EQUIPMENT - 0.8%
BJ Services Company*..................... 1,100          17,875
Smith International, Inc.*...............   500          13,719
                                                   ------------
                                                         31,594

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
OIL & GAS - EXPLORATION & PRODUCTION - 1.2%
Cross Timbers Oil Company................   700       $  10,544
Devon Energy Corporation.................   300           9,881
Houston Exploration Company*.............   600          11,700
Newfield Exploration Company*............   400           9,000
Snyder Oil Corporation...................   600           9,562
                                                   ------------
                                                         50,687
PHARMACEUTICALS - 1.8%
Alpharma, Inc............................   900          23,625
Amerisource Health Corporation*..........   700          38,106
Sepracor, Inc.*..........................   200          13,150
                                                   ------------
                                                         74,881
RESTAURANTS - 1.2%
Ryan's Family Steak House, Inc.*......... 4,200          50,138

RETAIL - BUILDING SUPPLIES - 0.1%
Rental Service Corporation*..............   300           5,400

RETAIL - DEPARTMENT STORES - 2.8%
99 Cents Only Stores*.................... 3,000         118,688

RETAIL - DRUG STORES - 2.2%
CVS Trust Automatic Common
   Exchange Securities...................   200          16,300
Duane Reade, Inc.*....................... 1,000          37,937
Longs Drug Stores Corporation............   900          36,169
                                                   ------------
                                                         90,406
RETAIL - FOOD CHAINS - 0.7%
Dominick's Supermarkets, Inc.*...........   700          29,925

RETAIL - GENERAL MERCHANDISE - 1.0%
Linens `N Things, Inc.*.................. 1,500          41,250

RETAIL - SPECIALTY - 1.5%
School Specialty, Inc.*.................. 2,500          38,437
United Auto Group, Inc*.................. 1,700          24,119
                                                   ------------
                                                         62,556
SERVICES - ADVERTISING/MARKETING - 3.8%
Acxiom Corporation*.....................  1,500          37,219
Boron, Lepore & Associates, Inc.*.......  1,700          64,387
Lamar Advertising Company*..............  2,000          56,000
                                                   ------------
                                                        157,606
SERVICES - COMMERCIAL & CONSUMER - 7.5%
Century Business Services, Inc.*........  1,500          30,563
International Telecommunication
   Data Systems, Inc.*..................  1,100          31,900
Market Facts, Inc.*.....................    800          22,200
Profit Recovery Group International,Inc.* 4,000         125,000
Rent-Way, Inc.*.........................  1,000          24,625
Romac International, Inc.*..............  4,500          81,000
                                                   ------------
                                                        315,288

                            See accompanying notes.
-----------------------------------------------------------------------------

     SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                (CONTINUED)

                                        NUMBER          MARKET
COMMON STOCK (CONTINUED)               OF SHARES         VALUE
---------------------------------------------------------------
SERVICES - DATA PROCESSING - 3.7%
Lason, Inc.*............................. 3,000     $   153,750

SERVICES - FACILITIES/ENVIRONMENTAL - 1.4%
Metzler Group, Inc.*..................... 1,700          58,225

TELECOMMUNICATIONS - CELLULAR - 0.3%
COMSAT Corporation.......................   300          10,575

TELECOMMUNICATIONS - LONG DISTANCE - 1.1%
Excite, Inc.*............................   400          16,325
Lycos, Inc.*.............................   900          30,431
                                                   ------------
                                                         46,756
TEXTILES - APPAREL - 0.2%
OshKosh B'Gosh, Inc......................   400           8,300

WASTE MANAGEMENT - 1.2%
Eastern Environmental Services, Inc.*.... 1,700          51,425
                                                   ------------
   Total common stocks - 85.1%.................       3,557,181
   Cash and other assets,
     less liabilities - 14.9%..................         623,776
                                                   ------------
   Total net assets - 100.0%...................      $4,180,957
                                                   ============

SECURITY ULTRA FUND

COMMON STOCKS
---------------------------------------------------------------
AIR FREIGHT - 1.3%
Expeditors International of
   Washington, Inc...................... 34,000     $   943,500
BANKS - MAJOR REGIONAL - 4.7%
Northern Trust Corporation.............. 26,000       1,774,500
State Street Corporation................ 31,000       1,691,437
                                                   ------------
                                                      3,465,937
BIOTECHNOLOGY - 3.9%
Ligand Pharmaceuticals, Inc., (CI.B)*.. 180,000       1,642,500
Millennium Pharmaceutical*.............  70,000       1,216,250
                                                   ------------
                                                      2,858,750
CHEMICALS - SPECIALTY - 2.4%
Bush Boake Allen, Inc.*................  32,000         856,000
Material Sciences Corporation*......... 105,200         920,500
                                                   ------------
                                                      1,776,500

SECURITY ULTRA FUND
    (CONTINUED)
                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
COMMUNICATION EQUIPMENT - 7.0%
Comverse Technology, Inc.*.............  90,000      $3,678,750
General Instrument Corporation*........  45,000         973,125
Transcrypt International, Inc.*........ 166,500         436,230
                                                   ------------
 .......................................               5,088,105
COMPUTER HARDWARE - 1.0%
CHS Electronics, Inc.*.................  68,500         744,938

COMPUTER SOFTWARE/SERVICES - 13.5%
American Management Systems, Inc.*.....  83,000       2,272,125
Cambridge Technology, Inc.*............  60,000       1,338,750
Computer Sciences Corporation*.........  22,000       1,199,000
Electronic Processing, Inc.*...........  35,000         402,500
Electronics for Imaging, Inc.*.........  18,000         380,250
Network Associates, Inc.*..............  34,500       1,224,750
Rational Software Corporation*......... 140,000       2,353,750
USCS International, Inc.*..............  22,000         706,750
                                                   ------------
                                                      9,877,875
DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc...................   2,000         206,500

ELECTRICAL EQUIPMENT - 4.1%
Cooper Cameron Corporation*............  28,000         787,500
Maxwell Technologies, Inc.*............ 103,300       2,169,300
                                                   ------------
                                                      2,956,800
ELECTRONICS - INSTRUMENTATION - 4.0%
E G & G, Inc...........................  44,000         995,500
Perkin-Elmer Corporation...............  28,000       1,923,250
                                                   ------------
                                                      2,918,750
ELECTRONICS - SEMI-CONDUCTORS - 0.6%
Uniphase Corporation*..................  11,100         455,100

ENTERTAINMENT - 0.6%
Metromedia International Group, Inc.*.. 120,000         465,000

FOODS - 2.0%
Chiquita Brands International, Inc..... 132,000       1,394,250

HEALTH CARE - LONG TERM CARE - 1.1%
Integrated Health Services, Inc........  46,000         773,375

HEALTH CARE - SPECIALIZED SERVICES - 6.1%
ALZA Corporation*......................  36,000       1,561,500
CryoLife, Inc.*........................  31,000         488,250
Quintiles Transnational Corporation*...  22,200         971,250
Shire Pharmaceuticals Group, PLC*......  65,000       1,421,875
                                                   ------------
                                                      4,442,875

                            See accompanying notes.
-----------------------------------------------------------------------------

    SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

SECURITY ULTRA FUND
(CONTINUED)

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 3.0%
Leggett & Platt, Inc.................... 39,800      $  825,850
Meadowcraft, Inc.*...................... 70,000         704,375
O'Sullivan Industries Holdings, Inc.*... 70,000         678,125
                                                   ------------
                                                      2,208,350
INSURANCE - LIFE & HEALTH - 3.2%
AFLAC, Inc.............................  82,000       2,342,125

LEISURE TIME PRODUCTS - 1.5%
Hasbro, Inc............................  38,000       1,121,000

MANUFACTURING - SPECIALIZED - 0.8%
Ionics, Inc.*..........................  21,000         556,500

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Dentsply International, Inc............  32,000         716,000
Stryker Corporation....................  22,000         748,000
Sunrise Medical, Inc.*................. 100,000       1,000,000
                                                   ------------
 .......................................               2,464,000
OFFICE EQUIPMENT & SUPPLIES - 1.8%
Corporate Express, Inc.*............... 110,000       1,313,125

OIL - INTERNATIONAL - 1.4%
Tesoro Petroleum Corporation*..........  80,100       1,046,306

OIL & GAS - EXPLORATION & PRODUCTION - 3.6%
ForceEnergy, Inc.*..................... 100,000         581,250
Kerr-McGee Corporation.................  17,000         773,500
MCN Energy Group, Inc..................  35,000         597,188
Ocean Energy, Inc.*....................  54,000         708,750
                                                   ------------
                                                      2,660,688
PHARMACEUTICALS - 9.6%
Dura Pharmaceuticals, Inc.*............  85,000         929,688
Mylan Laboratories, Inc................ 160,000       4,720,000
Teva Pharmaceutical
   Industries, Ltd. ADR ...............  36,500       1,382,438
                                                   ------------
                                                      7,032,126
PUBLISHING - NEWSPAPER - 2.0%
E.W. Scripps Company, (CI.A)...........  34,000       1,479,000

RAILROADS - 1.2%
RailAmerica, Inc.*..................... 150,000         881,250

RESTAURANTS - 0.9%
The Cheesecake Factory*................  42,000         651,000

RETAIL - APPAREL - 0.8%
Stage Stores, Inc.*....................  49,000         597,187

                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)              OF SHARES         VALUE
---------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 0.5%
Family Dollar Stores, Inc..............  21,000   $     330,750

RETAIL - GENERAL MERCHANDISE - 0.6%
Consolidated Stores Corporation*.......  24,000         471,000

RETAIL - SPECIALTY - 0.5%
Keystone Automotive Industries, Inc.*..  20,000         395,000

SERVICES - ADVERTISING/MARKETING - 7.1%
Acxiom Corporation*....................  70,000       1,736,875
CKS Group, Inc.*.......................  27,100         479,331
DoubleClick, Inc.*.....................  10,800         257,850
Omnicom Group, Inc.....................  38,000       1,710,000
True North Communications, Inc.........  45,000         998,437
                                                   ------------
                                                      5,182,493
SERVICES - COMMERCIAL & CONSUMER - 1.7%
Angelica Corporation...................  20,000         321,250
FTI Consulting, Inc.*..................  53,500         277,531
Pinkerton's, Inc.*.....................  46,000         635,375
                                                   ------------
                                                      1,234,156
SERVICES - COMPUTER SYSTEMS - 0.7%
Sungard Data Systems, Inc.*...........   17,000         535,500
                                                   ------------
   Total common stocks - 96.9%.................      70,869,811
   Cash and other assets,
     less liabilities - 3.1%...................       2,294,710
                                                   ------------
   Total net assets - 100.0%...................     $73,164,521
                                                   ============

The identified cost of investments owned at September 30, 1998 was the same for book and tax purposes, except for Growth and Income Fund, Global Series, Asset Allocation Series, and Ultra Fund for which the identified cost for federal income tax purposes was $87,565,358, $30,410,442, $6,875,143, and $72,249,937,
respectively.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.
-----------------------------------------------------------------------------

    BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND           EQUITY              GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
Assets
Investments, at value (identified cost: $87,392,841,
  $489,769,337, $30,315,512 and $6,875,073,
  respectively)............................................    $81,015,005        $769,240,745        $29,517,851        $6,532,054
Cash.......................................................      3,707,875         119,661,583          2,111,570                37
Receivables:
  Fund shares sold.........................................        101,350             658,349              2,378            33,037
  Securities sold..........................................        557,079             320,939                 --             1,339
  Forward foreign exchange contracts.......................             --                  --             32,513                --
  Interest.................................................        215,137             436,055              7,316            27,208
  Dividends................................................        200,017             731,737             51,108             8,108
  Foreign taxes recoverable................................             --                  --             33,184             1,684
  Security Management Company..............................             --                  --                 --             6,539
Prepaid expenses...........................................             --                  --                 --             8,878
                                                               -----------        ------------        -----------        ----------
    Total assets...........................................    $85,796,463        $891,049,408        $31,755,920        $6,618,884
                                                               ===========        ============        ===========        ==========

Liabilities and Net Assets
Liabilities:
Payable for:
  Securities purchased.....................................         $   --         $ 3,401,906      $     109,107  $             --
  Fund shares redeemed.....................................         74,470             232,171             24,221                --
Other liabilities:
  Management fees..........................................         86,387             740,546             52,277             5,403
  Custodian fees...........................................             --                  --                 --               173
  Transfer and administration fees.........................             --                  --                 --             6,124
  Professional fees........................................             --                  --                 --             5,000
  12b-1 distribution plan fees.............................          7,482              90,228             10,369             2,726
  Other payables...........................................             --                  --                 --               973
                                                               -----------        ------------        -----------        ----------
    Total liabilities......................................        168,339           4,464,851            195,974            20,399
Net Assets:
Paid in capital............................................     77,362,763         539,625,718         29,921,708         6,427,676
Undistributed net investment income (loss) ................        160,376           2,411,996           (122,744)           61,017
Accumulated undistributed net realized gain
  on sale of investments and foreign
  currency transactions....................................     14,482,821          65,075,435          2,524,727           452,729
Net unrealized appreciation (depreciation)
  in value of investments and translation
  of assets and liabilities in foreign currency............     (6,377,836)        279,471,408           (763,745)         (342,937)
                                                               -----------        ------------        -----------        ----------
    Net assets.............................................     85,628,124         886,584,557         31,559,946         6,598,485
                                                               -----------        ------------        -----------        ----------
      Total liabilities and net assets.....................    $85,796,463        $891,049,408        $31,755,920        $6,618,884
                                                               ===========        ============        ===========        ==========

Class "A" Shares
Capital shares outstanding.................................      9,948,830          87,294,217          1,687,311           306,981
Net assets.................................................    $76,370,950        $773,606,316        $18,940,723        $3,294,479
Net asset value per share (net assets divided by
  shares outstanding)......................................          $7.68               $8.86             $11.23            $10.73
Add: Selling commission (5.75% of the
  offering price)..........................................           0.47                0.54               0.69              0.65
                                                               -----------        ------------        -----------        ----------
Offering price per share (net asset value
  divided by 94.25%).......................................          $8.15               $9.40             $11.92            $11.38
                                                               ===========        ============        ===========        ==========

Class "B" Shares
Capital shares outstanding.................................      1,228,069          13,267,776          1,158,945           311,145
Net assets.................................................     $9,257,174        $112,978,241        $12,619,223        $3,304,006
Net asset value per share (net assets divided by
  shares outstanding)......................................          $7.54               $8.52             $10.89            $10.62
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

    BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                  SMALL           SECURITY
                                                              AWARENESS             VALUE              COMPANY            ULTRA
                                                                SERIES              SERIES              SERIES            FUND

Assets
Investments, at value (identified cost: $9,958,208,
  $17,806,004, $3,418,984 and $72,062,782,
  respectively)............................................    $11,844,713         $16,985,744         $3,557,181       $70,869,811
Cash.......................................................      1,011,115             669,232          1,132,601         1,134,507
Receivables:
  Fund shares sold.........................................         10,663              54,799                 --            20,457
  Securities sold..........................................             --                  --             93,525         1,765,004
  Interest.................................................          3,299                 690              3,257             5,022
  Dividends................................................          9,984              11,942                 28            39,610
Prepaid expenses...........................................          6,168               7,924              5,431                --
                                                               -----------        ------------        -----------       -----------
    Total assets...........................................    $12,885,942         $17,730,331         $4,792,023       $73,834,411
                                                               ===========        ============        ===========       ===========

Liabilities and Net Assets
Liabilities:
Payable for:
  Securities purchased..................................... $           --       $     184,350        $   601,840     $     565,435
  Fund shares redeemed.....................................             --                  --                 --            23,526
Other liabilities:
  Management fees..........................................         10,614              13,860                 --            76,393
  Custodian fees...........................................            680                 953              2,435                --
  Transfer and administration fees.........................          2,454               3,545                911                --
  Professional fees........................................          2,487               6,000                 --                --
  12b-1 distribution plan fees.............................          4,222               5,339              1,225             4,536
  Other payables...........................................          1,665                 702              4,655                --
                                                               -----------        ------------        -----------       -----------
    Total liabilities......................................         22,122             214,749            611,066           669,890
Net Assets:
Paid in capital............................................     10,711,122          18,313,385          4,685,111        55,429,438
Undistributed net investment loss .........................             --                  --                 --                --
Accumulated undistributed net realized gain (loss)
  on sale of investments and
  foreign currency transactions............................        266,193              22,457           (642,351)       18,928,054
Net unrealized appreciation (depreciation)
  in value of investments and translation
  of assets and liabilities in foreign currency............      1,886,505            (820,260)           138,197        (1,192,971)
                                                               -----------        ------------        -----------       -----------
    Net assets.............................................     12,863,820          17,515,582          4,180,957        73,164,521
                                                               -----------        ------------        -----------       -----------
      Total liabilities and net assets.....................    $12,885,942         $17,730,331         $4,792,023       $73,834,411
                                                               ===========        ============        ===========       ===========

Class "A" Shares
Capital shares outstanding.................................        393,357             903,422            307,649         8,831,863
Net assets.................................................     $7,618,508         $10,901,036         $2,676,895       $67,554,143
Net asset value per share (net assets divided by
  shares outstanding)......................................         $19.37              $12.07              $8.70             $7.65
Add: Selling commission (5.75% of the
  offering price)..........................................           1.18                0.74               0.53              0.47
                                                               -----------        ------------        -----------       -----------
Offering price per share (net asset value
  divided by 94.25%).......................................         $20.55              $12.81              $9.23             $8.12
                                                               ===========        ============        ===========       ===========

Class "B" Shares
Capital shares outstanding.................................        275,857             554,061            174,329           770,616
Net assets.................................................     $5,245,312          $6,614,546         $1,504,062        $5,610,378
Net asset value per share (net assets divided by
  shares outstanding)......................................         $19.01              $11.94              $8.63             $7.28
                                                               ===========        ============        ===========       ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

    STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                                SECURITY                                                  ASSET
                                                               GROWTH AND           EQUITY              GLOBAL          ALLOCATION
                                                              INCOME FUND           SERIES              SERIES            SERIES
Investment Income:
  Dividends................................................     $1,764,997         $10,325,189        $   589,288      $     78,776
  Interest.................................................        856,440           2,453,906            182,467           118,225
                                                               -----------        ------------        -----------        ----------
                                                                 2,621,437          12,779,095            771,755           197,001
    Less foreign tax expense...............................             --                  --            (51,034)           (4,670)
                                                               -----------        ------------        -----------        ----------
    Total investment income................................      2,621,437          12,779,095            720,721           192,331

Expenses:
  Management fees..........................................      1,168,375           9,261,209            670,488            72,662
  Custodian fees...........................................             --                  --                 --             4,681
  Transfer/maintenance fees................................             --                  --                 --            12,372
  Administration fees......................................             --                  --                 --            63,270
  Directors' fees..........................................             --                  --                 --                74
  Professional fees........................................             --                  --                 --             5,837
  Reports to shareholders..................................             --                  --                 --               590
  Registration fees........................................             --                  --                 --            19,738
  Other expenses...........................................             --                  --                 --               425
  12b-1 distribution plan fees (Class B)...................         88,110           1,026,720            122,163            36,063
                                                               -----------        ------------        -----------        ----------
                                                                 1,256,485          10,287,929            792,651           215,712
    Less: Reimbursement of expenses........................             --                  --                 --           (36,703)
                                                               -----------        ------------        -----------        ----------
      Total expenses.......................................      1,256,485          10,287,929            792,651           179,009
                                                               -----------        ------------        -----------        ----------
      Net investment income (loss).........................      1,364,952           2,491,166            (71,930)           13,322

Net Realized and Unrealized Gain:
Net realized gain (loss) during the period on:
  Investments..............................................     16,026,155          74,934,557          2,543,979           522,251
  Foreign currency transactions............................             --                  --            (20,654)             (706)
                                                               -----------        ------------        -----------        ----------
    Net realized gain .....................................     16,026,155          74,934,557          2,523,325           521,545

Net change in unrealized appreciation (depreciation) during
 the period on:
  Investments..............................................    (25,050,350)        (19,967,302)        (5,346,047)       (1,088,938)
  Translation of assets and liabilities
    in foreign currencies..................................             --                  --             (4,541)              165
                                                               -----------        ------------        -----------        ----------
  Net unrealized depreciation .............................    (25,050,350)        (19,967,302)        (5,350,588)       (1,088,773)
                                                               -----------        ------------        -----------        ----------
    Net gain (loss) .......................................     (9,024,195)         54,967,255         (2,827,263)         (567,228)
                                                               -----------        ------------        -----------        ----------
      Net increase (decrease) in net assets
        resulting from operations..........................    ($7,659,243)        $57,458,421        ($2,899,193)        ($553,906)
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED.

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                    SMALL         SECURITY
                                                               AWARENESS             VALUE               COMPANY          ULTRA
                                                                SERIES               SERIES              SERIES*          FUND

Investment Income:
  Dividends................................................       $116,364         $   145,147         $    7,614     $     381,759
  Interest.................................................         30,903              19,676             27,349           132,043
                                                               -----------        ------------        -----------       -----------

    Total investment income................................        147,267             164,823             34,963           513,802

Expenses:
  Management fees..........................................        120,016             144,005             33,554         1,068,177
  Custodian fees...........................................          3,635               3,873             10,041                --
  Transfer/maintenance fees................................         14,440              19,523              4,672                --
  Administration fees......................................         10,801              12,984              3,020                --
  Directors' fees..........................................            128                 183                 33                --
  Professional fees........................................          4,887              12,208              5,350                --
  Reports to shareholders..................................            722                 954                189                --
  Registration fees........................................         24,117              28,630             22,240                --
  Other expenses...........................................          1,291                  --              1,121                --
  12b-1 distribution plan fees (Class B)...................         45,580              55,844             14,745            62,235
                                                               -----------        ------------        -----------        ----------
                                                                   225,617             278,204             94,965         1,130,412
    Less: Reimbursement of expenses........................        (34,388)            (35,151)           (33,554)               --
                                                               -----------        ------------        -----------       -----------
     Total expenses........................................        191,229             243,053             61,411         1,130,412
                                                               -----------        ------------        -----------       -----------
      Net investment (loss)................................        (43,962)            (78,230)           (26,448)         (616,610)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the
         period on investments ...........................         478,803             254,031           (642,351)       21,894,442

Net change in unrealized appreciation (depreciation)
  during the period on investments.........................        245,900          (1,677,229)           138,197       (31,503,654)
                                                              ------------        ------------       ------------      ------------
    Net gain (loss) .......................................        724,703          (1,423,198)          (504,154)       (9,609,212)

                                                              ------------        ------------       ------------      ------------
        Net increase (decrease) in net assets
         resulting from operations.........................       $680,741         ($1,501,428)         ($530,602)     ($10,225,822)
                                                               ===========        ============        ===========      ============





*Period October 15, 1997 (inception) through September 30, 1998.

                            See accompanying notes.
--------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                                           SECURITY EQUITY FUND

                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND            EQUITY             GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $ 1,364,952       $   2,491,166        $   (71,930)       $   13,322
  Net realized gain .......................................     16,026,155          74,934,557          2,523,325           521,545
  Unrealized depreciation
        during the period..................................    (25,050,350)        (19,967,302)        (5,350,588)       (1,088,773)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease) in net assets
      resulting from operations............................     (7,659,243)         57,458,421         (2,899,193)         (553,906)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................     (1,262,953)         (2,345,453)          (149,975)          (58,957)
    Class B................................................        (37,978)                 --                 --           (28,111)
  Net realized gain
    Class A................................................    (20,855,139)        (64,378,392)        (1,839,513)         (224,701)
    Class B................................................     (1,779,733)         (7,895,986)        (1,085,880)         (230,756)
                                                               -----------        ------------        -----------        ----------
      Total distributions to shareholders..................    (23,935,803)        (74,619,831)        (3,075,368)         (542,525)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      8,039,594         136,274,032          6,756,901           477,764
    Class B................................................      6,982,465          87,126,289          7,257,866           273,444
  Dividends reinvested
    Class A................................................     20,461,757          62,161,314          1,961,738           281,349
    Class B................................................      1,801,115           7,737,823          1,084,862           257,508
  Shares redeemed
    Class A................................................    (14,689,087)       (169,188,732)       (10,210,710)         (834,386)
    Class B................................................     (3,361,102)        (67,220,998)        (6,570,649)         (518,143)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease)
      from capital share transactions......................     19,234,742          56,889,728            280,008           (62,464)
                                                               -----------        ------------        -----------        ----------
      Total increase (decrease) in net assets..............    (12,360,304)         39,728,318         (5,694,553)       (1,158,895)

NET ASSETS:
  Beginning of period......................................     97,988,428         846,856,239         37,254,499         7,757,380
                                                               -----------        ------------        -----------        ----------
  End of period............................................    $85,628,124        $886,584,557        $31,559,946        $6,598,485
                                                               ===========        ============        ===========        ==========
  Undistributed net investment income (loss) at
    end of period..........................................       $160,376          $2,411,996          ($122,744)          $61,017
                                                               ===========        ============        ===========        ==========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        897,930          14,708,089            550,745            40,767
    Class B................................................        777,100           9,679,948            609,174            23,179
  Dividends reinvested
    Class A................................................      2,491,694           7,660,051            178,892            26,301
    Class B................................................        224,071             983,955            101,172            24,152
  Shares redeemed
    Class A................................................     (1,631,465)        (18,384,656)          (826,479)          (70,566)
    Class B................................................       (386,154)         (7,521,486)          (539,145)          (45,400)
                                                               -----------        ------------        -----------        ----------
    Net increase (decrease) ...............................      2,373,176           7,125,901             74,359            (1,567)
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED.

                                                                        SECURITY EQUITY FUND
                                                             -------------------------------------------
                                                                SOCIAL                                  SMALL           SECURITY
                                                              AWARENESS             VALUE              COMPANY            ULTRA
                                                                SERIES              SERIES              SERIES            FUND

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss...................................     $     (43,962)     $      (78,230)      $    (26,448)    $    (616,610)
  Net realized gain (loss).................................        478,803             254,031           (642,351)       21,894,442
  Unrealized appreciation (depreciation)
    during the period......................................        245,900          (1,677,229)           138,197       (31,503,654)
                                                               -----------        ------------         ----------       -----------
    Net increase (decrease) in net assets
     resulting from operations.............................        680,741          (1,501,428)          (530,602)      (10,225,822)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................        (13,294)            (23,776)            (1,066)               --
    Class B................................................             --                  --                 --                --
  Net realized gain
    Class A................................................             --            (148,467)                --        (4,076,926)
    Class B................................................             --             (99,378)                --          (303,165)
                                                               -----------        ------------        -----------       -----------
    Total distributions to shareholders....................        (13,294)           (271,621)            (1,066)       (4,380,091)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      1,947,642           8,620,440          3,335,436        15,549,214
    Class B................................................      1,754,799           4,903,668          1,815,706         5,484,993
  Dividends reinvested
    Class A................................................         12,614             169,124              1,049         3,906,218
    Class B................................................             --              87,953                 --           296,771
  Shares redeemed
    Class A................................................     (1,015,030)         (1,448,635)          (357,569)      (22,820,668)
    Class B................................................       (353,596)         (1,246,510)           (81,997)       (5,113,365)
                                                               -----------        ------------        -----------       -----------
    Net increase (decrease)
     from capital share transactions.......................      2,346,429          11,086,040          4,712,625        (2,696,837)
                                                               -----------        ------------        -----------       -----------
      Total increase (decrease) in net assets..............      3,013,876           9,312,991          4,180,957       (17,302,750)

NET ASSETS:
  Beginning of period......................................      9,849,944           8,202,591                 --        90,467,271
                                                               -----------        ------------        -----------       -----------
  End of period............................................    $12,863,820         $17,515,582         $4,180,957       $73,164,521
                                                               ===========        ============        ===========       ===========
  Undistributed net investment income at
    end of period..........................................            $--                 $--                $--               $--
                                                               ===========        ============        ===========       ===========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................         99,548             638,717            342,821         1,810,198
    Class B................................................         89,089             368,016            182,081           652,253
  Dividends reinvested
    Class A................................................            705              13,847                113           479,762
    Class B................................................             --               7,210                 --            37,989
  Shares redeemed
    Class A................................................        (52,024)           (106,666)           (35,285)       (2,607,409)
    Class B................................................        (17,598)            (97,738)            (7,752)         (589,552)
                                                               -----------        ------------        -----------       -----------

    Net increase (decrease) ...............................        119,720             823,386            481,978          (216,759)
                                                               ===========        ============        ===========       ===========


*Period October 15, 1997 (inception) through September 30, 1998.

                            See accompanying notes.
--------------------------------------------------------------------------------

     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                                                                           SECURITY EQUITY FUND
                                                                            ----------------------------------------------------
                                                               SECURITY                                                   ASSET
                                                               GROWTH AND            EQUITY             GLOBAL          ALLOCATION
                                                              INCOME FUND            SERIES              SERIES            SERIES
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $ 1,221,015         $ 2,692,742          $ (77,044)         $ 70,250
  Net realized gain .......................................     21,245,450          70,480,807          3,427,527           461,093
  Unrealized appreciation during the period................      3,450,512         126,763,115          2,563,891           619,758
                                                               -----------        ------------        -----------        ----------
    Net increase in net assets
      resulting from operations............................     25,916,977         199,936,664          5,914,374         1,151,101


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................     (1,278,257)         (3,155,322)          (597,023)          (63,009)
    Class B................................................        (29,101)                 --           (199,976)          (52,830)
  Net realized gain
    Class A................................................     (5,648,284)        (49,869,431)        (1,243,269)          (61,070)
    Class B................................................       (232,550)         (4,463,901)          (515,069)          (73,554)
                                                               -----------        ------------        -----------        ----------
      Total distributions to shareholders..................     (7,188,192)        (57,488,654)        (2,555,337)         (250,463)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      5,721,292         221,241,550          6,304,969         1,478,803
    Class B................................................      3,688,134         110,104,405          6,613,460         1,009,991
  Dividends reinvested
    Class A................................................      6,351,214          49,656,213          1,808,607           122,613
    Class B................................................        253,502           4,431,044            714,502           124,004
  Shares redeemed
    Class A................................................    (11,732,659)       (219,339,034)        (5,834,526)         (595,393)
    Class B................................................       (542,134)        (76,188,625)        (2,640,062)         (513,448)
                                                               -----------        ------------        -----------        ----------
    Net increase from capital share transactions...........      3,739,349          89,905,553          6,966,950         1,626,570
                                                               -----------        ------------        -----------        ----------
      Total increase in net assets.........................     22,468,134         232,353,563         10,325,987         2,527,208

NET ASSETS:
  Beginning of year........................................     75,520,294         614,502,676         26,928,512         5,230,172
                                                               -----------        ------------        -----------        ----------
  End of year..............................................    $97,988,428        $846,856,239        $37,254,499        $7,757,380
                                                               ===========        ============        ===========        ==========
  Undistributed net investment income at
    end of year............................................        $96,355          $2,266,283           $105,784           $67,914
                                                               ===========        ============        ===========        ==========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        602,485          27,937,552            503,842           128,634
    Class B................................................        388,324          14,249,362            537,435            89,049
  Dividends reinvested
    Class A................................................        721,721           6,886,178            157,805            11,078
    Class B................................................         29,373             628,340             63,438            11,246
  Shares redeemed
    Class A................................................     (1,232,959)        (27,902,983)          (459,717)          (50,647)
    Class B................................................        (56,091)        (10,027,869)          (211,371)          (44,492)
                                                               -----------        ------------        -----------        ----------
    Net increase...........................................        452,853          11,770,580            591,432           144,868
                                                               ===========        ============        ===========        ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997, EXCEPT AS NOTED.

                                                                      SECURITY EQUITY FUND
                                                               ----------------------------------

                                                                 SOCIAL                                SECURITY
                                                               AWARENESS            VALUE               ULTRA
                                                                SERIES*            SERIES**              FUND
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................    $     5,542        $     11,189        $  (832,436)
  Net realized gain (loss).................................       (204,858)            107,088          2,802,288
  Unrealized appreciation during the period................      1,640,605             856,969         13,191,840
                                                               -----------        ------------        -----------
    Net increase in net assets
     resulting from operations.............................      1,441,289             975,246         15,161,692


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A................................................             --                  --                 --
    Class B................................................             --                  --                 --
  Net realized gain
    Class A................................................             --                  --         (5,180,781)
    Class B................................................             --                  --           (326,156)
                                                               -----------        ------------        -----------
    Total distributions to shareholders....................             --                  --         (5,506,937)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sales of shares
    Class A................................................      5,535,748           4,177,778         22,311,821
    Class B................................................      3,185,475           3,087,104          6,072,670
  Dividends reinvested
    Class A................................................             --                  --          4,973,701
    Class B................................................             --                  --            326,142
  Shares redeemed
    Class A................................................       (306,673)            (23,359)       (26,312,322)
    Class B................................................         (5,895)            (14,178)        (3,487,931)
                                                               -----------        ------------        -----------
    Net increase from capital share transactions...........      8,408,655           7,227,345          3,884,081
                                                               -----------        ------------        -----------
      Total increase in net assets.........................      9,849,944           8,202,591         13,538,836

NET ASSETS:
  Beginning of period......................................             --                  --         76,928,435
                                                               -----------        ------------        -----------
  End of period............................................     $9,849,944          $8,202,591        $90,467,271
                                                               ===========        ============        ===========
  Undistributed net investment income at
    end of period..........................................         $5,542             $11,189                $--
                                                               ===========        ============        ===========
  (a) Shares issued and redeemed
  Shares sold
    Class A................................................        363,334             359,432          2,872,813
    Class B................................................        204,698             277,836            766,245
  Dividends reinvested
    Class A................................................             --                  --            656,941
    Class B................................................             --                  --             44,428
  Shares redeemed
    Class A................................................        (18,206)             (1,908)        (3,375,134)
    Class B................................................           (332)             (1,263)          (476,747)
                                                               -----------        ------------        -----------
    Net increase...........................................        549,494             634,097            488,546
                                                               ===========        ============        ===========

*Period November 1, 1996 (inception) through September 30, 1997.
**Period May 1, 1997 (inception) through September 30, 1997.

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                             $11.14      $9.05       $7.93       $6.96       $7.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                                      0.13       0.15        0.18        0.16        0.13
Net Gain (Loss) on Securities
 (realized and unrealized)                                       (0.87)      2.81        1.37        1.18       (0.71)
                                                               -------    -------     -------    --------    --------
Total from Investment Operations                                 (0.74)      2.96        1.55        1.34       (0.58)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                           (0.13)     (0.16)      (0.16)      (0.16)      (0.13)
Distributions (from Capital Gains)                               (2.59)     (0.71)      (0.27)      (0.21)      (0.17)
                                                               -------    -------     -------    --------    --------
   Total Distributions                                           (2.72)     (0.87)      (0.43)      (0.37)      (0.30)
                                                               -------    -------     -------    --------    --------
NET ASSET VALUE END OF PERIOD                                    $7.68     $11.14       $9.05       $7.93       $6.96
                                                               =======    =======     =======    ========    ========
TOTAL RETURN (a)                                                (7.95%)     35.31%      20.31%      20.25%      (7.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                           $76,371     $91,252     $73,273    $67,430     $65,328
Ratio of Expenses to Average Net Assets                          1.21%       1.24%       1.29%      1.31%       1.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     1.49%       1.53%       2.09%      2.21%       1.70%
Portfolio Turnover Rate                                           144%        124%         69%       130%        163%


SECURITY GROWTH AND INCOME FUND (CLASS B)


                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                             $10.99       $8.94       $7.85      $6.90       $7.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                                      0.05        0.05        0.09       0.08        0.05
Net Gain (Loss) on Securities
 (realized and unrealized)                                       (0.88)       2.77        1.35       1.18       (0.69)
                                                              --------    --------    --------   --------    --------
Total from Investment Operations                                 (0.83)       2.82        1.44       1.26       (0.64)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                           (0.03)      (0.06)      (0.08)     (0.09)      (0.12)
Distributions (from Capital Gains)                               (2.59)      (0.71)      (0.27)     (0.22)      (0.17)
                                                              --------    --------    --------   --------    --------
   Total Distributions                                           (2.62)      (0.77)      (0.35)     (0.31)      (0.29)
                                                              --------    --------    --------   --------    --------
NET ASSET VALUE END OF PERIOD                                    $7.54      $10.99       $8.94      $7.85       $6.90
                                                              ========    ========    ========   ========    ========
TOTAL RETURN (a)                                                (8.95%)      34.01%      19.01%     19.07%      (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                            $9,257      $6,737      $2,247     $1,130        $668
Ratio of Expenses to Average Net Assets                           2.21%       2.24%       2.29%      2.31%       2.27%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                      0.59%       0.53%       1.09%      1.21%       1.03%
Portfolio Turnover Rate                                            144%        124%         69%       130%        178%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $9.09      $7.54       $6.55       $5.54        $6.73
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        0.04       0.04        0.05        0.04         0.05
Net Gain (Loss) on Securities
 (realized and unrealized)................................        0.56       2.20        1.48        1.38         0.09
                                                              --------   --------    --------    --------     --------
Total from Investment Operations..........................        0.60       2.24        1.53        1.42         0.14
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.03)     (0.04)      (0.06)         --        (0.12)
Distributions (from Capital Gains)                               (0.80)     (0.65)      (0.48)      (0.41)       (1.21)
                                                              --------   --------    --------    --------     --------
   Total Distributions....................................       (0.83)     (0.69)      (0.54)      (0.41)       (1.33)
                                                              --------   --------    --------    --------     --------
NET ASSET VALUE END OF PERIOD.............................       $8.86      $9.09       $7.54       $6.55        $5.54
                                                              ========   ========    ========    ========     ========
TOTAL RETURN (a)..........................................        7.38%     32.08%      24.90%      27.77%        1.95%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $773,606   $757,520    $575,680    $440,339     $358,237
Ratio of Expenses to Average Net Assets...................        1.02%      1.03%       1.04%       1.05%        1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................        0.39%      0.46%       0.75%       0.87%        0.86%
Portfolio Turnover Rate...................................          47%        66%         64%         95%          79%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $8.82        $7.36       $6.43      $5.49      $6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.05)       (0.04)      (0.02)     (0.01)      0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................        0.55         2.15        1.45       1.36         --
                                                              --------     --------    --------   --------   --------
Total from Investment Operations..........................        0.50         2.11        1.43       1.35       0.01
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................          --           --       (0.02)        --      (0.12)
Distributions (from Capital Gains)                               (0.80)       (0.65)      (0.48)     (0.41)     (1.21)
                                                              --------     --------    --------   --------   --------
   Total Distributions....................................       (0.80)       (0.65)      (0.50)     (0.41)     (1.33)
                                                              --------     --------    --------   --------   --------
NET ASSET VALUE END OF PERIOD.............................       $8.52        $8.82       $7.36      $6.43      $5.49
                                                              ========     ========    ========   ========   ========
TOTAL RETURN (a)..........................................        6.38%       30.85%      23.57%     26.69%    (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $112,978      $89,336     $38,822    $19,288     $7,452
Ratio of Expenses to Average Net Assets...................        2.02%        2.03%       2.04%      2.05%      2.07%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.61%)      (0.54%)     (0.25%)    (0.13%)    (0.01%)
Portfolio Turnover Rate...................................          47%          66%         64%        95%        80%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(F)     1997(F)     1996(F)    1995(F)     1994(B)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $13.56     $12.42     $10.94      $10.84      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................         0.02       0.01       0.01       (0.02)      (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)................................        (1.19)      2.29       1.87        0.31        0.87
                                                               --------   --------   --------    --------    --------
Total from Investment Operations..........................        (1.17)      2.30       1.88        0.29        0.84
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................        (0.09)     (0.38)     (0.25)         --          --
Distributions (from Capital Gains)                                (1.07)     (0.78)     (0.15)      (0.19)         --
                                                               --------   --------   --------    --------    --------
   Total Distributions....................................        (1.16)     (1.16)     (0.40)      (0.19)         --
                                                               --------   --------   --------    --------    --------
NET ASSET VALUE END OF PERIOD.............................       $11.23     $13.56     $12.42      $10.94      $10.84
                                                               ========   ========   ========    ========    ========
TOTAL RETURN (a)..........................................       (8.47%)     20.22%     17.73%       2.80%       8.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $18,941    $24,193    $19,644     $16,261     $20,128
Ratio of Expenses to Average Net Assets...................         2.00%      2.00%      2.00%       2.00%       2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................         0.15%      0.07%      0.07%     (0.17%)     (0.01%)
Portfolio Turnover Rate...................................          122%       132%       142%        141%         73%


SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $13.22     $12.18      $10.74      $10.75       $9.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.10)     (0.11)      (0.10)      (0.12)      (0.12)
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (1.16)      2.24        1.84        0.30        0.91
                                                              --------   --------    --------    --------    --------
Total from Investment Operations..........................       (1.26)      2.13        1.74        0.18        0.79
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................          --      (0.31)      (0.14)         --          --
Distributions (from Capital Gains)                               (1.07)     (0.78)      (0.16)      (0.19)         --
                                                              --------   --------    --------    --------    --------
   Total Distributions....................................       (1.07)     (1.09)      (0.30)      (0.19)         --
                                                              --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD.............................      $10.89     $13.22      $12.18      $10.74      $10.75
                                                              ========   ========    ========    ========    ========
TOTAL RETURN (a)..........................................      (9.43%)     19.01%      16.57%       1.79%       7.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................     $12,619    $13,061      $7,285      $5,433      $3,960
Ratio of Expenses to Average Net Assets...................        3.00%      3.00%       3.00%       3.00%       3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.85%)    (0.93%)     (0.93%)     (1.17%)     (0.01%)
Portfolio Turnover Rate...................................         122%       132%        142%        141%         73%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS A)
                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------------------
                                                              1998(e)(f)     1997(e)(f)(i)     1996(e)(f)     1995(d)(e)(f)
                                                              ----------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.58            $11.06          $10.54         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        0.08              0.17            0.25           0.04
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.98)             1.86            0.77           0.50
                                                              --------          --------        --------       --------
Total from Investment Operations..........................       (0.90)             2.03            1.02           0.54
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.20)            (0.26)          (0.33)            --
Distributions (from Capital Gains)                               (0.75)            (0.25)          (0.17)            --
                                                              --------          --------        --------       --------
   Total Distributions....................................       (0.95)            (0.51)          (0.50)            --
                                                              --------          --------        --------       --------
NET ASSET VALUE END OF PERIOD.............................      $10.73            $12.58          $11.06         $10.54
                                                              ========          ========        ========       ========
TOTAL RETURN (a)..........................................      (7.19%)            19.00%          10.01%          5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $3,294            $3,906          $2,449         $1,906
Ratio of Expenses to Average Net Assets...................        2.00%             1.68%           2.00%          2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................        0.65%             1.52%           2.32%          1.33%
Portfolio Turnover Rate...................................          45%               79%             75%           129%

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS B)
                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------------------
                                                              1998(e)(f)     1997(e)(f)(i)     1996(e)(f)     1995(d)(e)(f)
                                                              ----------     -------------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.45            $10.97          $10.50          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.03)             0.07            0.14            0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.96)             1.84            0.77            0.49
                                                              --------          --------        --------        --------
Total from Investment Operations..........................       (0.99)             1.91            0.91            0.50
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................       (0.09)            (0.18)          (0.27)             --
Distributions (from Capital Gains)                               (0.75)            (0.25)          (0.17)             --
                                                              --------          --------        --------        --------
   Total Distributions....................................       (0.84)            (0.43)          (0.44)             --
                                                              --------          --------        --------        --------
NET ASSET VALUE END OF PERIOD.............................      $10.62            $12.45          $10.97          $10.50
                                                              ========          ========        ========        ========

TOTAL RETURN (a)..........................................      (7.99%)            17.95%           8.97%           5.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $3,304            $3,851          $2,781          $1,529
Ratio of Expenses to Average Net Assets...................        2.94%             2.58%           3.00%           3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.29%)             0.61%           1.32%           0.31%
Portfolio Turnover Rate...................................          45%               79%             75%            129%
Portfolio Turnover Rate

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................        $17.99          $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................            --            0.08
Net Gain (Loss) on Securities
 (realized and unrealized)................................          1.42            2.91
                                                                --------        --------
Total from Investment Operations..........................          1.42            2.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................         (0.04)             --
Distributions (from Capital Gains)                                    --             .--
                                                                --------        --------
   Total Distributions....................................         (0.04)             --
                                                                --------        --------
NET ASSET VALUE END OF PERIOD.............................        $19.37          $17.99
                                                                ========        ========
TOTAL RETURN (a)..........................................          7.89%          19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................        $7,619          $6,209
Ratio of Expenses to Average Net Assets...................          1.22%           0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................            --            0.57%
Portfolio Turnover Rate...................................            41%             38%


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $17.81            $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.19)            (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized)................................        1.39              2.89
                                                              --------          --------
Total from Investment Operations..........................        1.20              2.81
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --                --
Distributions (from Capital Gains)                                  --                --
                                                              --------          --------
   Total Distributions                                              --                --
                                                              --------          --------
NET ASSET VALUE END OF PERIOD.............................      $19.01            $17.81
                                                              ========          ========
TOTAL RETURN (a)..........................................        6.74%            18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $5,245            $3,641
Ratio of Expenses to Average Net Assets...................        2.20%             1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (0.98%)           (0.60%)
Portfolio Turnover Rate...................................          41%               38%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - VALUE SERIES (CLASS A)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $12.95          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................        (0.02)           0.05
Net Gain (Loss) on Securities
 (realized and unrealized)................................        (0.53)           2.90
                                                              ---------       ---------

Total from Investment Operations..........................        (0.55)           2.95
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................        (0.05)             --
Distributions (from Capital Gains)........................        (0.28)             --
                                                              ---------       ---------
   Total Distributions....................................        (0.33)             --
                                                              ---------       ---------
NET ASSET VALUE END OF PERIOD.............................       $12.07          $12.95
                                                              =========       =========
TOTAL RETURN (a)..........................................       (4.31%)          29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $10,901          $4,631
Ratio of Expenses to Average Net Assets...................         1.27%           1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................       (0.13%)           1.43%
Portfolio Turnover Rate...................................           98%             35%

SECURITY EQUITY FUND - VALUE SERIES (CLASS B)
                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------
                                                              1998(e)(f)     1997(e)(f)(g)
                                                             ------------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $12.91           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.15)            0.01
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (0.54)            2.90
                                                             ---------        ---------
Total from Investment Operations..........................       (0.69)            2.91
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --               --
Distributions (from Capital Gains)........................       (0.28)              --
                                                             ---------        ---------
   Total Distributions....................................       (0.28)              --
                                                             ---------        ---------
NET ASSET VALUE END OF PERIOD.............................      $11.94           $12.91
                                                             =========        =========

TOTAL RETURN (a)..........................................      (5.38%)           29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $6,615           $3,572
Ratio of Expenses to Average Net Assets...................        2.33%            2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (1.19%)            0.27%
Portfolio Turnover Rate...................................          98%              35%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL COMPANY SERIES  (CLASS A)
                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------------

                                                              1998(e)(f)(j)
                                                              ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................        (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................        (1.26)
                                                                  --------
Total from Investment Operations.............................        (1.29)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).......................        (0.01)
Distributions (from Capital Gains)                                      --
                                                                  --------
   Total Distributions.......................................        (0.01)
                                                                  --------
NET ASSET VALUE END OF PERIOD                                        $8.70
                                                                  ========
TOTAL RETURN (a).............................................      (12.95%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................       $2,677
Ratio of Expenses to Average Net Assets......................         1.39%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.................................................       (0.35%)
Portfolio Turnover Rate......................................          366%


SECURITY EQUITY FUND - SMALL COMPANY  SERIES (CLASS B)
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                       --------------------------------------

                                                                   1998(e)(f)(j)
                                                                    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................          (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................          (1.24)
                                                                    --------
Total from Investment Operations.............................          (1.37)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                                    --
Distributions (from Capital Gains)                                        --
                                                                    --------
   Total Distributions                                                     -
                                                                    --------
NET ASSET VALUE END OF PERIOD................................          $8.63
                                                                    ========

TOTAL RETURN (a).............................................        (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................         $1,504
Ratio of Expenses to Average Net Assets......................           2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.................................................         (1.34%)
Portfolio Turnover Rate......................................            366%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $9.24       $8.25        $8.20      $6.82         $8.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................      (0.06)      (0.08)       (0.05)     (0.02)        (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)................................      (1.06)       1.65         1.10       1.54         (0.19)
                                                             --------    --------     --------   --------      --------
Total from Investment Operations..........................      (1.12)       1.57         1.05       1.52         (0.24)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                             --          --           --         --            --
Distributions (from Capital Gains)........................      (0.47)      (0.58)       (1.00)     (0.14)        (1.07)
                                                             --------    --------     --------   --------      --------
   Total Distributions....................................      (0.47)      (0.58)       (1.00)     (0.14)        (1.07)
                                                             --------    --------     --------   --------      --------
NET ASSET VALUE END OF PERIOD.............................      $7.65       $9.24        $8.25      $8.20         $6.82
                                                             ========    ========     ========   ========      ========
TOTAL RETURN (a)..........................................    (12.45%)      20.57%       15.36%     22.69%        (3.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $67,554     $84,504      $74,230    $66,052       $60,695
Ratio of Expenses to Average Net Assets...................       1.23%       1.71%        1.31%      1.32%         1.33%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................     (0.64%)     (1.01%)      (0.61%)    (0.31%)       (0.80%)
Portfolio Turnover Rate...................................        116%         68%         161%       180%          111%



SECURITY ULTRA FUND (CLASS B)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                               1998(f)     1997(f)     1996(f)    1995(f)     1994(b)
                                                               --------   --------    --------    --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................       $8.90      $8.03       $8.11       $6.81        $8.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................       (0.14)     (0.15)      (0.13)      (0.09)       (0.10)
Net Gain (Loss) on Securities
 (realized and unrealized)................................       (1.01)      1.60        1.05        1.53        (0.32)
                                                              --------   --------    --------    --------     --------
Total from Investment Operations..........................       (1.15)      1.45        0.92        1.44        (0.42)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                              --         --          --           -           --
Distributions (from Capital Gains)........................       (0.47)     (0.58)      (1.00)      (0.14)       (1.07)
                                                              --------   --------    --------    --------     --------
   Total Distributions....................................       (0.47)     (0.58)      (1.00)      (0.14)       (1.07)
                                                              --------   --------    --------    --------     --------
NET ASSET VALUE END OF PERIOD.............................       $7.28      $8.90       $8.03       $8.11        $6.81
                                                              ========   ========    ========    ========     ========
TOTAL RETURN (a)..........................................     (13.30%)     19.58%      13.81%      21.53%      (5.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................      $5,610     $5,964      $2,698      $5,428       $1,254
Ratio of Expenses to Average Net Assets...................        2.23%      2.71%       2.31%       2.32%        2.36%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................      (1.64%)    (2.01%)     (1.61%)     (1.31%)      (1.76%)
Portfolio Turnover Rate...................................         116%        68%        161%        180%         110%

                            See accompanying notes.
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.
(b) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.
(c) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(d) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.
(e) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                           1995    1996  1997    1998
    Asset Allocation Series       Class A  3.6%    3.1%  2.4%    2.5%
                                  Class B  4.7%    3.9%  3.3%    3.4%
    Social Awareness Series       Class A   N/A    N/A   1.7%    1.5%
                                  Class B   N/A    N/A   2.8%    2.5%
    Value Series                  Class A   N/A    N/A   1.9%    1.5%
                                  Class B   N/A    N/A   2.8%    2.6%
    Small Company Series          Class A   N/A    N/A    N/A    2.4%
                                  Class B   N/A    N/A    N/A    3.4%

(f) Net investment income (loss) was computed using average shares outstanding throughout the period.
(g) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.
(h) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(i) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.
(j) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

--------------------------------------------------------------------------------

         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
   Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in six Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series, the Value Series, and the Small Company Series with each Series, in effect, representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
   D. FUTURES - Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1998.
   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.
   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.
   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness, Value and Small Company Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness, Value and Small Company Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.
   SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness, Value and Small Company Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or (i) $60,000. For administrative services provided to the Social Awareness Series, Value Series and the Small Company Series, SMC receives an administrative fee equal to
 .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.
   SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series         Annual Fees
Less Than $100 Million.........................      40%,
plus $100 Million but less than $200 Million...      35%,
plus $200 Million but less than $400 Million...      30%,
plus $400 Million or more......................      25%

   SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds for which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.
   SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series, Value Series and the Small Company Series to 2% of the average net assets, excluding 12b-1 fees. SMC waived management fees on the Asset Allocation Series, Social Awareness Series and Value Series until February 1, 1998. SMC has also waived the management fees for the Small Company Series until September 30, 1998.
   The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and the Small Company Series has also adopted such a plan with repect to its Class A shares. ThePlans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares and .25% of the net assets of the Small Company Series' Class A shares.
   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                                 SDI                   BROKER/       BROKER/
                            UNDERWRITING    CDSC       DEALER        DEALER
                              (CLASS A)   (CLASS B)   (CLASS A)     (CLASS B)
Growth & Income Fund           $11,930     $12,982    $149,153      $214,268
Security Equity Fund:
    Equity Series              137,516     123,648   1,449,073     1,639,476
    Global Series                   66      24,076      16,744        58,103
    Asset Allocation Series        728       7,197      13,572        10,531
    Social Awareness Series      4,310       4,833      69,520        59,703
    Value Series                 4,530       5,438     171,982       183,293
    Small Company Series            28       2,250      29,762        15,283
Ultra Fund                       3,908      19,376      47,718        32,808

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

-----------------------------------------------------------------------------

-------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX MATTERS
     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1998, were as follows:

                                 GROSS         GROSS      NET UNREALIZED
                              UNREALIZED    UNREALIZED     APPRECIATION
                             APPRECIATION  DEPRECIATION   (DEPRECIATION)
Growth & Income Fund          $2,969,808   ($9,520,161)      ($6,550,353)
Security Equity Fund:
   Equity Series             292,259,977   (12,788,569)      279,471,408
   Global Series               3,093,345    (3,984,533)         (891,188)
   Asset Allocation Series       799,720    (1,142,727)         (343,007)
   Social Awareness Series     2,453,107      (566,602)        1,886,505
   Value Series                1,462,992    (2,283,252)         (820,260)
   Small Company Series          237,534       (99,337)          138,197
Ultra Fund                     9,136,169   (10,516,295)       (1,380,126)

    The Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund hereby respectively designate $15,391,976, $65,468,053, $1,414,896, $336,558, and $4,380,091 as capital gain dividends paid during the fiscal year ended September 30, 1998 for the purpose of the dividends paid deduction on each Fund's federal income tax return. The Small Company Series has a capital loss camiforward of $83,808, which is available to offset future taxable gains and expires in 2006.

4.   INVESTMENT TRANSACTIONS
     Investment transactions for the year ended September 30, 1998, (excluding overnight investments and short-term commercial paper) are as follows:

                                                     PROCEEDS
                                   PURCHASES        FROM SALES
Growth & Income Fund              $135,939,311     $143,767,512
Security Equity Fund:
   Equity Series                   393,619,848      473,548,883
   Global Series                    38,494,344       41,606,702
   Asset Allocation Series           3,080,169        3,436,269
   Social Awareness Series           6,534,238        4,637,172
   Value Series                     23,910,139       13,647,800
   Small Company Series             14,722,414       10,661,079
Ultra Fund                          96,136,753      101,175,598

5.   FORWARD FOREIGN EXCHANGE CONTRACTS
     At September 30, 1998, Global Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                      NET
                                               FOREIGN       AMOUNT TO BE                          UNREALIZED
                          SETTLEMENT           CURRENCY     (RECEIVED)/PAID      U.S. $ VALUE     APPRECIATION
CURRENCY                TYPE      DATE     TO BE DELIVERED     IN U.S.$          AS OF 9/30/98   (DEPRECIATION)
Australian Dollar       Sell    11/05/98      1,189,825      ($772,818)            ($706,010)         $ 66,808
Australian Dollar       Sell    11/05/98        188,961       (112,753)             (112,090)              663
Australian Dollar        Buy    11/05/98        936,458        553,787               555,669             1,882
British Pound           Sell    10/06/98      1,194,832     (1,967,654)           (2,030,104)          (62,450)
British Pound            Buy    10/06/98      1,194,832      1,993,330             2,030,104            36,774
Canadian Dollar         Sell    11/30/98      1,414,840       (973,804)             (924,369)           49,435
Canadian Dollar          Buy    11/30/98      1,204,857        821,723               787,180           (34,543)
German Deutsche Mark    Sell    10/01/98      1,902,027     (1,039,984)           (1,137,984)          (98,000)
German Deutsche Mark     Buy    10/01/98      1,902,027      1,069,050             1,137,984            68,934
Japanese Yen            Sell    03/15/99    125,819,846       (963,251)             (942,920)           20,331
Swedish Krona           Sell    10/01/98      5,481,412       (693,323)             (699,650)           (6,327)
Swedish Krona            Buy    10/01/98      5,481,412        710,644               699,650           (10,994)
                                                                                                    ----------
                                                                                                      $ 32,513
                                                                                                    ==========

6.   FEDERAL TAX STATUS OF DIVIDENDS
     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1998, that qualified for the dividends received deductions for corporate shareholders was 18%, 100%, 100%, 100%, 100%, 57%, 0% and 44% of the
amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series, Social Awareness Series, Value Series, Small Company Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

-------------------------------------------------------------------------------

         REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

      We have audited the accompanying balance sheets, including the schedule of investments of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Asset Allocation, Social Awareness, Value and Small Company Series) and Security Ultra Fund (the Funds) as of September 30, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.



/S/ Ernst & Young llp
-----------------------------
Ernst & Young llp


Kansas City, Missouri
October 30,1998

-----------------------------------------------------------------------------

                      THIS PAGE LEFT BLANK INTENTIONALLY.

THE SECURITY GROUP
OF MUTUAL FUNDS
-------------------------------
Security Growth and Income Fund
Security Equity Fund
    -  Equity Series
    -  Global Series
    -  Asset Allocation Series
    -  Social Awareness Series
    -  Value Series
    -  Small Company Series
Security Ultra Fund
Security Income Fund
    -  Corporate Bond Series
    -  U.S. Government Series
    -  Limited Maturity Bond Series
    -  High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President, Equity Fund
David Eshnaur, Vice President, Equity Fund
Terry A. Milberger, Vice President, Equity Fund
Michael A. Petersen, Vice President, Growth and Income Fund
James P. Schier, Vice President, Equity Fund
Cindy L. Shields, Vice President, Ultra and Equity Fund
Jane A. Tedder, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer



---------------------------                              ------------------
SECURITY DISTRIBUTORS, INC.                                   BULKRATE
---------------------------                              U.S. POSTAGE PAID
                                                            PERMIT NO. 941
700 SW Harrison St.                                          CHICAGO, IL
Topeka, KS 66636-0001                                    ------------------
(785) 431-3127
(800) 888-2461


SDI 604 (R11-98)                                                 46-06048-00

                         SECURITY GROWTH AND INCOME FUND
                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation
(b) Bylaws
(c) Specimen copy of share  certificates  for Fund's shares of capital  stock(1)
(d) Investment Management and Services Agreement
(e) (1) Distribution Agreement
    (2) Class B Distribution Agreement
    (3) Class C Distribution Agreement
    (4) Underwriter-Dealer Agreement(2)
(f) Not applicable
(g) Custodian Agreement - UMB Bank(2)
(h) Not applicable
(i) Legal Opinion
(j) Consent of Independent Auditors
(k) Not applicable
(l) Not applicable
(m) (1) Class B Distribution Plan
    (2) Class C Distribution Plan
(n) Financial Data Schedules
(o) Multiple Class Plan(3)

(1) Incorporated   herein  by  reference   from  the  Exhibits  filed  with  the
    Registrant's Post-Effective Amendment No. 84 to Registration Statement No. 2-12187 (December 1, 1995).

(2) Incorporated herein by reference from the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 84 to Registration Statement No. 2-19458 (January 28, 1999).

(3) Incorporated herein by reference from the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 83 to Registration Statement No. 2-19458 (January 28, 1999).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND.

Not Applicable.

ITEM 25. INDEMNIFICATION.

A policy of insurance covering Security Management Company, LLC, its subsidiaries, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of
Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

On February 11, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Eleventh:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;
B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Security Management Company, LLC also acts as investment manager to SBL Fund, Security Cash Fund, Security Income Fund, Security Equity Fund, Security Municipal Bond Fund, and Security Ultra Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
  Group, Inc.
VICE PRESIDENT AND  DIRECTOR--Security  Distributors,  Inc.; Security Growth and
   Income Fund; Security Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Advisor's Fund
VICE PRESIDENT--Security Income Fund
DIRECTOR--MFR Advisors,  Inc., One Liberty Plaza, 46th Floor, New York, New York
   10006; Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
   Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
   Company, LLC
PRESIDENT AND  DIRECTOR--Security  Cash Fund;  Security  Income  Fund;  Security
   Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund; Advisor's Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
   Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  5100 SW
   10th, Topeka, Kansas

MARK E. YOUNG
-------------
VICE PRESIDENT--Security  Growth and Income Fund; Security Income Fund; Security
   Cash Fund; Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; SBL Fund; Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
ASSISTANT VICE  PRESIDENT--First  Security  Benefit Life  Insurance  and Annuity
   Company of New York
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund

MICHAEL A. PETERSEN
-------------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.; SBL Fund; Security Growth and Income Fund

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.; SBL Fund

AMY J. LEE
----------
VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
   Benefit Life Insurance Company; Security Benefit Group, Inc. SECRETARY--Security Management Company, LLC; Security Distributors, Inc.;
   Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
   Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Advisor's Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
   Benefit Group, Inc.
DIRECTOR--Security Distributors, Inc.

STEVEN M. BOWSER
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Security Income Fund; Security Equity Fund; SBL Fund

THOMAS A. SWANK
---------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT AND CHIEF  INVESTMENT  OFFICER--Security  Benefit Life  Insurance
   Company; Security Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund

CINDY L. SHIELDS
----------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
   Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund

LARRY L. VALENCIA
-----------------
ASSISTANT  VICE  PRESIDENT  AND  SENIOR  RESEARCH  ANALYST--Security  Management
   Company, LLC

JAMES P. SCHIER
---------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
   Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund; Security Ultra Fund

DAVID ESHNAUR
-------------
ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC ASSISTANT VICE PRESIDENT--Security Benefit Life Insurance Company; Security
   Benefit Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund; Security Equity Fund

MARTHA L. SUTHERLAND
--------------------
SECOND VICE PRESIDENT--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT SECRETARYy--Security  Management  Company,  LLC;  Security  Cash Fund;
   Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
   Company; Security Benefit Group, Inc.
DIRECTOR AND SECRETARY--Security Benefit Academy, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Security Equity Fund
    Security Ultra Fund
    Security Income Fund
    Security Municipal Bond Fund
    Variflex Separate Account (Variflex)
    Variflex Separate Account (Variflex ES)
    Varilife Variable Annuity Account
    Parkstone Variable Annuity Account
    Security Varilife  Separate  Account
    Variable  Annuity  Account  VIII  (Variflex  LS)
    Variable Annuity Account VIII (Varaiflex Signature)

(b)     (1)                     (2)                           (3)
 Name and Principal    Position and Offices           Position and Offices
 Business Address*       with Underwriter                with Registrant
 ------------------    --------------------           ---------------------
 Richard K Ryan       President and Director        None
 John D. Cleland      Vice President and Director   President and Director
 James R. Schmank     Vice President and Director   Vice President and Treasurer
 Mark E. Young        Vice President and Director   Vice President
 Donald E. Caum       Director                      None
 Amy J. Lee           Secretary                     Secretary
 Brenda M. Harwood    Treasurer and Director        Treasurer
 William G. Mancuso   Regional Vice President       None

 *700 Harrison, Topeka, Kansas 66636-0001

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund 2certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Topeka, and State of Kansas on the 6th day of November, 1998.

                                            SECURITY GROWTH AND INCOME FUND
                                                        (The Fund)

                                         By:  JOHN D. CLELAND
                                              ----------------------------------
                                              John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

                                         Date: November 6, 1998
                                               ---------------------------------

DONALD A. CHUBB, JR.                     Director
---------------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                          President and Director
---------------------------------------
John D. Cleland

PENNY A. LUMPKIN                         Director
---------------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                      Director
---------------------------------------
Mark L. Morris, Jr.

JAMES R. SCHMANK                         Director
---------------------------------------
James R. Schmank

MAYNARD OLIVERIUS                        Director
---------------------------------------
Maynard Oliverius

BRENDA M. HARWOOD                        Treasurer (Principal Financial Officer)
---------------------------------------
Brenda M. Harwood